File No. 333-130096

                  As filed with the SEC on January 3, 2006
                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549
                                  FORM N-14
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    x
                                                               -------
                     Pre-Effective Amendment No.   1
                                                 ------
                     Post-Effective Amendment No.
                                                  -----
                      (Check appropriate box or boxes)

                             MTB GROUP OF FUNDS
                        (Retail/Institutional Funds)
             (Exact Name of Registrant as Specified in Charter)

                               (412) 288-1900
                        (Area Code and Telephone Number)
                            5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                 (Address of Principal Executive Offices --
                   Number, Street, City, State, Zip Code)

                         C. Grant Anderson, Esquire
                               Reed Smith LLP
                          Federated Investors Tower
                             1001 Liberty Avenue
                            Pittsburgh, PA 15222-3779
                    (Name and Address of Agent for Service --
                   Number, Street, City, State, Zip Code)

                                 Copies to:

                         Matthew G. Maloney, Esquire
                   Dickstein Shapiro Morin & Oshinsky, LLP
                              2101 L Street, NW
                         Washington, D.C. 20037-1526
                               (202) 828-2218

          Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended. The public offering of shares of Registrant's series is on-going. The title of securities being registered is shares of beneficial interest.



No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

                                 PROXY MATERIALS

                                  THE FBR FUNDS
                         FBR Maryland Tax-Free Portfolio
                         FBR Virginia Tax-Free Portfolio

                          1001 Nineteenth Street North
                               Arlington, VA 22209
                                 1-888-888-0025
                                www.fbrfunds.com


January __, 2006

Dear Shareholder:

      A Special Meeting of the Shareholders of the FBR Maryland Tax-Free Portfolio (FBR Maryland) and FBR Virginia Tax-Free Portfolio (FBR Virginia) (each, an Acquired Fund), mutual fund series of The FBR Funds (FBR Funds), will be held at 10:00 a.m. on February 24, 2006, at FBR Funds' principal executive offices, 1001 Nineteenth Street North, Arlington, VA 22209.

      The purpose of the meeting is to ask shareholders to consider the following proposals:

o Approval of a proposed Agreement and Plan of Reorganization (Maryland Plan), whereby FBR Maryland will transfer its assets to the MTB Maryland Municipal Bond Fund (MTB Maryland) (FBR Maryland shareholders only);

o Approval of a proposed Agreement and Plan of Reorganization (Virginia Plan, and together with the Maryland Plan, referred to as the Plans), whereby FBR Virginia will transfer its assets and liabilities to the MTB Virginia Municipal Bond Fund (MTB Virginia) (FBR Virginia shareholders only);

o Approval of the payment of sub-advisory fees to Asset Management, Inc. for the period November 1, 2004 through October 26, 2005 (shareholders of each Acquired Fund to vote separately);

o Approval of the payment of sub-advisory fees to Chevy Chase Trust Company since October 27, 2005 (shareholders of each Acquired Fund to vote separately); and

o Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.



      MTB Maryland and MTB Virginia (Acquiring Funds) are separate series of the MTB Group of Funds, a Delaware statutory trust, managed by MTB Investment Advisors, Inc. (MTBIA), a subsidiary of Manufacturers and Traders Trust Company (M&T Bank). The Acquiring Funds have similar investment strategies and objectives to their respective Acquired Funds.

      I and the Independent Trustees of FBR Funds believe that the proposed reorganizations may benefit shareholders of the Acquired Funds by providing them the opportunity to become part of a larger and more diverse family of 31 retail mutual funds.

      The FBR Funds' Board ("FBR Board") considered various factors in reviewing the proposals regarding the Agreements and Plans of Reorganization on behalf of the shareholders of each Acquired Fund, including, but not limited to, the following: (i) any change in investment objectives, policies and limitations;
(ii) comparative historical investment performance; (iii) comparative historical and pro forma expense ratios; (iv) whether the proposed reorganization would have any tax consequences to shareholders; and (v) the depth and experience of MTBIA.

      Based on its review of these and other factors, the FBR Board unanimously determined that the reorganizations are in the best interests of the shareholders of each Acquired Fund and recommended that the shareholders of each Acquired Fund vote in FAVOR of the proposals presented in the Proxy Statement. The matters referred to above are discussed in detail in the combined prospectus/proxy statement attached to this letter.

      Your vote is important. Please review this proxy statement and sign and return each proxy card you have received today. You may also vote by telephone or via the Internet as explained in the enclosed proxy materials. If you have questions regarding any of the proposals or need assistance in completing your proxy card, please contact [ ], a professional proxy solicitation firm, toll-free at [ ]. As the meeting date approaches, if we have still not received your executed ballot, you may receive a call from [ ] reminding you to vote your shares.



                                                Sincerely,

                                                /s/ David H. Ellison
                                                David H. Ellison, President
                                                The FBR Funds

             QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION


The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY ACQUIRED FUND INVESTMENT IF THE PROPOSED REORGANIZATION WITH RESPECT TO MY ACQUIRED FUND IS APPROVED?

      If the proposed reorganization with respect to your Acquired Fund is approved, you will become a shareholder of Class A Shares of the corresponding Acquiring Fund on or about the close of business on February 24, 2006, and will no longer be a shareholder of your Acquired Fund, which will cease operations at that time. You will automatically receive Class A shares of the Acquiring Fund having an aggregate value equal to the value of your Acquired Fund shares at the time of the reorganization. No sales charge will be imposed at the time of the transaction either on the Acquiring Fund shares you receive or the Acquired Fund shares you give up in the reorganization, and you will not be required to take any affirmative steps or incur any costs to receive the Acquiring Fund shares in the reorganization.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATIONS FOR ME?

      Among the benefits of the proposed reorganization to you as a shareholder of an Acquired Fund are the following. Class A Shares of the Acquiring Funds have a lower annual expense ratio (because the adviser to each Acquiring Fund has committed to a two-year contractual expense limitation of 0.85% and 0.90%, respectively, for MTB Maryland and MTB Virginia). In comparison, the current expense ratios for the Acquired Funds are 0.96% for FBR Maryland and 0.97% for FBR Virginia. MTB Maryland's total assets ($113.8 million as of October 31,
2005) is significantly larger than FBR Maryland's (which had total assets of $36.2 million as of October 31, 2005).

      The reorganization is structured to enable you to become a holder of Class A Shares of the Acquiring Funds on a tax-free, load-free basis, and thereafter you will be able to purchase additional Class A Shares of the corresponding Acquiring Funds, exchange your Class A Shares of the Acquiring Funds for Class A Shares of other MTB Funds and purchase Class A Shares of any other MTB mutual fund, all without a sales load. In order to purchase Class A Shares of an MTB Fund other than MTB Maryland or MTB Virginia (as the case may be) without paying a sales charge, you or your financial intermediary must notify the Funds' distributor, Edgewood Services, Inc. (Edgewood) or MTB Funds Shareholder Services (MFSS) at time of purchase.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND POLICIES?

      Yes. There are some minor differences in the investment objectives and principal strategies of the Acquired Funds and the corresponding Acquiring Fund, although each Acquiring Fund and Acquired Fund seeks current income that is exempt from federal, state and local income tax by investing primarily in investment grade municipal securities. In that regard, the Acquired Funds' objectives are directed to producing income that is exempt from both the federal regular income tax and the federal alternative minimum tax (AMT). In comparison, the Acquiring Funds' objectives are only directed to producing income that is exempt from federal regular income tax. However, MTB Maryland has been and expects to continue to be managed to minimize income that is subject to AMT. Historically, MTB Maryland's management has met FBR Maryland's objective. While MTB Virginia is a newly created series, it also expects to be managed to meet FBR Virginia's objective. However, there can be no guarantee that the Acquiring Funds will do so in the future.

HOW DO THE EXPENSE RATIOS OF THE FUNDS COMPARE?

      The Acquiring Funds' adviser has committed to a two-year contractual cap on the Acquiring Funds' expense ratios. As a result, as a shareholder of the Acquiring Funds you will experience a reduced expense ratio (i.e., the fund's annual operating expenses expressed as a percentage of its average daily net assets) for the two-year period. The current expense ratio of MTB Maryland is 1.41% per year (and 0.83% after voluntary fee waivers) and of MTB Virginia is 2.44% per year (and 0.90% after voluntary fee waivers), as compared to 0.96% per year for FBR Maryland and 0.97% per year for FBR Virginia.

HOW DO THE FUNDS COMPARE IN TERMS OF HISTORICAL PERFORMANCE?

      The historical performance of MTB Maryland and FBR Maryland has been similar. The following table shows the average annual total returns (before deducting the applicable sales charge) for the two funds for the one-, three-, five- and 10-year periods ended December 31, 2004. The table also sets forth such returns for FBR Virginia. No comparable information is set forth for MTB Virginia, because MTB Virginia has not commenced operations.

                              1 Year            3 Years     5 Years     10 Years
                              ------            -------     -------     --------

MTB Maryland - Class A*        3.46%            5.43%       6.14%       5.00%

FBR Maryland                   3.07%            5.04%       5.64%       5.72%



MTB Virginia - Class A*         NA                NA          NA          NA

FBR Virginia                   3.05%            5.60%       6.30%       5.88%

Past performance is no guarantee of future results.

*Class A Shares are subject to a maximum sales charge of 4.50%, but the average annual total returns are calculated without any sales charge since shareholders of the Acquired Funds will be able to purchase Class A Shares at no-load.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

      The proposed reorganization has been structured so it is not a taxable event for federal income tax purposes. You will not recognize any capital gain or loss as a direct result of the reorganization. Your tax basis in your Acquired Fund shares will carry over to the Class A shares of the Acquiring Fund you receive in the reorganization. FBR Maryland is required by the Maryland Plan to make certain taxable distributions of dividends and net capital gains realized immediately before the closing date - these distributions may include gains realized on the disposition of portfolio securities in connection with the reorganization.

      Shareholders will incur capital gains or losses if they sell their shares before or after the reorganization becomes effective. Shareholders will also be responsible for tax obligations associated with monthly or periodic dividend and capital gains distributions that occur prior to and after the reorganization. Please note that retirement accounts generally are exempt from such tax consequences, and therefore investment in shares of either of the Acquired Funds or either of the Acquiring Funds may not be appropriate for retirement accounts. For further details, contact FBR Funds or MTB Funds and consult a tax advisor.

WHAT PRIVILEGES WILL I HAVE AS A SHAREHOLDER OF THE ACQUIRING FUNDS?

      As a holder of Class A shares of an Acquiring Fund, upon the reorganization, you will have the right to exchange your MTB Maryland or MTB Virginia shares into Class A shares of any other MTB mutual fund at no load. There are currently 29 other retail MTB funds, including a full range of different types of equity, fixed-income and money market funds. If you would like to add to your Class A holdings of the Acquiring Fund or make investments in any other MTB Fund after the reorganization, you will be able to purchase Class A shares of any MTB Fund at no load. In order to purchase Class A Shares of an MTB Fund other than MTB Maryland or MTB Virginia (as the case may be) without paying a sales charge, you or your financial intermediary must notify the Funds' distributor, Edgewood Services, Inc. (Edgewood) or MFSS at time of purchase.

      MTB Funds also offer systematic investment and withdrawal programs, as well as purchases and redemptions by wire and telephone redemption and exchange privileges.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATIONS?

      MTB Investment Advisors, Inc. and Money Management Advisers, Inc., and their affiliates, and not the MTB Funds or the FBR Funds, will pay the costs and expenses related to the proposed reorganizations.



WHAT WILL HAPPEN TO MY FBR FUND ACCOUNT?

      After the reorganization, Acquired Fund shareholders will be assigned a new account at the MTB Funds and their Acquired Fund accounts will be closed. This process will occur automatically, with no action required by you. There will be no change in the aggregate value of your account as a result of the reorganization, although the number of shares and the net asset value per share may change. Your investments in any other FBR Fund (in other words, any FBR Fund that is not an Acquired Fund) will remain unaffected by this reorganization. As a result, you may receive account statements from MTB Funds with respect to your newly acquired Class A Shares of the Acquiring Funds as well as account statements from FBR Funds for any other investments in the FBR Fund family.

WILL ALL OF MY CURRENT FBR FUND ACCOUNT OPTIONS, SUCH AS SYSTEMATIC PURCHASES AND WITHDRAWAL PLANS, TRANSFER OVER TO MTB FUNDS?

      Various types of account servicing options you have previously selected will transfer automatically to new MTB Fund accounts. Shortly after the reorganization, shareholders will receive information that further describes these options, along with materials concerning the MTB Funds' diversified product line and shareholder services.

HOW DOES THE BOARD OF TRUSTEES OF THE FUND RECOMMEND I VOTE?

      The Board of Trustees of FBR Funds, including all of its independent trustees, unanimously approved the proposed reorganizations as being in the best interests of the Acquired Funds' shareholders, and unanimously recommends that shareholders of the Acquired Funds approve it as well.

HOW DO I VOTE MY SHARES?

You can vote in any one of the following ways:

o By mail: complete and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

o     By  telephone:   call   1-800-690-6903,   follow  the  simple   recorded
      instructions and have your proxy card nearby.

o By Internet: log onto www.proxyweb.com, follow the simple instructions and have your proxy card nearby.

o     In person at the meeting.

HOW DO I SIGN THE PROXY CARD?

Individual Accounts:    Shareholders   should  sign  exactly  as  their  names
                        appear on the account registration shown on the card.

Joint Accounts:         Both  owners must sign  exactly as their names  appear
                        in the registration.

All Other Accounts:     The  person   signing   must   indicate   his  or  her
                        capacity. For example, a trustee for a trust or other entity should sign, "Jane F. Doe, Trustee."




WHERE CAN I GET MORE INFORMATION ABOUT THIS REORGANIZATION?

      Contact FBR Funds at 1001 Nineteenth Street North, Arlington, VA 22209, 1-888-888-0025 or MTB Funds at Federated Investors Tower, Pittsburgh, PA 15222-3779, 1-800-836-2211 or contact your sales representative. Additionally, we encourage you to contact your financial advisor.

                                  THE FBR FUNDS

                         FBR Maryland Tax-Free Portfolio
                         FBR Virginia Tax-Free Portfolio

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 2006


      To the Shareholders of the Above Named Funds:

      Notice is hereby given that a Special Meeting of Shareholders of each of the series listed above (each, an Acquired Fund) of The FBR Funds, will be held on February 24, 2006, at 10:00 A.M. Eastern Time (Meeting), in the principal executive offices of the Funds at 1001 Nineteenth Street North, Arlington, VA 22209, for the purpose of considering and acting on the following matters:


 Funds Affected Proposal
 ===========================================================================
 FBR Maryland    1.      To  approve  a  proposed  Agreement  and  Plan  of
                         Reorganization  pursuant  to  which  MTB  Maryland
                         Municipal Bond Fund (MTB  Maryland)  would acquire
                         all  of  the  assets  of  FBR  Maryland   Tax-Free
                         Portfolio  (FBR  Maryland) in exchange  solely for
                         Class A Shares of MTB Maryland,  to be distributed
                         pro rata by FBR Maryland to its  shareholders,  in
                         complete   termination   and  liquidation  of  FBR
                         Maryland (FBR Maryland vote separately);

 FBR Virginia    2.      To  approve  a  proposed  Agreement  and  Plan  of
                         Reorganization  pursuant  to  which  MTB  Virginia
                         Municipal Bond Fund (MTB  Virginia)  would acquire
                         all  of  the  assets  of  FBR  Virginia   Tax-Free
                         Portfolio  (FBR  Virginia) in exchange  solely for
                         MTB   Virginia's   assumption  of  FBR  Virginia's
                         liabilities  and Class A Shares  of MTB  Virginia,
                         to be distributed  pro rata by FBR Virginia to its
                         shareholders,    in   complete   termination   and
                         liquidation of FBR Virginia (FBR Virginia to vote separately);

 Both Funds      3.      To  approve  the  payment  of fees  held in escrow
                         pursuant to an Interim Sub-Advisory Agreement dated November 1, 2004, to Asset Management,
                         Inc., for the period November 1, 2004 through October 26, 2005 (shareholders of each Acquired
                         Fund to vote separately);

 Both Funds      4.      To  approve  the  payment  of fees  held in escrow
                         pursuant  to  an  Interim  Sub-Advisory  Agreement
                         dated  October  27,  2005,  to Chevy  Chase  Trust
                         Company,  for the period  since  October  27, 2005
                         (shareholders   of  each  Acquired  Fund  to  vote
                         separately); and

 Both Funds      5.      To consider  and act upon any  matters  incidental
                         to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

      The FBR Board has fixed the close of business on January 6, 2006, as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of an Acquired Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

      Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING -- OR YOU MAY VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED BELOW. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.



                                                By Order of the Board of
                                                Trustees,




                                                -------------------------------
                                                Kimberly Ochterski
                                                Secretary, The FBR Funds


January __, 2006


                             YOUR VOTE IS IMPORTANT

------------------------------------------------------------------------------
You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly signing and returning the enclosed proxy card. If you are unable to attend the meeting, please mark, sign, date and return the enclosed proxy card so that the necessary quorum may be represented at the special meeting. The enclosed envelope requires no postage if mailed in the United States.
------------------------------------------------------------------------------

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:                            To vote by Internet:
================================================================================

1. Read the Proxy Statement and have        1. Read the Proxy Statement and have
   your Proxy card at hand.                    your Proxy card at hand.
2. Call the 1-800 number that appears       2. Go to the website printed on your
   on your Proxy card.                         Proxy card.
3. Enter the 12-digit control number set    3. Enter the control number set
   set forth on the Proxy card and             forth on the Proxy card and
   follow the simple instructions.             follow the simple instructions.

                                                                     PRELIMINARY



                           PROSPECTUS/PROXY STATEMENT

                                January __, 2006

                          Acquisition of the Assets of

                         FBR MARYLAND TAX-FREE PORTFOLIO
                      a mutual fund series of The FBR Funds

                          1001 Nineteenth Street North
                            Arlington, Virginia 22209
                          Telephone No.: 1-888-888-0025

                   By and in exchange for Class A Shares of

                        MTB MARYLAND MUNICIPAL BOND FUND
                   a mutual fund series of MTB Group of Funds

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010
                          Telephone No.: 1-800-836-2211


        Acquisition of the Assets and Assumption of All Liabilities of

                         FBR VIRGINIA TAX-FREE PORTFOLIO
                        a mutual fund series of FBR Funds

                          1001 Nineteenth Street North
                            Arlington, Virginia 22209
                          Telephone No.: 1-888-888-0025

                   By and in exchange for Class A Shares of

                        MTB VIRGINIA MUNICIPAL BOND FUND
                   a mutual fund series of MTB Group of Funds

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010
                          Telephone No.: 1-800-836-2211


      This Prospectus/Proxy Statement describes the proposals (Proposals 1 and
2) for reorganizations (Reorganizations) pursuant to separate Agreements and Plans of Reorganization (Plans), pursuant to which FBR Maryland Tax-Free Portfolio (FBR Maryland) and FBR Virginia Tax-Free Portfolio (FBR Virginia) (each, an Acquired Fund) would transfer all their assets to MTB Maryland Municipal Bond Fund (MTB Maryland) and MTB Virginia Municipal Bond Fund (MTB Virginia) (each, an Acquiring Fund), respectively, in exchange for Class A Shares (Acquiring Fund Shares) of the respective Acquiring Fund and, in the case of MTB Virginia, its assumption of all liabilities of FBR Virginia. The Acquiring Fund Shares will be distributed pro rata by each FBR Fund to its respective shareholders in complete liquidation and dissolution of the Acquired Funds. As a result of the Reorganizations, each owner of shares of the Acquired Funds will become the owner of Acquiring Fund Shares, having a total net asset value equal to the total net asset value of his or her holdings in the applicable Acquired Fund as of the close of business on the date of the Reorganization (the "Closing Date"). A form of each Plan is attached as Exhibits A and B.

      The Board of Trustees of The FBR Funds (FBR Funds) believes that the proposed Reorganizations are in the best interests of the Acquired Funds and their shareholders. For a comparison of the investment objectives, policies and limitations, risks and fees of the Acquired Funds and the Acquiring Funds, see "Summary - Comparison of Investment Objectives, Policies, Risks and Limitations" and "Comparative Fee Tables," respectively.

      This Prospectus/Proxy Statement also describes proposals (Proposals 3 and
4) for the payment of sub-advisory fees to Asset Management, Inc. (former sub-adviser to the Acquired Funds) for the period November 1, 2004 through October 26, 2005, and to Chevy Chase Trust Company (current subadviser to the Acquired Funds) since October 27, 2005.



      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about each Acquiring Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Acquiring Funds, dated November 7, 2005 which is incorporated herein by reference and attached as Exhibit C. A Statement of Additional Information for the Acquiring Funds, dated November 7, 2005, a Prospectus and Statement of Additional Information for the FBR Funds, each dated February 28, 2005, and a Statement of Additional Information relating to this Prospectus/Proxy Statement dated January __, 2006, have been filed with the Securities and Exchange Commission (Commission) and are incorporated herein by reference. An Annual Report to Shareholders of the FBR Funds for the fiscal year ended October 31, 2005, a Semi-Annual Report to Shareholders of the MTB Funds for the semi-annual period ended October 31, 2005, and an Annual Report to Shareholders of the MTB Funds for the fiscal year ended April 30, 2005 have also been filed with the SEC and are incorporated herein by reference insofar as such financial statements relate to the Acquired Funds or Acquiring Funds participating in the proposed Reorganizations (and not as they relate to non-participating MTB Funds or FBR Funds).

      Copies of the Prospectuses, Statements of Additional Information, Annual Reports and Semi-Annual Reports and other information about the MTB Funds and the FBR Funds (each, a Fund, and together, Funds) may be obtained without charge by writing to or by calling the MTB Funds or the FBR Funds at the addresses and telephone numbers shown above.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
  PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

      THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      This Prospectus/Proxy Statement is expected to be sent to shareholders on or about January 17, 2006.

                                TABLE OF CONTENTS

                                                                            Page


                                        3

PROPOSALS 1 AND
      2......................................................................4
SUMMARY......................................................................4
      The Proposed Reorganizations...........................................4
      Comparison of Investment Objectives, Policies, Risks and
            Limitations......................................................5
      Comparative Fee Tables.................................................7
      Performance Information...............................................10
      Fund Management.......................................................10
      Advisory and Other Fee Arrangements...................................11
      Purchases, Redemptions and Exchange Procedures........................13
      Dividends and Other Distributions.....................................16


INFORMATION ABOUT THE REORGANIZATIONS.......................................17
      Description of the Proposed Reorganizations...........................17
      Description of the Acquiring Funds' Shares and Capitalization.........17
      Federal Income Tax Consequences.......................................18
      Agreement Among MTBIA, MMA and FBR
            Group...........................................................20
      Reasons for the Reorganizations.......................................20
      Consideration by the Board of FBR Funds...............................20
      Consideration by the Board of MTB Funds...............................21
      Section 15(f) of the 1940 Act.........................................21
      Comparative Information on Shareholder Rights and Obligations.........21

PROPOSAL 3 .................................................................22
PROPOSAL 4..................................................................24

INFORMATION ABOUT THE MTB FUNDS AND THE FBR FUNDS...........................25


INFORMATION ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING............26

 SHARE OWNERSHIP OF THE FUNDS AND CERTAIN INTERESTS.........................27


OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY................28

AGREEMENT AND PLAN OF REORGANIZATION (MARYLAND FUNDS)................EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION (VIRGINIA FUNDS)................EXHIBIT B

PROSPECTUS FOR THE MTB FUNDS, DATED NOVEMBER 7, 2005.................EXHIBIT C

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (MTB MARYLAND FUND)......EXHIBIT D

                                PROPOSALS 1 AND 2



                                     SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information of the MTB Funds and the FBR Funds and the Plans.

The Proposed Reorganizations

      The Board of Trustees (FBR Board or Trustees) of FBR Funds has voted unanimously to recommend to holders of shares of each Acquired Fund the approval of the Plans whereby (a) MTB Maryland would acquire all of the assets of FBR Maryland in exchange for Class A Shares of MTB Maryland to be distributed pro rata by FBR Maryland to its shareholders in complete liquidation and dissolution of FBR Maryland; and (b) MTB Virginia would acquire all of the assets of FBR Virginia in exchange for Class A Shares of MTB Virginia to be distributed pro rata by FBR Virginia to its shareholders and MTB Virginia's assumption of FBR Virginia's liabilities in complete liquidation and dissolution of FBR Virginia. As a result of the Reorganizations, each shareholder of the Acquired Funds will become the owner of Acquiring Fund Shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable Acquired Fund as of the close of business on the date of the Reorganizations, i.e., the Closing Date (as hereinafter defined).

      The FBR Board, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act), has unanimously concluded that each Reorganization would be in the best interests of the respective Acquired Fund and its shareholders, and that the economic interests of shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the FBR Board concluded that the Reorganization of FBR Maryland would give its shareholders the opportunity to participate in a significantly larger fund with similar investment objectives, policies and strategies. While MTB Virginia is a newly-created shell portfolio that will succeed to the business and operations of FBR Virginia, the FBR Board was provided with information about greater distribution and asset growth opportunities as a result of FBR Virginia's reorganization into MTB Virginia.



      As a condition to the Reorganizations, the MTB Funds and the FBR Funds will receive an opinion of counsel that the Reorganizations will be considered a tax-free "Reorganization" under applicable provisions of the Internal Revenue Code, so that neither the Acquiring Funds nor the Acquired Funds or their shareholders will recognize any gain or loss and the tax basis of the Acquiring Fund Shares received by the applicable Acquired Fund's shareholders will be the same as the tax basis of their shares in the applicable Acquired Fund. Before the Reorganizations, FBR Maryland expects to distribute ordinary income and realized capital gains, if any, to its shareholders. See "Information about the Reorganizations - Federal Income Tax Consequences."

 THE BOARD OF TRUSTEES OF FBR FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                        APPROVAL OF THE REORGANIZATIONS.

Comparison of Investment Objectives, Policies, Risks and Limitations

      This section will help you compare the investment objectives and policies of each Acquired Fund with its corresponding Acquiring Fund. Please be aware that this is only a brief discussion. More complete information may be found in the MTB Funds' and FBR Funds' prospectuses.

      Investment Objectives and Policies of the Acquiring Funds and corresponding Acquired Funds. The investment objectives of each Acquiring Fund and each Acquired Fund are similar in that each Fund seeks to provide current income exempt from federal, state (Maryland or Virginia as the case may be) and local income taxes. The only difference is that each Acquired Fund's objective is directed to producing income that is exempt from both the federal regular income tax and the federal alternative minimum tax (AMT), whereas each corresponding Acquiring Fund's objective is only directed to producing income that is exempt from federal regular income tax. As a matter of internal policy, however, MTBIA will manage (and with respect to MTB Maryland, has managed) each Acquiring Fund in a way that minimizes AMT, while retaining the flexibility to purchase tax-exempt securities that may be subject to AMT if market circumstances dictate such action (for example, due to supply and demand, credit quality concerns, yields, etc.).

      Each Acquired Fund and Acquiring Fund is non-diversified, which means that it can invest a larger percentage of assets in a smaller number of issuers. Each Acquired Fund and each Acquiring Fund will invest in investment grade securities. In addition, each Acquired Fund will ordinarily invest in securities that are A rated or better, while the Acquiring Funds' prospectus has no provision to that effect. As a matter of internal operating policy, however, each Acquiring Fund will primarily purchase securities that are rated A or better, but may also invest in investment grade securities that are rated BBB or better. Each Acquired Fund's average portfolio maturity will ordinarily exceed ten years. Although the Acquiring Funds' prospectus has no average portfolio maturity parameters, each Acquiring Fund is managed so that its average maturity is within the ranges of the Lehman Brothers 10 Year Municipal Bond Index (maturities of 8-12 years) or the Lehman Brothers 7 Year Municipal Bond Index
(maturities of 6-8 years)......

      Risks. Investments in the MTB Funds and the FBR Funds are not guaranteed. As with any mutual fund, the value of the Funds' shares will change and you could lose money by investing in the Funds. The risks associated with investing in each Acquiring Fund and each Acquired Fund are similar in that each Fund is subject to credit, interest rate, call, non-diversification, state-specific (Maryland or Virginia, as the case may be), tax and market risks. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Interest-rate risk is the risk that interest rates will rise and the value of the bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer-term bond when interest rates rise. Call risk is when issuers of securities may redeem the securities prior to maturity at a price below their current market value. Non-diversification risk is when a fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. Maryland or Virginia state risks involve the funds being more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland/Virginia issuers. The economies of Maryland and Virginia, respectively, are relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors. Tax risk is the risk that tax exempt securities may fail to meet certain legal requirements. This may cause the interest received and distributed by the Funds to shareholders to be taxable. Also, changes or proposed changes in federal tax laws may cause the prices of tax exempt securities to fall. Market risk is composed of two components described above - interest rate risk and credit risk. It also includes the fluctuation of market prices with the forces of supply and demand. Municipal bonds may, therefore, decline in value even if the overall market is doing well.

      Investment Limitations. In addition to the objectives, policies and risks described above, each Acquiring Fund and Acquired Fund is subject to certain investment limitations which are substantially similar to one another, and to certain additional policies, all as described in the MTB Funds' and the FBR Funds' Prospectuses and Statements of Additional Information.

      The following chart is a comparison of the fundamental investment policy restrictions, i.e., those that cannot be changed without shareholder approval, of the Acquiring Funds and Acquired Funds.


----------------------------------------------------------------------------------------------

                             Acquiring Funds                    Acquired Funds
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Borrowing
                             Permitted to the extent            Permitted only as a
                             permitted by 1940 Act or any       temporary measure to
                             rule, order or interpretation      facilitate redemptions.  The
                             thereunder.                        amount permitted to be
                                                                borrowed is that permitted
                                                                by law.  May not purchase a
                                                                portfolio security if a
                                                                borrowing is outstanding.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Lending
                             Permitted only for (i)             May lend without limitation
                             purchase of debt or (ii) an        up to 1/3 of its total
                             authorized securities lending      assets.  May lend without
                             program.  (The Acquiring Funds     limitation for (i) purchase
                             do not currently have a            of publicly traded debt
                             securities lending program.)       instruments; or (ii)
                             No percentage limit.               repurchase agreements.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Margin Purchases
                             Permitted only for (i)             Permitted only for clearance
                             clearance of purchases of          of transactions.
                             portfolio securities; (ii) derivative securities
                             transactions and (iii) for any purpose if
                             disclosed. (The Acquiring Funds do not currently
                             purchase securities on margin.)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Short Sales
                             Not prohibited.                    Permitted only for clearance
                                                                of transactions.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Put and Call Options
                             Not prohibited.                    Permitted only in connection
                                                                with standby commitments.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Securities
    Underwriting             Prohibited, except as a            Prohibited, except as a
                             statutory underwriter.             statutory underwriter.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Real Estate
    Transactions             Permitted only for (i)             Permitted only for municipal
                             marketable securities of           obligations secured by real
                             companies engaged in real          estate or interests therein.
                             estate-related activities;
                             and (ii) securities
                             secured by real estate or
                             interests therein. (The
                             Acquiring Fund do not currently
                             purchase securities of companies
                             engaged in real
                             estate-related activities.)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Commodities
                             Permitted if disclosed. (The       Permitted only if acquired
                             Acquiring Funds do not             as a result of ownership of
                             currently purchase                 securities or other
                             commodities.)                      instruments.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Senior Securities
                             Permitted to the extent            Permitted to the extent
                             permitted by law, rules,           permitted under applicable
                             orders and interpretations.        law, regulations,
                                                                interpretations and
                                                                exemptive letters.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Diversification       o     Except with respect to 50%   o     Will comply with IRS
                             of assets, no more than 5% of      diversification requirements
                             assets may be invested in a        (which are the same 5%/50%
                             single issuer.                     and 25% issuer limitation).

                          o     No more than 25% of assets   o     Limitation does not apply
                             may be invested in a single        to U.S. government
                             issuer.                            securities.

                          o     Limitation does not apply
                             to U.S. government securities.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   Concentration
                             May not concentrate in issuers     May not concentrate (invest
                             primarily engaged in the same      more than 25% of total
                             industry.  Municipal bonds,        assets) in issuers in any
                             except industrial revenue          one industry.  Excluded from
                             bonds, will not constitute an      this limit are municipal
                             industry.                          obligations issued or
                                                                guaranteed by the U.S.
                                                                government, its agencies or
                                                                sponsored enterprises.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
o   80% Tax-Free Policy
                             Will invest so that at least Will invest so that
                             at least 80% of the income it 80% of its income
                             is exempt distributes will be exempt from federal
                             income tax from federal regular income (including
                             AMT) and state tax and state income taxes. income
                             tax.
----------------------------------------------------------------------------------------------




Comparative Fee Tables

      The Funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by each Acquiring Fund and each Acquired Fund, respectively, and pro forma fees for each Acquired Fund after giving effect to the Reorganizations.

FBR Maryland Tax-Free Portfolio - MTB Maryland Municipal Bond Fund

      This table describes the actual fees and expenses that you may pay if you buy and hold Shares of FBR Maryland, and the actual and pro forma combined fees and expenses of Class A Shares of MTB Maryland immediately prior to and after giving effect to the Reorganization. As described below, operating expenses of MTB Maryland are shown both before and after giving effect to a contractual waiver and reimbursement of expenses by MTB Investment Advisors, Inc. to limit total operating expenses to not more than 0.85%, which will commence on the effective date of the Reorganization and will continue through April 30, 2008 (or at least two years from the effective date of the Reorganization). There can be no assurance that the waiver will be renewed at its expiration date.

      Shareholders of FBR Maryland should also give consideration to the effect on fees of FBR Maryland after October 31, 2005 resulting from events described in Note 9 to the table.

Shareholder Fees                                                              MTB Maryland
                                                                             Municipal Bond
                                                                             Fund - Class A
                                                              FBR Maryland     Shares (Actual
                                                                Tax-Free      and Pro Forma
                                                               Portfolio        Combined)
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a           None           4.50%(1)
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of         None           None(2)
original purchase price or redemption proceeds, as
applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None             None
(and other Distributions) (as a percentage of offering
price)
Redemption Fee (including exchanges) (as a percentage of       1.00%(3)           None
amount redeemed, if applicable)

Annual   Fund   Operating   Expenses   (Before   Waiver  and
Reimbursement)(4)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee                                                  0.375%          0.70%(4)
Distribution (12b-1) Fee                                        0.250%          0.25%(5)
Shareholder Services Fee                                         None           0.25%(6)
Other Expenses                                                 0.330%(7)        0.21%(4)
                                                               ------           -----
Total Annual Fund Operating Expenses (before fee waivers       0.955%(9)         1.41%
and expense reimbursements)
Contractual Fee Waivers and Reimbursement of Fund Expenses      0.000%          0.56%(4)
Total Anticipated Annual Fund Operating Expenses (after         0.955%          0.85%(8)
contractual waivers and reimbursements)
--------------------------------





(1) The sales charge will be waived on purchases by former Acquired Fund shareholders.
(2) For purchases over $1,000,000 or more, a 1% Contingent Deferred Sales Charge may be imposed if redeemed within 18 months of purchase where the purchase was made under an investment program where an investment professional received an advance payment on the transaction.
(3) A redemption fee applies only to redemptions (including exchanges) of Fund shares made within 90 days of purchase. In addition, FBR Funds charge a $10.00 wire fee for all redemption proceeds paid by federal wire made through the Fund's transfer agent, except on certain institutional and broker/dealer accounts.
(4) For the MTB Maryland Municipal Bond Fund and ProForma Combined, the percentages shown are based on anticipated expenses through the fiscal year ending April 30, 2007. However, the rate at which expenses are accrued during the fiscal period may not be constant and at any particular point, may be greater or less than the stated average percentage. The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and other fees (including the distribution (12b-1) and shareholder services fees) which it is otherwise entitled to receive and/or reimburse certain operating expenses of the Fund in order to limit the Fund's Class A Shares total operating expenses to not more than 0.85% of average daily net assets for the period commencing on the effective date of the Reorganization and continuing through April 30, 2008 (or at least two years from the effective date of the Reorganization). The management fee paid by the Fund (after the contractual waiver) is expected to be 0.53% for the fiscal period ending April 30, 2007.
(5) A portion of the distribution (12b-1) fee for the Fund's Class A Shares has been contractually waived. The distribution (12b-1) fee paid by the Fund's Class A Shares (after the contractual waiver) is expected to be 0.11% for the fiscal period ending April 30, 2007.
(6) The shareholder services fee for the Fund's Class A Shares has been contractually waived. The shareholder services fee paid by the Fund's Class A Shares (after the contractual waiver) will be 0.00%, for the fiscal period ending April 30, 2007.
(7) Other Expenses are based on actual amounts that the Fund incurred during its most recent fiscal year. This item may fluctuate from year to year based on a Fund's investment operations and asset size.
(8) The Total Actual Annual Fund Operating Expenses (after waivers) for the Fund's Class A Shares were 0.95% for the fiscal year ended April 30, 2005.
(9) Prior to November 1, 2005, the FBR Funds had entered into an agreement with FBR National Trust Company (FBR National) for Fund Administration, Fund Accounting Services, Transfer Agency Services and Custody Services. Under this agreement, FBR National provided or paid the cost of such services and normal operating expenses. As of November 1, 2005, the FBR Funds will contract directly with a third party for transfer agency and fund accounting services, and pay for all operating costs. These contractual changes are expected to increase "Other Expenses" and "Total Annual Fund Operating Expenses" to 0.45% and 1.08% (0.37% and 1.00%, after contractual waivers), respectively, for the fiscal period ending October 31, 2006.


Example

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses remain the same. The numbers in the MTB Maryland column show costs both with, and without, reflecting the 4.50% sales charge generally applicable to the purchase of MTB Maryland's Class A Shares. The 4.50% sales charge does not apply to shareholders of FBR Maryland who receive Class A Shares of MTB Maryland in the Reorganization.


                                                        MTB Maryland (1)
                                                                                        Without
                                                                                   Reflecting Sales
                                  FBR Maryland         Reflecting Sales Charge          Charge

  1 Year                                 $97                      $533                    $87
  3 Years                               $304                      $709                   $271
  5 Years                               $528                    $1,024                   $601
  10 Years                            $1,172                    $1,917                 $1,536

(1) The costs of MTB Maryland are the same on a pro forma basis.


FBR Virginia Tax-Free Portfolio - MTB Virginia Municipal Bond Fund


      This table describes the actual fees and expenses that you may pay if you buy and hold Shares of FBR Virginia and the actual and pro forma combined fees and expenses of Class A Shares of MTB Virginia immediately prior to and after giving effect to the Reorganization. As described below, operating expenses of MTB Virginia are shown both before and after giving effect to a contractual waiver and reimbursement of expenses by MTB Investment Advisors, Inc. to limit total expenses to not more than 0.90%, which will commence on the effective date of the Reorganization and will continue through April 30, 2008 (or at least two years from the effective date of the Reorganization). There can be no assurance that the waiver will be renewed at its expiration date.

      Shareholders of FBR Virginia should also give consideration to the effect on fees of FBR Maryland after October 31, 2005 resulting from events described in Note 8 to the table.

                                                                                 MTB Virginia
                                                                                  Municipal
                                                                                 Bond Fund -
                                                                                   Class A
                                                                                    Shares
                                                               FBR               (Actual and
                                                        Virginia Tax-Free          Pro Forma
Shareholder Fees                                            Portfolio             Combined)
                                                            ---------             ---------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a        None                4.50%(1)
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage          None                None(2)
of original purchase price or redemption proceeds, as
applicable)
Maximum Sales Charge (Load) Imposed on Reinvested              None                 None
Dividends (and other Distributions) (as a percentage
of offering price)
Redemption Fee (including exchanges) (as a percentage        1.00%(3)               None
of amount redeemed, if applicable)

Annual  Fund  Operating  Expenses  (Before  Waiver  and
Reimbursement)(4)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee                                                0.375%              0.70%(4)
Distribution (12b-1) Fee                                      0.250%                0.25%
Shareholder Services Fee                                       None               0.25%(5)
Other Expenses                                              0.350%(6)            1.24%4, (7)
                                                            ------               -----
Total Annual Fund Operating Expenses (before fee            0.975%(8)               2.44%
waivers and expense reimbursements)
Contractual Fee Waivers and Reimbursement of Fund             0.000%              1.54%(4)
Expenses
Total Anticipated Annual Fund Operating Expenses              0.975%                0.90%
(after contractual waivers and reimbursements)
--------------------------------





(1) The sales charge will be waived on purchases by former Acquired Fund shareholders.
(2) For purchases over $1,000,000 or more, a 1% Contingent Deferred Sales Charge may be imposed if redeemed within 18 months of purchase where the purchase was made under an investment program where an investment professional received an advance payment on the transaction.
(3) A redemption fee applies only to redemptions (including exchanges) of Fund shares made within 90 days of purchase. In addition, FBR Funds charge a $10.00 wire fee for all redemption proceeds paid by federal wire made through the Fund's transfer agent, except on certain institutional and broker/dealer accounts.
(4) For the MTB Virginia Municipal Bond Fund and ProForma Combined the percentages shown are based on anticipated expenses through the fiscal year ending April 30, 2007. However, the rate at which expenses are accrued during the fiscal period may not be constant and at any particular point, may be greater or less than the stated average percentage. The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and other fees (including the distribution (12b-1) and shareholder services fees) which it is otherwise entitled to receive and/or reimburse certain operating expenses of the Fund in order to limit the Fund's Class A Shares total operating expenses to not more than 0.90% of average daily net assets for the period commencing on the effective date of the Reorganization and continuing through April 30, 2008 (or at least two years from the effective date of the Reorganization). The management fee paid by the Fund (after the contractual waiver) is expected to be 0.00% for the fiscal period ending April 30, 2007.
(5) The shareholder services fee for the Fund's Class A Shares has been contractually waived. The shareholder services fee paid by the Fund's Class A Shares (after the contractual waiver) will be 0.00% for the fiscal period ending April 30, 2007.
(6) Other Expenses are based on actual amounts that the Fund incurred during its most recent fiscal year. This item may fluctuate from year to year based on a Fund's investment operations and asset size.
(7) The advisor expects to contractually reimburse certain operating expenses of the Fund. Total other expenses paid by the Fund (after the contractual reimbursement) are expected to be 0.65% for the fiscal period ending April 30, 2007.
(8) Prior to November 1, 2005, the FBR Funds had entered into an agreement with FBR National Trust Company (FBR National) for Fund Administration, Fund Accounting Services, Transfer Agency Services and Custody Services. Under this agreement, FBR National provided or paid the cost of such services and normal operating expenses. As of November 1, 2005, the FBR Funds will contract directly with a third party for transfer agency and fund accounting services, and pay for all operating costs. These contractual changes are expected to increase "Other Expenses" and "Total Annual Fund Operating Expenses" to 0.58% and 1.21% (0.37% and 1.00% after contractual waivers), respectively, for the fiscal period ending October 31, 2006.



Example

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses remain the same. The numbers in the MTB Virginia column show costs both with, and without, reflecting the 4.50% sales charge generally applicable to the purchase of MTB Virginia's Class A Shares. The 4.50% sales charge does not apply to shareholders of FBR Virginia who receive Class A Shares of MTB Virginia in the Reorganization.



                  MTB Virginia (1)

                                                                   Without
                                                               Reflecting Sales
               FBR Virginia        Reflecting Sales Charge          Charge
               -------------
  1 Year            $98                     $538                     $92
  3 Years          $307                     $724                     $287
  5 Years          $534                    $1,263                    $852
  10 Years        $1,184                   $2,737                   $2,395

(1) The costs of MTB Virginia are the same on a pro forma basis.



Performance Information

      The Prospectus of the Acquiring Funds dated November 7, 2005, a copy of which is attached hereto as Exhibit C, contains a risk/return bar chart and an average annual total return table which set forth the performance of MTB Maryland for certain calendar periods ended December 31, 2004, and is incorporated by reference herein. In addition, attached hereto as Exhibit D is management's discussion of the performance of MTB Maryland for its most recent fiscal year ended April 30, 2005. MTB Virginia has recently organized for the purpose of continuing the operations of FBR Virginia, and has no assets or prior history of investment operations. FBR Virginia will be the "accounting survivor" to MTB Virginia as a result of the Reorganization and, accordingly, FBR Virginia's financial history and performance will be carried over upon consummation of the Reorganization.

Fund Management

      MTB Funds. The Board of Trustees (Board) of the MTB Funds governs the MTB Funds and selects and oversees the Advisor, MTB Investment Advisors, Inc. (MTBIA), a subsidiary of M&T Bank. The Advisor manages each MTB Fund's assets, including buying and selling portfolio securities. The Advisor's address is 100
E. Pratt Street, 17th Floor, Baltimore, MD 21202.

      M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1969. M&T Bank was founded in 1892 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York State, Pennsylvania, Maryland and parts of Virginia, West Virginia, the District of Columbia and Delaware. As of June 30, 2005, M&T Bank Corporation had over $54.5 billion in assets. MTBIA and entities affiliated with MTBIA or its predecessors have served as investment advisor to MTB Funds since 1988 and, as of June 30, 2005, it managed approximately $11.1 billion in assets. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the MTB Funds to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

      The annual investment advisory fee payable to MTBIA for managing each Acquiring Fund is 0.70% of the Fund's average daily net assets. MTBIA may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

The following individual serves as portfolio manager of the Acquiring Funds.



      Susan L. Schnaars, CFA, CPA, is responsible for managing several large institutional accounts, in addition to her portfolio management duties. She has been a Vice President and Portfolio Manager of MTBIA (formerly Allied Investment Advisors, Inc.) since 1996 and a Vice President of M&T Bank since April 1, 2003. She was a Portfolio Manager of Allfirst Bank from 1992 until its acquisition by M&T Bank in April 2003. Ms. Schnaars is a holder of the right to use the Chartered Financial Analyst designation and a Certified Public Accountant, and has more than 17 years of experience in the investment industry. She earned her B.S. and M.S. from Drexel University.

      FBR Funds. On October 25, 2005, the Board of Trustees of the Funds, including a majority of "disinterested" Trustees as that term is defined in the 1940 Act, voted unanimously to assign the investment advisory agreement between the Funds and Money Management Advisers, Inc. (MMA), the Funds' investment adviser since inception, to FBR Fund Advisers, Inc. (FBRFA), 1001 Nineteenth Street North, Arlington, VA 22209. Both MMA and FBRFA are subsidiaries of Friedman, Billings, Ramsey Group, Inc. The assignment of the investment advisory agreement was effective on November 1, 2005.

      FBRFA was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser. FBRFA, which manages no-load mutual funds, managed approximately $1.9 billion of net assets as of January 31, 2005.

      Asset Management, Inc. (AMI), located at 5530 Wisconsin Avenue, Suite 1500, Chevy Chase, Maryland 20815, served as the sub-adviser to the Acquired Funds pursuant to a Sub-Advisory Agreement between MMA and AMI, which was terminated in October 2004, and thereafter until October 26, 2005, pursuant to an Interim Sub-Advisory Agreement between MMA and AMI. Effective October 27, 2005, Chevy Chase Trust Company (CCTC), located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814, purchased substantially all of the assets of AMI and, as a result, the former business of AMI is being operated as a division of CCTC. The Board of Trustees of FBR Funds, including a majority of the Independent Trustees, approved an interim subadvisory contract between FBRFA and CCTC so that CCTC may continue to render investment management services to the Acquired Funds until consummation of the Reorganization.



Advisory and Other Fee Arrangements

      The following table compares management fees for each Acquiring Fund and each corresponding Acquired Fund. The table shows fees before any waivers or reimbursements (Total) and fees after any waivers or reimbursements (Net).

-------------------------------------------------------------------
Fund Name            Advisory Fee Total        Advisory Fee Net*
-------------------------------------------------------------------
-------------------------------------------------------------------
MTB Maryland               0.70%                     0.51%
-------------------------------------------------------------------
-------------------------------------------------------------------
FBR Maryland               0.375%                   0.375%
-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------
MTB Virginia               0.70%                     0.00%
-------------------------------------------------------------------
-------------------------------------------------------------------
FBR Virginia               0.375%                   0.375%
-------------------------------------------------------------------


      *MTBIA has contractually committed to waive its advisory fees and/or reimburse fund expenses to limit overall Acquiring Fund expenses through April 30, 2008 (or at least two years from the effective date of the Reorganization). In addition, MTBIA may voluntarily waive its advisory fees from time to time in its sole discretion. This will have the effect of causing the net advisory fee to be 0.51% for MTB Maryland and 0.00% for MTB Virginia. FBRFA has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of each Fund to the extent annual fund operating expenses exceed 1.00% of each Fund's average daily net assets. FBRFA has agreed to maintain these expense limitations with regard to each Fund through November 1, 2006.

      Administrative. Federated Services Company (Fed Services), a wholly-owned subsidiary of Federated Investors, Inc. (FII), and M&T Securities, Inc., an affiliate of M&T Bank, serve as co-administrators to the MTB Funds and provide certain administrative personnel and services necessary to operate the MTB Funds. Fed Services and M&T Securities, Inc. provide these services at an annual rate based upon the average aggregate daily net assets of the MTB Funds. The rate charged by Fed Services is based on a scale that ranges from 0.06% to 0.01%. The rate charged by M&T Securities, Inc. is based on a scale that ranges from 0.04% down to 0.015%. Fed Services and M&T Securities, Inc. may choose voluntarily to waive all of a portion of their fee.

      Effective November 1, 2005, FBRFA provides day-to-day administrative services to the FBR Funds including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Fund's registration statements. Pursuant to the Agreement, FBRFA receives a fee of 0.06% of the first $2 billion of average daily net assets of the Fund, 0.05% of the next $1 billion of average daily net assets of the Fund and 0.035% of the Fund's average daily net assets in excess of $3 billion. FBRFA also provides the FBR Funds with office space, facilities and business equipment and generally administers the FBR Funds' business affairs and provides the services of executive and clerical personnel for administering the affairs of the FBR Funds. FBRFA compensates all personnel, Officers, and Trustees of the FBR Funds if such persons are employees of the adviser.

      FBR National Trust Company (FBR National), a wholly-owned subsidiary of Friedman, Billings, Ramsey Group, Inc., serves as the FBR Funds' custodian of the cash and securities of FBR Funds. Prior to November 1, 2005, FBR National also served as administrator, transfer agent and dividend disbursing agent, and fund accounting agent for FBR Funds, and subcontracted to Integrated Fund Services, Inc. (Integrated) the transfer agency, dividend disbursement agency and fund accounting services. The rate charged by FBR National for administrative services was 0.30% of average daily net assets. Effective November 1, 2005, FBR Funds have contracted directly with Integrated for the provision of transfer agency, dividend disbursement agency and fund accounting services. FBR National has entered into an agreement with Cardinal Bank (Cardinal), an unaffiliated Virginia-chartered bank, whereby Cardinal has agreed to acquire certain of FBR National's fiduciary and other assets and assume FBR National's deposit liabilities. Closing of the transaction, which is subject to certain conditions, is anticipated to occur in the first quarter 2006. Upon closing of the transaction, the FBR Funds' custodian services will be performed by Cardinal.

      Shareholder Servicing. The Class A Shares of each MTB Fund have adopted a Shareholder Services Plan pursuant to which they may pay financial intermediaries, including M&T Securities, Inc., a fee in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund's Class A Shares to finance the maintenance of shareholder accounts and the provision of other shareholder services. FBR Funds do not have a shareholder services plan.

      Distribution (12b-1). Edgewood Services, Inc. (Edgewood) is the principal distributor for shares of the MTB Funds and offers shares of the MTB Funds on a continuous, best-efforts basis under a Distributor's Contract. Shares may be purchased through M&T Bank, M&T Securities, Inc. or through a broker-dealer or financial intermediary that has an agreement with Edgewood (Authorized Dealer). The Class A Shares of the MTB Funds have adopted a Rule 12b-1 Distribution Plan pursuant to which they may pay distribution fees to financial intermediaries (which may be paid through Edgewood) at an annual rate of up to 0.25% of the average daily net assets of the MTB Funds for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. These fees may be paid to Edgewood, MTBIA and their affiliates. Because these fees are paid out of a Fund's assets continuously, over time they will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges.

      FBR Investment Services, Inc. is the principal distributor for shares of the FBR Funds. The FBR Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act which allows the Funds to pay distribution fees for the sale and distribution of its shares. Under this plan, each Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets.

      Total Operating Expenses. The total operating expenses, as a percentage of average net assets, for Class A Shares of MTB Maryland were 0.83% of average daily net assets (after waivers) for the fiscal year ended April 30, 2005. Without such waivers, the expense ratio of Class A Shares of MTB Maryland would have been 1.41% of average daily net assets. The total operating expenses, as a percentage of average net assets, for Shares of FBR Maryland were 0.96% of average daily net assets for the fiscal year ended October 31, 2005. MTBIA has agreed to contractually waive all or a portion of its investment advisory fee and other fees and/or reimburse certain operating expenses of MTB Maryland in order to limit such Fund's total operating expenses to not more than 0.85% of average daily net assets of its Class A Shares for the period starting with the effective date of the Reorganization through April 30, 2008 (or at least two years from the effective date of the Reorganization).

      The total operating expenses, as a percentage of average net assets, for Shares of FBR Virginia were 0.98% of average daily net assets for the fiscal year ended October 31, 2005. MTB Virginia will commence operations on the effective date of the reorganization. MTBIA has agreed to contractually waive all or a portion of its investment advisory fee and other fees and/or reimburse certain operating expenses of MTB Virginia in order to limit such Fund's total operating expenses to not more than 0.90% of average daily net assets of its Class A Shares for the period starting with the effective date of the Reorganization through April 30, 2008 (or at least two years from the effective date of the Reorganization). The total anticipated operating expenses of MTB Virginia's Class A Shares before fee waivers and expense reimbursements for the fiscal year ending April 30, 2006 are 2.44%.

Purchases, Redemptions and Exchange Procedures

      The transfer agent and dividend disbursing agent for the MTB Funds is Boston Financial Data Services, Inc. (BFDS). Services provided by BFDS include the issuance, cancellation and transfer of the Funds' shares, and the maintenance of records regarding the ownership of such shares. Integrated provides transfer agency services to the FBR Funds.

      Reference is made to the Prospectus of the MTB Funds dated November 7, 2005 and the Prospectus of the FBR Funds dated February 28, 2005 for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of the MTB and FBR Funds, respectively, each of which is incorporated by reference thereto. Set forth below is a brief description of the significant purchase, exchange and redemption procedures applicable to the MTB Funds' shares and the FBR Funds' shares.

      Purchases

      Purchases of shares of MTB Funds may be made directly with MTB Funds, by wire, check or Automated Clearing House once an account has been established, or through a financial intermediary. The purchase price of Class A Shares of the MTB Funds is based on net asset value (NAV), plus any applicable sales charges. However, FBR Fund shareholders will not be charged these sales charges in connection with the Reorganizations or on additional purchases of these shares. Additionally, shareholders of the FBR Funds who received Class A Shares of an Acquiring Fund in connection with the Reorganizations will not be subject to the sales charges on future purchases of Class A Shares of any MTB Fund. In order to purchase Class A Shares of an MTB Fund other than MTB Maryland or MTB Virginia (as the case may be) without paying a sales charge, you or your financial intermediary must notify the Funds' distributor, Edgewood Services, Inc. (Edgewood) or MTB Funds Shareholder Services (MFSS) at time of purchase.

      The maximum front-end sales charge applicable to Class A Shares of MTB Maryland and MTB Virginia is 4.50%. A contingent deferred sales charge (CDSC) of 1.00% of the redemption amount applies to each such Fund's Class A Shares redeemed up to 18 months after purchase under certain investment programs where
(i) the amount of the purchase was $1 million or greater and thus not subject to a front-end sales charge; and (ii) an investment professional received an advance payment on the transaction.

      The FBR Funds' shares are sold at NAV, without any front-end sales charge or CDSC.

      The following charts show the minimum initial and subsequent investment amounts for the FBR Funds and Class A Shares of the MTB Funds:





      Minimum Investments


                                                                                        Systematic
                                                  Retirement                           Investment Plan
                   Initial        Subsequent        Plan         Retirement Plan        Investment
                  Investment      Investment      Investment        Subsequent            Minimum
Fund               Minimum         Minimum         Minimums*     Investment Minimum   (Initial/Subsequent)

FBR Funds           $2,000           None           $1,000             None               $500/$50
MTB Funds           $500**            $25            None               NA                $500/$25


      *These Funds are generally not suitable for retirement plans.

      **Initial Investment Minimums of the MTB Funds will be waived in connection with consummation of the Reorganization.

      Purchases of shares of the MTB Funds may be made through a financial intermediary, directly from the Funds, through an exchange from the same share class of another MTB mutual fund, or by systematic investments. The MTB Funds reserve the right to reject any request to purchase or exchange shares.

      Purchases of shares of the FBR Funds may be made through the transfer agent, FBR Investment Services, Inc., (the FBR Distributor) an authorized broker-dealer or other financial intermediaries authorized to receive orders.

      The NAV for the Acquiring Funds is determined at the end of regular trading of the NYSE, which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons on each day the NYSE is open. The NAV for the Acquired Funds is computed daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open.

      Exchanges

      Class A Shares of an MTB Fund may be exchanged for Class A Shares of another MTB Fund at the NAV next determined after the Fund's receipt of the exchange in proper form. If you exchange from an MTB Fund that has no sales charge into an MTB Fund that imposes a sales charge, you will be subject to the sales charge, unless you previously paid a sales charge on shares of an MTB Fund and exchanged those shares into the MTB Fund that had no sales charge. The exchange is subject to any minimum initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal tax purposes. Holders of shares of an Acquired Fund who receive Class A Shares of the corresponding Acquiring Fund in connection with the Reorganization may exchange shares of the Acquiring Fund, or any Class A Shares of another MTB Fund they subsequently purchased, into Class A Shares of any other MTB Fund without paying a sales charge. In order to exchange Class A Shares of an MTB Fund other than MTB Maryland or MTB Virginia (as the case may be) without paying a sales charge (where, as described above, a sales charge would otherwise be imposed), you or your financial intermediary must notify Edgewood or MFSS at the time of the exchange.

      Shareholders of the FBR Funds can exchange their shares for shares of any other FBR Fund, but the proceeds of shares exchanged within 90 days of purchase will be subject to a 1% redemption fee. The FBR Fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective NAVs of the Funds involved as next determined after receipt of the exchange request. The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

      Redemptions

      When the NYSE is open, redemptions of the MTB Funds may be made through a financial intermediary or directly from the Funds, subject to daily cutoff times. To redeem directly from the Fund, call the Fund at 1-800-836-2211. To redeem by mail, send a written request to MTB Funds, P. O. Box 8477, Boston, MA 02266-8477.

      Redemptions of shares of the FBR Funds may be made through the transfer agent, the FBR Distributor, selected broker-dealers or other financial intermediaries authorized to receive orders, by mail, telephone, exchange into another FBR mutual fund, or systematic withdrawal.



      Frequent Trading

      Each of the MTB Funds' Board and the FBR Funds' Board has adopted policies and procedures regarding frequent trading.


      MTB Funds. Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV.

      The MTB Funds' Board has approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Funds' Shares. The Funds' fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "How are Shares Priced?" in the Prospectus for the Acquiring Funds. The Funds also monitor trading in Shares in an effort to identify disruptive trading activity. The Funds monitor trades into and out of the Funds within a period of 30 days or less, where both the purchase and sale are at least $100,000. The Funds may also monitor trades into and out of the Funds over periods longer than 30 days. Whether or not the specific monitoring limits are exceeded, the Funds' management or MTBIA may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The Funds' management and MTBIA may also take action to suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the Funds define their limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of a Fund's portfolio and its performance. Also, it is possible that frequent trading may occur in the Funds without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the Funds' ability to monitor and restrict frequent trading.

      The MTB Funds' objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through financial intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases. For example, while the Funds will seek the cooperation of financial intermediaries to enforce the Funds' policies on frequent trading, certain intermediaries may be unwilling or unable to implement such policies. Therefore, the Funds may be unable to uniformly monitor and restrict trading activity through such intermediaries. Also, because certain of the Funds are sold to participant-directed employee benefit plans, and there may be regulatory constraints on the plans' ability to limit trading by the individual participants, the Funds may not be able to effectively monitor or restrict trading by these participants. (It should be noted that neither of the Acquiring Funds are sold to employment benefit plans.)

      MTBIA will provide to the Funds' Board a quarterly report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto.
      FBR Funds. The FBR Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. Frequent trading into and out of a Fund can have adverse consequences for the Fund and long-term shareholders. The FBR Funds believe that frequent or excessive short-term trading activity by Fund shareholders may be detrimental to long-term shareholders because those activities may, among other things, (a) dilute the value of shares held by long-term shareholders, (b) cause the Funds to maintain a larger cash position than each such Fund would otherwise need, (c) increase brokerage commissions and related costs and expenses (such as custody and administrative costs and expenses), and (d) incur additional tax liability. To protect against such activity, the FBR Board has adopted policies and procedures to curtail frequent or excessive short-term trading activity by Fund shareholders.

      In accordance with this policy, if you redeem or exchange shares within 90 days of purchasing them, the Funds will charge a redemption fee of 1% of the amount redeemed. At the present time FBR Funds does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges in a given period, but reserves the right to impose such measures in the future. FBR Funds allows exchanges into any of the Funds. FBR Funds reserves the right to modify, withdraw or impose certain limitations at any time with respect to the exchange privilege. FBR Funds reserves the right to modify the redemption fee to meet any regulatory requirements that may be imposed in the future.

      The 1% redemption fee on shares redeemed (including exchanges) within 90 days of purchase is deducted from the redemption proceeds, is payable to the applicable Fund and is intended to offset out-of-pocket administrative costs and portfolio transaction costs caused by short-term trading. To calculate the redemption fee, the Funds will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. Subject to the advance approval of FBR Funds' chief compliance officer, the redemption fee may be waived on certain exempt transactions and accounts including (1) shares redeemed due to death or disability of a shareholder; (2) transfer of assets within the same Fund; and (3) shares redeemed in omnibus accounts of a financial intermediary, such as a broker/dealer or retirement plan fiduciary, if those institutions have not yet implemented the system requirements necessary to monitor and assess the redemption fee on redemptions and exchanges of Fund shares of participants in the omnibus accounts. FBR Funds expects that, over time, waivers with respect to these omnibus accounts will be eliminated as operating systems are improved to enable the assessment of the fee on shares held through these types of accounts. However, there can be no guarantee this will occur.

Dividends and Other Distributions

      The Acquiring Funds declare any dividends daily and pay them monthly to shareholders. In addition, the Acquiring Funds pay any capital gains at least annually. Unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares of the Acquiring Funds at net asset value.

      The Acquired Funds declare any dividends daily and pay them monthly to shareholders. Capital gains distributions are paid at least annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, they will automatically be reinvested in additional shares of the Acquired Funds.

      It is anticipated that the Acquiring Funds' distributions will be primarily dividends that are exempt from federal income tax, although a portion of each Acquiring Fund's dividends may not be so exempt and/or may be subject to AMT. Dividends may be subject to state and local taxes, although each of these Acquiring Fund's dividends will be exempt from Maryland and Virginia state personal income tax to the extent that they are derived from interest on obligations exempt from Maryland or Virginia personal income taxes, respectively. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Acquiring Funds. Redemptions and exchanges are taxable sales. Investors should consult their tax adviser regarding federal, state and local tax liability.

      Any income dividends paid by FBR Maryland and FBR Virginia should generally be exempt from federal income taxes, including AMT, and should also be exempt from state income taxes for resident shareholders in Maryland or Virginia, as applicable, and in certain cases, exempt from local taxes. Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income.

                      INFORMATION ABOUT THE REORGANIZATIONS

Description of the Proposed Reorganizations

      This summary is qualified in its entirety by reference to the two forms of Plans found in Exhibits A and B. The Plans provide for the Reorganizations to occur at the close of business on or about February 24, 2006 (the "Closing Date"). The Plans provide that all of the assets of FBR Maryland and FBR Virginia will be transferred to MTB Maryland and MTB Virginia, respectively, at the close of business or at such other time as to which the Funds may agree (the "Effective Time") on the Closing Date of the Reorganizations. In exchange for the transfer of these assets, each Acquiring Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares of the Class A Shares of the Acquiring Fund to the corresponding Acquired Fund equal in value to the aggregate net asset value of the corresponding Acquired Fund calculated before the Effective Time of the Reorganization, and MTB Virginia will assume all liabilities of FBR Virginia.

      Following the transfer of assets in exchange for shares of the respective Acquiring Fund, each corresponding Acquired Fund will distribute all the shares of the respective Acquiring Fund pro rata to its shareholders of record in complete liquidation and termination of the corresponding Acquired Fund. Shareholders of each Acquired Fund owning shares at the Effective Time of the reorganization will receive a number of Class A Shares of the corresponding Acquiring Fund with the same aggregate value as the shareholder had in the Acquired Fund immediately before the Reorganizations. Such distribution will be accomplished by the establishment of accounts in the names of each Acquired Fund's shareholders on the share records of the corresponding Acquiring Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Acquiring Fund due to the shareholders of the corresponding Acquired Fund. The Acquired Funds will then be liquidated and terminated.

      The MTB Funds do not issue share certificates to shareholders. Class A Shares of each Acquiring Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the Acquired Funds' shareholders.



      The Plans contain customary representations, warranties and conditions. The Plans provide that the consummation of the Reorganizations with respect to each Acquired Fund and the corresponding Acquiring Fund is conditioned upon, among other things: (i) approval of the Reorganization by the relevant Acquired Fund's shareholders; and (ii) the receipt by the FBR Funds and the MTB Funds of a tax opinion to the effect that the Reorganization will be tax-free to the Acquired Fund, its shareholders and the Acquiring Fund. Either Plan may be terminated with respect to the Reorganization if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of FBR Funds or MTB Funds, as the case may be, determines that the Reorganization is not in the best interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund, respectively. The Plan also provides that FBRFA and Friedman, Billings, Ramsey Group Inc. (FBR Group) will indemnify MTBIA and each Acquiring Fund in certain circumstances as described in the attached Plans.

      Costs of Reorganization. Except as noted below regarding certain start-up costs of MTB Virginia, the expenses of each Reorganization will be paid by MTBIA, FBRFA and their affiliates. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each fund; (f) solicitation costs; and (g) other related administrative or operational costs. Any registration or licensing fee will be borne by the Acquiring Fund incurring such fee. Any brokerage charges associated with the disposition by an Acquiring Fund, after the Reorganization, of securities acquired by it from an Acquired Fund, will be borne by the Acquiring Fund. MTB Virginia will pay for certain of its initial start up costs, including state blue sky expenses.



Description of the Acquiring Funds' Shares and Capitalization

      Class A Shares of the Acquring Funds to be issued to shareholders of the corresponding Acquired Funds under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the MTB Funds provided herewith as Exhibit C for additional information about the Class A Shares of the Acquiring Funds.

      The following tables show the net assets of each Acquiring Fund and the corresponding Acquired Fund as of October 31, 2005, and on a pro forma basis as of that date:

      MTB MARYLAND - FBR MARYLAND

      The following table sets forth the unaudited capitalization of FBR Maryland's shares into MTB Maryland's Class A Shares as of October 31, 2005:

                                                                                    MTB Maryland
                                             MTB Maryland                          Municipal Bond
                                            Municipal Bond                         Fund - Class A
                   FBR Maryland Tax-Free    Fund -Class A        Adjustments           Shares
                         Portfolio              Shares                           Pro Forma Combined

Net Assets*         $36,215,097            $17,490,941            ___             $53,706,038
Net Asset Value       $10.96                  $10.17              ___                $10.17
Per Share
Shares               3,305,688              1,719,848           255,285            5,280,821
Outstanding

      *Does not reflect additional $96,348,470 assets of MTB Maryland represented by other share classes.



      MTB VIRGINIA - FBR VIRGINIA

      The following table sets forth the unaudited capitalization of FBR
Virginia's shares into MTB Virginia's Class A Shares as of October 31, 2005:

                                                                                 MTB Virginia
                                          MTB Virginia                          Municipal Bond
                                         Municipal Bond                         Fund - Class A
                      FBR Virginia       Fund -Class A        Adjustments           Shares
                   Tax-Free Portfolio        Shares                           Pro Forma Combined
                            ---------        ------                           ------------------
Net Assets         $25,107,418               NA                ___             $25,107,418
Net Asset Value      $11.17                  NA                ___                $11.17
Per Share
Shares              2,248,603                NA                ___              2,248,603
Outstanding


Federal Income Tax Consequences

      As a condition to their Reorganization, MTB Maryland and FBR Maryland will receive an opinion of counsel, each substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code (Code) and the regulations thereunder, current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Code, and FBR Maryland and MTB Maryland each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

o MTB Maryland will recognize no gain or loss upon its receipt of FBR Maryland's assets in exchange solely for MTB Maryland's Class A Shares;

o FBR Maryland will recognize no gain or loss upon the transfer of its assets to MTB Maryland in exchange solely for MTB Maryland's Class A Shares or the distribution of MTB Maryland's Class A Shares, pro rata, to FBR Maryland's shareholders in constructive exchange for their FBR Maryland's shares;

o the shareholders of FBR Maryland will recognize no gain or loss upon the exchange of their FBR Maryland shares for MTB Maryland's Class A Shares;

o MTB Maryland's tax basis in each FBR Maryland asset it receives in the Reorganization will be the same as FBR Maryland's tax basis in that asset immediately prior to the Reorganization;

o MTB Maryland's holding period for each such asset will include the period during which the asset was held by FBR Maryland;

o FBR Maryland's shareholder's aggregate tax basis in the shares of MTB Maryland's Class A Shares received by each shareholder of FBR Maryland pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of FBR Maryland held by such shareholder immediately prior to the Reorganization; and

o FBR Maryland's shareholder's holding period for MTB Maryland's Class A Shares it receives pursuant to the Reorganization will include the period during which the shareholder held FBR Maryland shares exchanged therefor, provided FBR Maryland shares were held as capital assets at the Effective Time.

      MTB Virginia and FBR Virginia will receive a similar opinion to the same substantive effect, reciting minor factual distinctions arising from the fact that their Reorganization will be governed by Section 368(a)(1)(F) of the Code.

      Each foregoing opinion may state that no opinion is expressed as to the effect of either Reorganization on the Acquiring Fund, the Acquired Fund or the Acquired Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.


      It is not anticipated that there will be material sales of portfolio securities by the Acquired Funds or the Acquiring Funds in connection with the Reorganizations. As of October 31, 2005, all portfolio securities held by the Acquiring Funds were acceptable investments within the applicable guidelines of the respective Acquiring Funds.

      Shareholders of the FBR Fund should consult their tax advisors regarding the effect of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences of the Reorganization.

      Before its Reorganization, FBR Maryland expects to distribute ordinary income and realized capital gains, if any, to shareholders.

      The following funds had the following tax basis appreciation or (depreciation) as of each fund's fiscal year end.

---------------------------------------------------------------------------------------------------
Fund (Fiscal Year End) Appreciation/(Depreciation)  Fund (Fiscal Year End)   Appreciation/(Depreciation)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
MTB Maryland (4/30/05)         $5,825,072          FBR Maryland (10/31/05)        $1,447,289
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                   FBR Virginia (10/31/05)        $1,011,190
---------------------------------------------------------------------------------------------------




      The Reorganizations will not require either of the Acquired Funds to dispose of a material portion of their portfolio securities prior to the Reorganizations due to non-conformance of those securities with the investment objectives, policies or limitations of the corresponding Acquiring Fund, nor will the Reorganizations require either of the Acquiring Funds to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance their portfolios to comply with the prospectus limitations of the Acquiring Funds.

Agreement Among MTBIA, FBRFA and FBR Group

      FBRFA/FBR Group and MTBIA have entered into a definitive agreement (Agreement) regarding the sale by FBRFA/FBR Group to MTBIA of certain assets relating to FBRFA's business of providing investment advisory and investment management services to the Acquired Funds and FBRFA's cooperation in the reorganization of the Acquired Funds and related matters. Pursuant to the Agreement, FBRFA will receive from MTBIA a lump sum payment on the closing date of the Reorganization based primarily upon the net assets of the Acquired Funds. Consummation of the agreement is conditioned upon, among other things, shareholders of the Acquired Funds approving the Reorganization.

Reasons for the Reorganizations

      FBRFA has determined to eliminate FBR Maryland and FBR Virginia from its product lineup in order to concentrate on its core competency, which is the management of equity funds. This decision was made for various reasons, including the relatively low, and static, net asset level of FBR Maryland and FBR Virginia; a structural change within FBR Group, which will effect an assignment of MMA's advisory contracts to FBRFA; and a recent change in ownership of FBR Maryland's and FBR Virginia's subadviser, AMI. FBRFA considered various alternatives to the proposed Reorganizations, including combining FBR Maryland and FBR Virginia with portfolios of other mutual fund complexes, or liquidating them. MTB Maryland and MTB Virginia were chosen following extensive due diligence undertaken by FBR Group. FBRFA decided to recommend the proposed Reorganizations after considering: (1) the (a) investment objectives, policies and limitations; (b) historical investment performance; (c) investment advisory fees and other expenses; (d) types of share classes; and (e) number of investment options available to shareholders of the MTB Funds relative to the FBR Funds; and (2) the capabilities, practices, resources and brand identification of MTBIA, including its well-developed distribution network.

      FBRFA's recommendation was based on FBR Group's analysis that due to the overall lower expense ratios through April 30, 2008 (or at least two years from the effective date of the Reorganizations), corresponding share classes that offer no-load privileges, similar investment objectives and performance history (in the case of MTB Maryland), the Acquiring Funds represent the best alternative for the shareholders of the Acquired Funds. In addition, the proposed Reorganizations would offer shareholders of the Acquired Funds: (1) the opportunity to become part of a larger and more diverse family of 31 retail mutual funds; (2) the opportunity to invest in potentially larger funds which can spread relative fixed costs over a larger asset base; and (3) the benefit of extensive municipal bond portfolio management resources.

Consideration by the Board of FBR Funds

      The Board of Trustees of FBR Funds considered the transactions at a meeting held on October 25, 2005. The Board received, reviewed and discussed a significant amount of information concerning MTBIA, the MTB Funds and the proposed Reorganizations; met with representatives of FBRFA and MTBIA; and considered the terms of the Reorganizations and its benefits to shareholders of the Acquired Funds. After consultation with independent legal counsel, the Board, including those members who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plans and the proposed Reorganizations with respect to the Acquired Funds and recommended their approval by the shareholders of the Acquired Funds. In approving the Reorganizations, the Board determined that participation in the Reorganizations is in the best interests of the Acquired Funds and their shareholders and that the economic interests of the shareholders of the Acquired Funds would not be diluted as a result of the Reorganizations.

The Trustees considered the following matters, among others, in approving the proposal:

o     expense  ratios  and  information  regarding  fees and  expenses  of the
      Acquired   Funds  and  the  Acquiring   Funds  and,  in  particular,
      although the management fees of the Acquiring Funds are higher than those of the corresponding Acquired Funds, MTBIA has agreed to contractually limit the Acquiring Funds' expenses so that net expenses are lower than the net expenses of the corresponding Acquired Fund through April 30, 2008 (or at least two years from the effective date of the Reorganizations);

o that although the Acquired Funds have no sales load and will be converted into a class of Acquiring Fund shares with a sales load, Acquired Fund shareholders will not incur such a load in connection with the Reorganizations or in connection with future purchases of shares corresponding to the Acquiring Funds or other funds in the MTB Fund complex;

o the relative investment performance of the Maryland Tax-Free Portfolio as compared to the MTB Maryland Municipal Bond Fund;

o the similarity of investment objectives and strategies of the Acquired Funds with those of the Acquiring Funds;

o the fact that neither the Acquired Funds nor the Acquiring Funds will bear any of the fees and expenses of the Reorganizations because the fees and expenses are being borne by each of the advisers and their affiliates;

o     the tax  consequences  of the  Reorganization  to the Acquired Funds and
      their   shareholders,   including   the   tax-free   nature  of  the
      transaction; and

o that MTBIA has the distribution and marketing resources to potentially increase the size of the Acquired Funds and that over the long-term, if this potential for a larger asset base is realized, it may reduce the Acquired Funds' per share operating expenses and increase the portfolio management options available to the Funds.



      In addition, the Board of Trustees of the Acquired Funds considered that the Reorganization presents an opportunity for the Acquiring Funds to acquire substantial investment assets without the obligation to pay commissions or other transactions costs that a fund normally incurs when purchasing securities. The Board of Trustees also considered that the Reorganizations presented the Acquired Funds with the opportunity to benefit from MTBIA's investment experience and expertise in state tax-free investment management.



Consideration by the Board of MTB Funds

      The Board of Trustees of the MTB Funds met on November 2, 2005, to receive information concerning the FBR Funds, to review this information and to consider the terms of the proposed Reorganizations. After consultation with legal counsel, the Board members present, including those members who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plans with respect to the Acquiring Funds. The shareholders of the Acquiring Funds are not required to approve the Reorganizations.

Section 15(f) of the 1940 Act

      Section 15(f) of the 1940 Act provides that an investment advisor/sub-advisor to a mutual fund (or its affiliates) may receive any amount or benefit in connection with a sale of any interest in such advisor which results in an assignment of an advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the board of trustees of the fund cannot be "interested persons" of the new advisor or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

      In connection with the first condition of Section 15(f), MTB Funds currently meets this condition and expects to be able to continue meeting this condition. With respect to the second condition of Section 15(f), an "unfair burden" on a fund is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment advisor or its predecessor, or any interested person of such advisor, predecessor, or successor, receives or is entitled directly or indirectly to receive any compensation of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for other than bona fide investment advisory or other services.



      As described above under "Summary - Advisory and Other Fee Arrangements," MTBIA has agreed to contractually limit the overall expense level of each Acquiring Fund through April 30, 2008 (or at least two years from the effective date of the Reorganizations). In addition, FBRFA and FBR Group has each represented to the Board of the MTB Funds, and MTBIA has represented to the Board of FBR Funds, that to the best of their knowledge the reorganizations will not impose an unfair burden on the Acquired Funds.

  BASED ON THIS INFORMATION, THE FBR FUNDS BOARD UNANIMOUSLY RECOMMENDS THAT THE
   SHAREHOLDERS OF EACH FBR FUND APPROVE THE RESPECTIVE REORGANIZATION.





Comparative Information on Shareholder Rights and Obligations

      General. MTB Funds and FBR Funds each is an open-end management investment company registered under the 1940 Act which continuously offers to sell shares at their current net asset value (plus applicable sales charges in the case of MTB Funds). MTB Funds and FBR Funds are both organized as Delaware statutory trusts. MTB Funds and FBR Funds are both governed by their respective Declarations of Trust, Bylaws and Boards of Trustees, in addition to applicable state and federal law. The rights of shareholders of the MTB Funds and the FBR Funds are set forth in the applicable Declaration of Trust and Bylaws. Annex A to this Prospectus/Proxy Statement describes the significant rights of shareholders of the MTB Funds and shareholders of the FBR Funds.








                                   PROPOSAL 3

   Approval of the Payment of Escrowed Sub-Advisory Fees to Asset Management,
                                      Inc.
                     (Each Acquired Fund Voting Separately)

      Under this Proposal, shareholders of each of the Acquired Funds are being asked to approve the payment of escrowed sub-advisory fees to AMI, the firm that served as sub-adviser to each of the Acquired Funds until October 26, 2005. The escrowed fees are for the period from November 1, 2004 through October 26, 2005 (the "Covered Period"). On October 26, 2005, the assets of AMI were acquired by Chevy Chase Trust Company ("CCTC") and CCTC assumed the sub-investment advisory duties with respect to each of the Acquired Funds that were previously provided by AMI. Former employees of AMI, including the portfolio managers for each of the Acquired Funds, are currently employees of CCTC and they continue to provide portfolio management services to the Acquired Funds as employees of CCTC.

      As the Acquired Fund's sub-adviser during the Covered Period, AMI was responsible for continually conducting investment research and supervision for each of the Acquired Funds and was responsible for the purchase and sale of each Acquired Fund's portfolio investments. AMI was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 during the Covered Period. AMI was founded by the late Arthur A. Adler, Jr. in 1977.

      The Sub-Advisory Agreements between MMA and AMI in existence prior to the Covered Period (the "Original Agreements"), by their terms, and in accordance with relevant provisions of the 1940 Act, were terminated upon the assignment of the contracts to the Estate of Arthur Adler Jr. as a result of the death of Mr. Adler, the controlling owner of AMI, which effected a change in control of AMI for purposes of the 1940 Act. MMA and AMI then entered into Interim Sub-Advisory Agreements (the "Interim Agreements") with respect to each of the Acquired Funds effective as of November 1, 2004. Under these Interim Agreements, amounts payable to AMI for sub-advisory services to each of the Acquired Funds were held in escrow in an interest-bearing escrow account with each Acquired Fund's custodian bank, pending shareholder approval of new sub-investment advisory agreements with AMI. The escrow agent is authorized to release the money in this escrow account to AMI after a majority of each respective Acquired Funds' outstanding voting securities has approved such new sub-advisory agreements with AMI. However, because a meeting of shareholders of the Acquired Funds will not be held to consider such new sub-advisory agreements and rather, as discussed more fully in Proposals 1 and 2 above, the Acquired Funds are each now proposed to be reorganized with the MTB Funds, you are being asked to approve the payment of the escrowed monies to AMI.



      The Board of Trustees of the Acquired Funds approved the use of the Interim Agreements even though the Interim Agreements had not received shareholder approval based upon the Board's determination that the continued use of AMI as sub-adviser to the Acquired Funds following the death of Mr. Adler and during the administration of the Estate of Mr. Adler was in the best interests of the shareholders of each of the Funds. The Board considered, among other things, that: (1) AMI was skilled in managing the types of tax-free municipal portfolio securities that are invested in by the Acquired Funds, (2) AMI had performed well as sub-adviser under the Original Agreements and the performance results achieved by AMI for each Fund were consistent with their applicable benchmark indices, and (3) it was therefore reasonable and beneficial to retain the services of AMI while the Estate of Mr. Adler was being administered and action with respect to the ultimate disposition of AMI by the Estate of Mr. Adler was pending.

      AMI, relying on equitable principles, has sought approval from the Board of Trustees to allow AMI to be paid all of the escrowed amounts (including interest earned), as compensation for services provided to the Acquired Funds for the Covered Period. With respect to FBR Virginia, the amount of the escrowed fees is $47,085.44. With respect to FBR Maryland the amount of the escrowed fees is $68,449.98. The Board of Trustees has indicated its willingness to approve the payment of the escrowed fees to AMI, subject to shareholder approval. In approving such payments, the Trustees, including the Independent Trustees who were represented by independent legal counsel (as defined in the 1940 Act), reviewed the legal issues presented to the Board in connection with the proposed payment. Among other things, the Trustees considered that:

o the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules hereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

o should Board or shareholder approval be withheld, AMI will likely seek to retain some or all of these payments (and be paid some or all of the escrowed payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Interim Agreements; and

o the Acquired Funds and their shareholders have experienced no economic harm during the applicable period when AMI served as sub-adviser to the Funds under the Interim Agreements, and the amounts that were paid and escrowed would have been no more than what the Acquired Funds would have paid had the Original Agreements remained in effect.







      Accordingly, the Board is requesting that shareholders of each of the Acquired Funds approve the request for the payment of the subject escrowed fees. The Board has determined that it is reasonable to pay AMI such fees, subject to shareholder approval. In the event that shareholders do not approve Proposal 3, the Board of Trustees of FBR Funds will determine what course of action to take with respect to the escrowed payments.

 THE BOARD OF TRUSTEES OF FBR FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                THE RELEASE OF THE ESCROWED SUB-ADVISORY FEES



                                   PROPOSAL 4

   Approval of the Payment of Escrowed Sub-Advisory Fees to Chevy Chase Trust
                                     Company
                     (Each Acquired Fund Voting Separately)

      Under this Proposal, shareholders of each of the Acquired Funds are being asked to approve the payment of escrowed sub-advisory fees to Chevy Chase Trust Company ("CCTC"), the current sub-adviser to each of the Acquired Funds, for the period since October 27, 2005 (the "Covered Period"). On October 26, 2005, CCTC acquired the assets of AMI, Inc., the firm that previously served as sub-adviser to the Acquired Funds, and CCTC assumed the sub-investment advisory duties with respect to each of the Acquired Funds that were previously provided by AMI. Former employees of AMI, including the portfolio managers for each of the Acquired Funds, are currently employees of CCTC and they continue to provide portfolio management services to the Acquired Funds as employees of CCTC.

      As the Acquired Funds' sub-adviser, CCTC is responsible for continually conducting investment research and supervision for each of the Acquired Funds and is responsible for the purchase and sale of each Acquired Fund's portfolio investments. CCTC is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.

      At its meeting held on October 25, 2005, the Board of Trustees of the Acquired Funds approved Interim Sub-Advisory Agreements with CCTC (the "CCTC Interim Agreements") in connection with CCTC's acquisition of the assets of AMI. The acquisition of the assets of AMI by CCTC effected a change in control of AMI for purposes of the 1940 Act, and the existing interim sub-advisory agreements with AMI then in effect with respect to each of the Acquired Funds (the "AMI Interim Agreements") were terminated upon the assignment of these contracts to CCTC. Under the CCTC Interim Agreements, amounts payable to CCTC for sub-advisory services to each of the Acquired Funds are currently being held in escrow in an interest-bearing escrow account with each Acquired Fund's custodian bank, pending shareholder approval of new sub-investment advisory agreements with CCTC. The escrow agent is authorized to release the money in this escrow account to CCTC after a majority of each respective Acquired Funds' outstanding voting securities has approved such new sub-advisory agreements with CCTC. However, because a meeting of shareholders of the Acquired Funds will not be held to consider such new sub-advisory agreements with CCTC and rather, as discussed more fully in Proposals 1 and 2 above, the Acquired Funds are each now proposed to be reorganized with the MTB Funds, you are being asked to approve the payment of the escrowed monies to CCTC.

      The Board of Trustees of the Acquired Funds approved the use of the CCTC Interim Agreements even though the CCTC Interim Agreements had not received shareholder approval based upon the Board's determination that the use of CCTC as sub-adviser to the Acquired Funds following CCTC's acquisition of the assets of AMI was in the best interests of the shareholders of each of the Funds. The Board considered, among other things, that: (1) the former employees of AMI, including the portfolio managers to the Acquired Funds, had become employees of CCTC and would be able to continue providing portfolio management services to the Acquired Funds while employed at CCTC; (2) the Board wished to provide for the continued management and operation of the assets of the Acquired Funds while it made the necessary arrangements for the reorganization of the Acquired Funds with the MTB Funds; and (3) it was therefore reasonable and beneficial to retain the services of CCTC as successor to AMI in order to assure the continued management and operations of the Acquired Funds pending their reorganization.

      CCTC, relying on equitable principles, has sought approval from the Board of Trustees to allow CCTC to be paid all of the escrowed amounts (including interest earned), as compensation for services to the Acquired Funds for the Covered Period. With respect to FBR Virginia, the amount of the escrowed fees expected to be paid to CCTC is estimated to be approximately $15,000, based upon the current net assets of that Fund and the anticipated closing of the reorganization transaction with MTB Virginia on or about February 24, 2006. With respect to FBR Maryland, the amount of the escrowed fees expected to be paid to CCTC is estimated to be approximately $20,000, based upon the current net assets of that Fund and the anticipated closing of the reorganization transaction with MTB Maryland on or about February 24, 2006. The Board of Trustees has indicated its willingness to approve the payment of the escrowed fees to CCTC, subject to shareholder approval. In approving such payments, the Trustees, including the Independent Trustees who were represented by independent legal counsel (as defined in the 1940 Act), reviewed the legal issues presented to the Board in connection with the proposed payment. Among other things, the Trustees considered that:

o the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules hereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

o should Board or shareholder approval be withheld, CCTC may seek to retain some or all of these payments (and be paid some or all of the escrowed payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the CCTC Interim Agreements; and

o the Acquired Funds and their shareholders have experienced no economic harm during the applicable period while CCTC has been serving as sub-adviser to the Acquired Funds under the CCTC Interim Agreements.



      Accordingly, the Board is requesting that shareholders of each of the Acquired Funds approve the request for the payment of the subject escrowed fees. The Board has determined that it is reasonable to pay CCTC such fees, subject to shareholder approval. In the event that shareholders do not approve Proposal 4, the Board of Trustees of FBR Funds will determine what course of action to take with respect to the escrowed payments.

 THE BOARD OF TRUSTEES OF FBR FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                THE RELEASE OF THE ESCROWED SUB-ADVISORY FEES




              INFORMATION ABOUT THE MTB FUNDS AND THE FBR FUNDS



      Information concerning the operation and management of the Acquiring Funds is included in their current prospectus, which is incorporated herein by reference and which accompanies this Prospectus/Proxy Statement as Exhibit C. Additional information about the Acquiring Funds is included in the Statement of Additional Information for the Acquiring Funds dated November 7, 2005, which is available upon request and without charge by calling 1-800-836-2211.

      Information about the Acquired Funds is included in their current prospectus dated February 28, 2005, which is incorporated by reference herein. Additional information is included in the Statement of Additional Information of the Acquired Funds dated February 28, 2005, which is available upon request and without charge by calling 1-888-888-0025. The Acquired Funds' current prospectus and Statement of Additional Information have been filed with the SEC.

      The MTB Funds and the FBR Funds are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. These items can be obtained by calling or writing the MTB Funds or the FBR Funds and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange Commission in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, DC 20549 and at certain of its regional offices located at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and 233 Broadway, New York, NY 10279. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or obtained electronically from the Securities and Exchange Commission's Internet website (http://www.sec.gov).

      Fiscal Year End and Financial Statements. The fiscal year end of each Acquiring Fund is April 30, and the fiscal year end of each FBR Fund is October 31.

      The financial statements of the Acquired Funds contained in the FBR Funds' annual report to shareholders for the fiscal year ended October 31, 2005 have been audited by Tait, Weller and Baker, their independent registered public accounting firm. These financial statements for the Acquired Fundsare incorporated by reference into this Prospectus/Proxy Statement insofar as such financial statements relate to the FBR Funds participating in the Reorganizations and not to any other FBR Funds that are part of the FBR Funds and described therein.

      The financial statements of MTB Maryland contained in the MTB Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2005 have been audited by Ernst & Young LLP, their independent registered public accounting firm. These financial statements for MTB Maryland, together with the unaudited financial statements of MTB Maryland contained in the MTB Funds' Semi-Annual Report to Shareholders for the six months ended October 31, 2005, are incorporated by reference into this Prospectus/Proxy Statement insofar as such financial statements relate to MTB Maryland as an Acquiring Fund participating in the Reorganization, and not to any other MTB Funds that are part of the MTB Funds and described therein. Since MTB Virginia was organized for purposes of the Reorganization, it has no past financial history.



       INFORMATION ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by MTBIA and FBRFA or their affiliates, and not by the MTB Funds or the FBR Funds. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of each Fund, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. MTBIA and FBRFA or their affiliates may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of Trustees of the FBR Funds knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 17, 2006, to shareholders of record at the close of business on January 6, 2006 (the "Record Date").

      The Annual Report for the FBR Funds, which contains audited financial statements for the fiscal year ended October 31, 2005; and the Semi-Annual Report for the FBR Funds, which contains unaudited financial statements for the six-month period ended April 30, 2005, were previously mailed to shareholders. The MTB Funds or the FBR Funds, as the case may be, will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the Annual Report for the MTB Funds, which contains audited financial statements for MTB Maryland for the fiscal year ended April 30, 2005 and the Annual Report and/or the Semi-Annual Report for the FBR Funds. Requests may be made in writing to the MTB Funds' and the FBR Funds' principal executive offices or by calling the MTB Funds or the FBR Funds. The principal executive offices for the MTB Funds and FBR Funds are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237 and 1001 Nineteenth Street North, Arlington, VA 22209, respectively. The MTB Funds' toll-free telephone number is 1-800-836-2211 and FBR Funds' toll-free telephone number is 1-888-888-0025.

      Only shareholders of record of the Acquired Funds on the Record Date will be entitled to vote at the Special Meeting. Each share of the Acquired Funds is entitled to one vote on the matters that pertain to their Acquired Fund. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Acquiring Funds are not being solicited since their approval is not required in order to effect each Reorganization.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the FBR Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

      Each Acquired Fund will vote separately on the approval of its respective Plan (Proposals 1 and 2, respectively) and each Acquired Fund will vote separately on both the approval of the payment of escrowed sub-advisory fees to AMI (Proposal 3) and the payment of escrowed sub-advisory fees to CCTC (Proposal
4). In order to hold the Special Meeting with respect to an FBR Fund, a "quorum" of shareholders of that Fund must be present. Holders of at least one-third of the total number of shares of the Acquired Fund outstanding as of the Record Date, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal relating to that Fund.

      Approval of the Reorganization with respect to an Acquired Fund requires the vote of a majority of the shares voted of such Acquired Fund. In the event that shareholders of one Acquired Fund do not approve the Plan, the Reorganization will proceed with respect to the Acquired Fund that has approved the Plan, subject to the other conditions in the Plan having been met.

      Approval of each of the payment of escrowed sub-advisory fees to AMI with respect to an Acquired Fund, and the payment of escrowed sub-advisory fees to CCTC with respect to an Acquired Fund, requires the vote of a "majority of the outstanding voting securities" of such Acquired Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (a) 67% or more of the voting securities of the Acquired Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of such Acquired Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Acquired Fund. In the event that, with respect to each of Proposal 3 and Proposal 4, the shareholders of one Acquired Fund do not approve the payment of the escrowed fees, the payment of escrowed fees will proceed with respect to the Acquired Fund that has approved the payment.



      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

      If a quorum for the Special Meeting of an Acquired Fund is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

              SHARE OWNERSHIP OF THE FUNDS AND CERTAIN INTERESTS

      MTB Maryland


      As of the Record Date, the Officers and Trustees of the MTB Funds owned less than 1% of MTB Maryland's outstanding Class A Shares.

      At the close of business on the Record Date, the following persons owned beneficially or of record as indicated, to the knowledge of management, more than 5% of the outstanding Class A Shares of MTB Maryland:

Class A Shares - ______________.

      Upon consummation of the Reorganization, such persons would own shares as follows based upon information as of the Record Date:

Class A Shares - _______________.



      MTB Virginia


      As of the Record Date, there were no shares outstanding.



      FBR Maryland


      As of the Record Date, there were _____ shares outstanding of FBR Maryland, and the Officers and Trustees of FBR Funds, as a group, owned less than 1% of the outstanding shares of FBR Maryland.

      At the close of business on the Record Date, the following persons owned beneficially or of record as indicated, to the knowledge of management, more than 5% of the outstanding shares of FBR Maryland:

--------------.

      Upon consummation of the Reorganization, such persons would own shares as follows based upon information as of the Record Date:

---------------.



      FBR Virginia


      As of the Record Date, there were _____ shares outstanding of FBR Virginia, and the Officers and Trustees of FBR Funds, as a group, owned less than 1% of the outstanding shares of FBR Virginia.

      At the close of business on the Record Date, the following persons owned beneficially or of record as indicated, to the knowledge of management, more than 5% of the outstanding shares of FBR Virginia:

--------------.

      Because MTB Virginia does not expect to issue shares prior to the consummation of the Reorganization, the foregoing shareholders would own the same share amounts and percentages of Class A Shares of MTB Virginia based upon information as of the Record Date.

      Shareholders owning 25% or more of outstanding shares may be able to affect the outcome of certain matters presented for vote of shareholders.



          OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

      The FBR Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to The FBR Funds, 1001 Nineteenth Street North, Arlington, VA 22209, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the FBR Funds.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
 AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
                               THE UNITED STATES.
------------------------------------------------------------------------------



  CATEGORY                                                                       FBR FUNDS
  --------                                                                       ---------
  Preemptive Rights               None                                  None


  Preferences                     None                                  Subject   to  the   further
                                                                        provisions      of      the
                                                                        Declaration  of  Trust  and
                                                                        any              applicable
                                                                        requirements  of  the  1940
                                                                        Act,  the  Trustees   shall
                                                                        have    full    power   and
                                                                        authority,  in  their  sole
                                                                        discretion,   and   without
                                                                        obtaining               any
                                                                        authorization  or  vote  of
                                                                        the   Shareholders  of  any
                                                                        Series  or  Class  thereof,
                                                                        to establish  and designate
                                                                        and  change  in any  manner
                                                                        any    Series    or   Class
                                                                        thereof    and   fix   such
                                                                        preferences,         voting
                                                                        powers,  rights, duties and
                                                                        privileges   and   business
                                                                        purpose  of each  Series or
                                                                        Class    thereof   as   the
                                                                        Trustees  may from  time to
                                                                        time    determine,    which
                                                                        preferences,         voting
                                                                        powers,  rights, duties and
                                                                        privileges  may  be  senior
                                                                        or  subodinate  to  (or  in
                                                                        the   case   of    business
                                                                        purpose,   different  from)
                                                                        any   existing   Series  or
                                                                        Class  thereof  and  may be
                                                                        limited    to     specified
                                                                        property or  obligations of
                                                                        the  Trust of  profits  and
                                                                        losses    associated   with
                                                                        specified    property    or
                                                                        obligations  of the  Trust,
                                                                        provided,   however,   that
                                                                        the    Trustees   may   not
                                                                        change  Outstanding  Shares
                                                                        in  a   manner   materially
                                                                        adverse to  Shareholders of
                                                                        such Shares.


  Annual Meetings                 There    shall   be   no    annual    There  shall  be no  annual
                                  Shareholders'  meetings. A meeting    Shareholders'      meetings
                                  of the  shareholders may be called    except as  required by law.
                                  at any time by the  Board,  by the    Special   meetings  of  the
                                  chairperson  of  the  Board  or by    Shareholders  of the  Trust
                                  the  president  for the purpose of    or of any  Series  or Class
                                  electing  trustees  as provided in    may be  called  at any time
                                  these  By-Laws or for the  purpose    by the  Trustees  or by the
                                  of  taking  action  upon any other    President or the  Secretary
                                  matter  deemed  by the Board to be    for the  purpose  of taking
                                  necessary or desirable.               action   upon  any   matter
                                                                        requiring the vote or
                                                                        authority of the Shareholders
                                                                        of the Trust or of any Series
                                                                        or Class as provided in the
                                                                        By-Laws  or Declaration of Trust
                                                                        or upon any other matter as to
                                                                        which such vote or authority  is
                                                                        deemed by the Trustees  or the
                                                                        President to be necessary or
                                                                        desirable.


  Right  to  Call  Shareholder    None,  except  as may be  required    Meetings       of       the
  Meetings                        by Section 16 of the 1940 Act.        Shareholders  of the  Trust
                                                                        or of any Series  or Class  may be
                                                                        called for any purpose deemed
                                                                        necessary  or  desirable upon the
                                                                        written request of the Shareholders
                                                                        holding  at least ten percent
                                                                        (10%) of the outstanding Shares
                                                                        of the Trust entitled to vote
                                                                        at such meeting,  provided  that (1)
                                                                        such request shall state the
                                                                        purposes  of such   meeting and the
                                                                        matters  proposed to be acted
                                                                        on, and (2) the Shareholders requesting
                                                                        such a meeting shall have paid to the
                                                                        Trust  the  reasonably estimated cost of
                                                                        preparing and mailing the  notice thereof,
                                                                        which the Secretary shall  determine and
                                                                        specify  to such  Shareholders.


  Notice of Meetings              All   notices   of   meetings   of    All  notices of meetings of
                                  shareholders   shall  be  sent  or    Shareholders  shall be sent
                                  otherwise   given  in   accordance    or   otherwise   given   to
                                  with  Section 4 of the Amended and    Shareholders  in accordance
                                  Restated  By-Laws  not  less  than    with   Section   4  of  the
                                  seven    (7)   nor    more    than    By-Laws  not less  than ten
                                  ninety-three  (93) days before the    (10) nor more  than  ninety
                                  date of the  meeting.  The  notice    (90) days  before  the date
                                  shall specify (i) the place,  date    of the meeting.  The notice
                                  and hour of the meeting,  and (ii)    shall   specify   (i)   the
                                  the   general    nature   of   the    place,  date  and  hour  of
                                  business  to  be  transacted.  The    the  meeting,  and (ii) the
                                  notice  of any  meeting  at  which    general   nature   of   the
                                  trustees  are to be  elected  also    business        to       be
                                  shall  include  the  name  of  any    transacted.    Except    as
                                  nominee  or  nominees  who  at the    provided       in       the
                                  time of the  notice  are  intended    Declaration  of Trust,  any
                                  to  be  presented   for  election.    action  that  may be  taken
                                  Except     with     respect     to    at    any     meeting    of
                                  adjournments  as provided  herein,    Shareholders  may be  taken
                                  no  business  shall be  transacted    without   a   meeting   and
                                  at such  meeting  other  than that    without  prior  notice if a
                                  specified   in  the  notice.   Any    consent in writing  setting
                                  action  which  may be taken at any    forth  the   action  to  be
                                  meeting  of  Shareholders  may  be    taken  is   signed  by  the
                                  taken   without  a   meeting   and    holders   of    outstanding
                                  without  prior notice if a consent    Shares   having   not  less
                                  in  writing   setting   forth  the    than the minimum  number of
                                  action  so taken is  signed by the    votes    that    would   be
                                  holders of Shares  having not less    necessary  to  authorize or
                                  than the  minimum  number of votes    take   that   action  at  a
                                  that   would   be   necessary   to    meeting    at   which   all
                                  authorize  or take that  action at    Shares  entitled to vote on
                                  a  meeting  at  which  all  Shares    that  action  were  present
                                  entitled  to vote  on that  action    and     voted     provided,
                                  were present and voted.               however,      that      the
                                                                        Shareholders   receive  any
                                                                        necessary       Information
                                                                        Statement      or     other
                                                                        necessary  documentation in
                                                                        conformity     with     the
                                                                        requirements     of     the
                                                                        Securities  Exchange Act of
                                                                        1934   or  the   rules   or
                                                                        regulations thereunder.



  Record Date for Meetings        Shareholders  entitled  to  notice    determining             the
                                  of  any  meeting  or  to  vote  or    Shareholders   entitled  to
                                  entitled   to  give   consent   to    vote or act at any  meeting
                                  action  without  a  meeting,   the    or      adjournment      or
                                  Board  of  Trustees   may  fix  in    postponement  thereof,  the
                                  advance a record  date which shall    Trustees    may    fix   in
                                  not  be  more  than  one   hundred    advance   a   record   date
                                  eighty  (180)  days nor less  than    which  shall  not  be  more
                                  seven (7) days  before the date of    than  ninety  (90) days nor
                                  any such meeting.  If the Board of    less  than  ten  (10)  days
                                  Trustees  does not so fix a record    before   the  date  of  any
                                  date,    the   record   date   for    such    meeting.    Without
                                  determining  Shareholders entitled    fixing a record  date for a
                                  to  notice  of  or  to  vote  at a    meeting,  the  Trustees may
                                  meeting of  Shareholders  shall be    for   voting   and   notice
                                  at the  close of  business  on the    purposes      close     the
                                  business  day before the notice is    register or transfer  books
                                  given or, if notice is waived,  at    for one or more  Series (or
                                  the  close  of   business  on  the    Classes)  for  all  or  any
                                  business  day  which  is five  (5)    part of the period  between
                                  business  days  before  the day on    the earliest  date on which
                                  which the meeting is held.            a  record   date  for  such
                                                                        meeting could be set in  accordance
                                                                        herewith and the date of such
                                                                        meeting. If the Trustees do not
                                                                        so fix a record date or close the
                                                                        register  or transfer books of the
                                                                        affected Series or Classes,  the
                                                                        record date for determining Shareholders
                                                                        entitled to notice of or to vote at
                                                                        a  meeting of Shareholders  shall be
                                                                        the close of business on the business
                                                                        day next preceding the day  on which
                                                                        notice is given or, if notice is waived,
                                                                        at the close of business on the business
                                                                        day next preceding the day on which
                                                                        the meeting is held.


  Quorum for Meeting              Except  when a  larger  quorum  is    Except    when   a   larger
                                  required  by  applicable  law,  by    quorum   is   required   by
                                  the By-Laws or by the  Declaration    applicable   law,   by  the
                                  of   Trust,    thirty-three    and    By-Laws     or    by    the
                                  one-third   percent  (33-1/3%)  of    Declaration    of    Trust,
                                  the  Shares  present  in person or    thirty-three  and one-third
                                  represented  by proxy and entitled    percent  (33-1/3%)  of  the
                                  to   vote   at   a   Shareholders'    Shares   entitled  to  vote
                                  meeting shall  constitute a quorum    shall  constitute  a quorum
                                  at such  meeting.  When a separate    at     a      Shareholders'
                                  vote  by one  or  more  Series  or    meeting.  When  any  one or
                                  classes is required,  thirty-three    more  Series  (or  Classes)
                                  and  one-third  percent  (33-1/3%)    is  to  vote  as  a  single
                                  of the Shares of each such  Series    Class   separate  from  any
                                  or  class  present  in  person  or    other Shares,  thirty-three
                                  represented  by proxy and entitled    and    one-third    percent
                                  to vote shall  constitute a quorum    (33-1/3%)  of the Shares of
                                  at  a  Shareholders'   meeting  of    each   such    Series   (or
                                  such Series or class.                 Class)   entitled  to  vote
                                                                        shall constitute a quorum
                                                                        at a Shareholders' meeting
                                                                        of thatSeries(or Class).


  Election of Trustees            The    Shareholders    may   elect    The  Shareholders may elect
                                  Trustees,  including  filling  any    Trustees  at any meeting of
                                  vacancies    in   the   Board   of    Shareholders  called by the
                                  Trustees,   at  any   meeting   of    Trustees for that purpose.
                                  Shareholders  called  by the Board
                                  of Trustees  for that  purpose.  A
                                  meeting  of  Shareholders  for the
                                  purpose  of  electing  one or more
                                  Trustees  may  be  called  by  the
                                  Board  of  Trustees   or,  to  the
                                  extent  provided  by the  1940 Act
                                  and  the  rules  and   regulations
                                  thereunder, by the Shareholders.


  Adjournment of Meetings         Any     shareholders'     meeting,    Any        meeting       of
                                  whether   or  not  a   quorum   is    Shareholders,   whether  or
                                  present,  may  be  adjourned  from    not a  quorum  is  present,
                                  time  to  time  (and  at any  time    may be adjourned  from time
                                  during the course of the  meeting)    to time by the  vote of the
                                  by a  majority  of the votes  cast    majority   of  the   Shares
                                  by those  shareholders  present in    represented     at     that
                                  person  or by  proxy,  or  by  the    meeting,  either  in person
                                  chairperson  of the  meeting.  Any    or by proxy.
                                  adjournment  may be  with  respect
                                  to one or more proposals,  but not
                                  necessarily  all proposals,  to be
                                  voted  or   acted   upon  at  such
                                  meeting and any  adjournment  will
                                  not delay or otherwise  affect the
                                  effectiveness  and  validity  of a
                                  vote or  other  action  taken at a
                                  shareholders'   meeting  prior  to
                                  adjournment.


  Removal of Trustees by          Shareholders shall have the power     Any Trustee may be
  Shareholders                    to remove a Trustee  with             removed only to the
                                  or without cause at any meeting of    extent  provided  by the  1940 Act
                                  Shareholders  by a vote  of           and  the  rules  and   regulations
                                  two-thirds      of      the            thereunder.
                                  Outstanding  Shares  of the
                                  Trust.


  Personal Liability of           The Trustees,  officers, employees    A Trustee,  when  acting in
  Trustees                        and  agents  of  the   Trust,   in    such  capacity,  shall  not
                                  incurring  any debts,  liabilities    be  personally   liable  to
                                  or obligations,  or in limiting or    any  person  other than the
                                  omitting any other  actions for or    Trust   or   a   beneficial
                                  in connection with the Trust,  are    owner    for    any    act,
                                  or shall be  deemed  to be  acting    omission or  obligation  of
                                  as Trustees,  officers,  employees    the  Trust or any  Trustee.
                                  or  agents of the Trust and not in    A  Trustee   shall  not  be
                                  their own  capacities.  Subject to    liable   for   any  act  or
                                  Sections  3 and 5 of  Article  VII    omission   or  any  conduct
                                  of  the   Amended   and   Restated    whatsoever  in his capacity
                                  Agreement   and   Declaration   of    as Trustee,  provided  that
                                  Trust,   no   Trustee,    officer,    nothing   contained  herein
                                  employee  or  agent  of the  Trust    or  in  the   Delaware  Act
                                  shall be subject  to any  personal    shall  protect  any Trustee
                                  liability   whatsoever   in  tort,    against  any  liability  to
                                  contract,  or  otherwise,  to  any    the     Trust     or     to
                                  other   Person   or   Persons   in    Shareholders  to  which  he
                                  connection   with  the  assets  or    would  otherwise be subject
                                  affairs  of  the  Trust  or of any    by   reason   of    willful
                                  Series  or  class,  save only that    misfeasance,   bad   faith,
                                  arising   from   his  or  her  own    gross     negligence     or
                                  willful  misfeasance,  bad  faith,    reckless  disregard  of the
                                  gross   negligence   or   reckless    duties   involved   in  the
                                  disregard  of the duties  involved    conduct  of the  office  of
                                  in  the  conduct  of  his  or  her    Trustee hereunder.
                                  office or the  discharge of his or
                                  her duties.


  Personal Liability of           No  Shareholder  shall be  subject    No  Shareholder   shall  be
  Shareholders                    to    any    personal    liability    personally  liable  for the
                                  whatsoever  in tort,  contract  or    debts,         liabilities,
                                  otherwise  to any other  Person or    obligations   and  expenses
                                  Persons  in  connection  with  the    incurred   by,   contracted
                                  assets  or  the   affairs  of  the    for, or otherwise  existing
                                  Trust or any Series or class.         with  respect to, the Trust
                                                                        or any Series or  Class.
                                                                        Neither the  Trust nor the
                                                                        Trustees, nor any officer,
                                                                        employee, or agent of the
                                                                        Trust shallhave any power to
                                                                        bind personally any Shareholders,
                                                                        nor, except as specifically provided
                                                                        herein, to call upon any Shareholder
                                                                        for the payment of any sum of money or
                                                                        assessment whatsoever other than such as
                                                                        the Shareholder may at  any time personally
                                                                        agree to pay.  Shareholders shall have the
                                                                        same limitation of personal liability
                                                                        as is extended  to shareholders of a
                                                                        private  corporation  for
                                                                        profit  incorporated  in the State of
                                                                        Delaware.

  Number of Authorized            The  beneficial  interest  in  the    The beneficial  interest in
  Shares; Par Value               Trust   shall  at  all   times  be    the Trust  shall be divided
                                  divided into  Shares,  all without    into  one or  more  Series.
                                  par  value.  The  number of Shares    The   Trustees  may  divide
                                  authorized hereunder is unlimited.    each  Series  into  one  or
                                                                        more  Classes.  Subject  to the
                                                                        further provisions of the
                                                                        Declaration of Trust and any
                                                                        applicable requirements of the
                                                                        1940 Act, the Trustees   shall
                                                                        have full power and authority,
                                                                        in their sole discretion, and
                                                                        without  obtaining  any
                                                                        authorization  or vote  on the
                                                                        Shareholders of any  Series
                                                                        or Class  thereof,  to divide
                                                                        the  beneficial interest in each
                                                                        Series or Class thereof into
                                                                        Shares,  with or without par
                                                                        value as the Trustees shall
                                                                        determine; and issue Shares
                                                                        without limitation as to
                                                                        number(including fractional
                                                                        Shares) to such Persons
                                                                        and for such amount and type
                                                                        of consideration, subject to any
                                                                        restriction set forth in the
                                                                        By-Laws, including  cash or
                                                                        securities, at suchtime or
                                                                        times and on such terms as
                                                                        the Trustees may deemappropriate.

                                  A-16
                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _______, 2005, by and between MTB Group of Funds, a Delaware statutory trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "MTB Trust"), with respect to MTB Maryland Municipal Bond Fund (the "Acquiring Fund"), a series of the MTB Trust, and The FBR Funds, a Delaware statutory trust, with its principal place of business at 1001 Nineteenth Street North, Arlington, VA 22209 (the "FBR Trust"), with respect to FBR Maryland Tax-Free Portfolio, a series of the FBR Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of the Acquiring Fund Shares to the holders of the shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquiring Fund and the Acquired Fund are a separate series of the MTB Trust and the FBR Trust, respectively, and the MTB Trust and the FBR Trust are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the MTB Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

      WHEREAS, the Trustees of the FBR Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                       ARTICLE I

           TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING
                   FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of shares of the Acquired Fund will receive Acquiring Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, stock splits, settlement rights and payments owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

      1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

      1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

      1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                      ARTICLE II

                                       VALUATION

      2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the MTB Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Instrument"), the Acquiring Fund's then current Prospectus and Statement of Additional Information, and the MTB Trust's Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the MTB Trust Instrument the Acquiring Fund's then current Prospectus and Statement of Additional Information, and the MTB Trust's Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                      ARTICLE III

                               CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing shall occur on or about February 24, 2006, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

      3.2 CUSTODIAN'S CERTIFICATE. The custodian for the Acquired Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.



      3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored, or such other date(s) as the parties may agree to in writing.

      3.4 TRANSFER AGENT'S CERTIFICATE. Integrated Fund Services, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Boston Financial Data Services, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the MTB Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The FBR Trust, on behalf of the Acquired Fund, represents and warrants to the MTB Trust, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

b) The FBR Trust is registered as an open-end management investment company under the 1940 Act, and the FBR Trust's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the FBR Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)    Except  as  otherwise  disclosed  in  writing  to  and  accepted  by the
      Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

g) The audited financial statements of the Acquired Fund as of October 31, 2005, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the MTB Trust on behalf of the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the MTB Trust on behalf of the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid or provision shall have been made for the payment thereof. To the best of the FBR Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Delaware, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the FBR Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by the FBR Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The MTB Trust, on behalf of the Acquiring Fund, represents and warrants to the FBR Trust, on behalf of the Acquired Fund, as follows:

a) The Acquiring Fund is a legally designated, separate series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

b) The MTB Trust is registered as an open-end management investment company under the 1940 Act, and the MTB Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the MTB Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

f) The audited financial statements of the Acquiring Fund as of April 30, 2005 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the FBR Trust on behalf of the Acquired Funds fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g) The unaudited financial statements of the Acquiring Fund as of October 31, 2005, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the FBR Trust on behalf of the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2005, and there are no know contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the MTB Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the MTB Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the MTB Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                       ARTICLE V

                 COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

      5.2 APPROVAL OF SHAREHOLDERS. The FBR Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the FBR Trust's Treasurer.

      5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The MTB Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement of the Acquired Fund and a Prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

      5.8 PAYMENT OF DIVIDENDS AND CAPITAL GAINS. The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

                                      ARTICLE VI

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date and all covenants of the Acquiring Fund contained in this Agreement shall have been complied with in all material respects as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the MTB Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

      6.2 The Acquired Fund shall have received an opinion of Reed Smith LLP, counsel to the MTB Trust ("Counsel"), substantially to the effect that:

   a) The Acquiring Fund is a validly existing series of the MTB Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets.

   b) This Agreement (a) has been duly authorized and executed by the MTB Trust on behalf of the Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by the Acquired Fund, is a legal, valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and
      (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

   c) The Acquiring Fund's Shares to be issued and delivered to the Acquired Fund Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable (except as disclosed in the MTB Trust's then current prospectus and statement of additional information).

   d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the MTB Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the MTB Trust (with respect to the Acquiring Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the MTB Trust (with respect to the Acquiring Fund) is a party or by which it (with respect to the Acquiring Fund) is bound.

   e) To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the MTB Trust on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act.

   f) The MTB Trust is registered with the SEC as an investment company, and to the knowledge of Counsel, no order has been issued or proceeding instituted to suspend such registration.

   g) To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the MTB Trust (with respect to the Acquiring Fund) or any of its properties or assets attributable or allocable to the Acquiring Fund and (b) the Trust (with respect to the Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business.

      In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel,
(ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the MTB Trust, in each case reasonably acceptable to the MTB Trust.

                                      ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date and all covenants of the Acquired Fund contained in this Agreement shall have been complied with in all material respects as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the FBR Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the FBR Trust.

      7.3 The Acquiring Fund shall have received an opinion of Dechert LLP, counsel to the FBR Trust ("Counsel"), substantially to the effect that:

   a) The Acquired Fund is a validly existing series of the FBR Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets.

   b) This Agreement (a) has been duly authorized and executed by the FBR Trust on behalf of the Acquired Fund and (b) assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a legal, valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and
      (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

   c) All issued and outstanding shares of the Acquired Fund are duly authorized and validly issued and outstanding and fully paid and non-assessable (except as disclosed in the FBR Trust's then current prospectus and statement of additional information).

   d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the FBR Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the FBR Trust (with respect to the Acquired Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the FBR Trust (with respect to the Acquired Fund) is a party or by which it (with respect to the Acquired Fund) is bound.

   e) To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the FBR Trust on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act.

   f) The FBR Trust is registered with the SEC as an investment company, and to the knowledge of Counsel, no order has been issued or proceeding instituted to suspend such registration.

   g) To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the FBR Trust (with respect to the Acquired Fund) or any of its properties or assets attributable or allocable to the Acquired Fund and (b) the FBR Trust (with respect to the Acquired Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business.

      In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel,
(ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the FBR Trust, in each case reasonably acceptable to the FBR Trust.

                                     ARTICLE VIII

                  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                           ACQUIRING FUND AND ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the FBR Trust's Trust Instrument and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                      ARTICLE IX

                                       EXPENSES



      9.1 MTB Investment Advisors, Inc. ("MTBIA"), on behalf of the Acquiring Fund, and FBR Fund Advisers, Inc., on behalf of the Acquired Fund, or their respective affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's, as the case may be, participation in the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. Registration fees will be borne by the MTB Trust on an as-incurred basis.



                                       ARTICLE X

                       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The MTB Trust, on behalf of the Acquiring Fund, and the FBR Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.


                                      ARTICLE XI

                                      TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the MTB Trust and the FBR Trust. In addition, either the MTB Trust or the FBR Trust may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c) a determination by a party's Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the FBR Trust or the MTB Trust, respectively, and notice given to the other party hereto.

               The failure of the Acquired Fund to consummate the transactions contemplated in this Agreement, or the FBR Virginia Tax-Free Portfolio to consummate the transaction in its Agreement and Plan of Reorganization with MTB Virginia Municipal Bond Fund, will not affect the consummation of the Reorganization with respect to the other Acquired Fund.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund, the MTB Trust, the FBR Trust, or their respective Trustees or officers, to the other party or its Trustees or officers.

                                      ARTICLE XII

                                    INDEMNIFICATION



      12.1 FBR Fund Advisers, Inc. and Friedman, Billings, Ramsey Group, Inc. (together, the "Indemnitors") agree to indemnify and hold harmless MTBIA and the Acquiring Fund from and against any and all claims, demands, liens, suits, causes of action, obligations, liabilities, damages, losses, shareholder dilution, fees, penalties, expenses (including reasonable attorneys' fees), fines, judgments, and orders resulting from or arising out of, and costs associated with, the matter described under -- "Fund Manager - Sub-Adviser" in the Fixed Income Prospectus dated February 28, 2005 of FBR Trust, as it may be further amended or supplemented.



                                     ARTICLE XIII

                                      AMENDMENTS

      13.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the FBR Trust and the MTB Trust as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                      ARTICLE XIV

                  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                                LIMITATION OF LIABILITY

      14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the MTB Trust Trustees, shareholders, nominees, officers, agents or employees of the MTB Trust personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust Instrument of the MTB Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the MTB Trust and signed by authorized officers of the MTB Trust acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the MTB Trust's Trust Instrument.




      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    THE FBR FUNDS
                                    on behalf of its portfolio, FBR Maryland
                                    Tax-Free Portfolio

                                    Name: ______________________________
                                    Title:______________________________

                                    MTB GROUP OF FUNDS
                                    on behalf of its portfolio,
                                    MTB Maryland Municipal Bond Fund

                                    Name: ______________________________
                                    Title:______________________________


                                    MTB INVESTMENT ADVISORS, INC.,
                                    with respect to the agreement described
                                    in Article IX, Section 9.1 of the
                                    Agreement

                                    Name: ______________________________
                                    Title:______________________________


                                    FBR FUND ADVISERS, INC.,
                                    with respect to the agreements described in Article IX, Section 9.1 and Article XII, Section 12.1 of the Agreement

                                    Name: ______________________________
                                    Title:______________________________


                                    FRIEDMAN, BILLINGS, RAMSEY
                                    GROUP, INC.,
                                    with respect to the agreement described
                                    in Article XII, Section 12.1 of the
                                    Agreement

                                    Name: ______________________________
                                    Title:______________________________

                                                                       Exhibit B



                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _______, 2005, by and between MTB Group of Funds, a Delaware statutory trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "MTB Trust"), with respect to MTB Virginia Municipal Bond Fund (the "Acquiring Fund"), a newly-organized series of the MTB Trust, and The FBR Funds, a Delaware statutory trust, with its principal place of business at 1001 Nineteenth Street North, Arlington, VA 22209 (the "FBR Trust"), with respect to FBR Virginia Tax-Free Portfolio, a series of the FBR Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the holders of the shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquiring Fund and the Acquired Fund are a separate series of the MTB Trust and the FBR Trust, respectively, and the MTB Trust and the FBR Trust are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the MTB Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

      WHEREAS, the Trustees of the FBR Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES
    AND THE ASSUMPTION OF ACQUIRED FUNDS' LIABILITIES; LIQUIDATION OF THE
                                  ACQUIRED FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to (i) deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional number of shares of the Acquired Fund ("Acquired Fund Shares") outstanding at the Closing Date, so that the net asset value per share of the Acquired Fund Shares becomes the net asset value per share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Holders of Acquired Fund Shares will receive Acquiring Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, stock splits, settlement rights and payments owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

      1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of such Acquired Fund's liabilities, debts, obligations, and duties of whichever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

      1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

      1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the MTB Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Instrument"), the Acquiring Fund's then current Prospectus and Statement of Additional Information, and the MTB Trust's Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the MTB Trust Instrument, the Acquiring Fund's then current Prospectus and Statement of Additional Information, and the MTB Trust's Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing shall occur on or about February 24, 2006, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

      3.2 CUSTODIAN'S CERTIFICATE. The custodian for the Acquired Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.



      3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored, or such other date(s) as the parties may agree to in writing.

      3.4 TRANSFER AGENT'S CERTIFICATE. Integrated Fund Services, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Boston Financial Data Services, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the MTB Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The FBR Trust, on behalf of the Acquired Fund, represents and warrants to the MTB Trust, on behalf of the Acquiring Fund, as follows:

q) The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

r) The FBR Trust is registered as an open-end management investment company under the 1940 Act, and the FBR Trust's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

s) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

t) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the FBR Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

u) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

v)    Except  as  otherwise  disclosed  in  writing  to  and  accepted  by the
      Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

w) The audited financial statements of the Acquired Fund as of October 31, 2005, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the MTB Trust on behalf of the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

x) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the MTB Trust on behalf of the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

y) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid or provision shall have been made for the payment thereof. To the best of the FBR Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

z) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

aa) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Delaware, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

bb) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

cc) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

dd) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the FBR Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

ee) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

ff) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by the FBR Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The MTB Trust, on behalf of the Acquiring Fund, represents and warrants to the FBR Trust, on behalf of the Acquired Fund, as follows:

r) The Acquiring Fund is a legally designated, separate series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

s) The MTB Trust is registered as an open-end management investment company under the 1940 Act, and the MTB Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

t) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

u) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the MTB Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

v) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

w) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

x) Any issued and outstanding Acquiring Fund Shares prior to the Closing Date represent the initial capital and are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

y) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

z) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

aa) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

bb) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the MTB Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

cc) The Acquiring Fund will qualify as a RIC under the Code for its first taxable year ending after the Closing Date.

dd) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the MTB Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the MTB Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

ee) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

            COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

      5.2 APPROVAL OF SHAREHOLDERS. The FBR Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the FBR Trust's Treasurer.

      5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The MTB Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement of the Acquired Fund and a Prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date and all covenants of the Acquiring Fund contained in this Agreement shall have been complied with in all material respects as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the MTB Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

      6.2 The Acquired Fund shall have received an opinion of Reed Smith LLP, counsel to the MTB Trust ("Counsel"), substantially to the effect that:

   a) The Acquiring Fund is a validly existing series of the MTB Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets.

   b) This Agreement (a) has been duly authorized and executed by the MTB Trust on behalf of the Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by the Acquired Fund, is a legal, valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and
      (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

   c) The Acquiring Fund's Shares to be issued and delivered to the Acquired Fund Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable (except as disclosed in the MTB Trust's then current prospectus and statement of additional information).

   d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the MTB Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the MTB Trust (with respect to the Acquiring Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the MTB Trust (with respect to the Acquiring Fund) is a party or by which it (with respect to the Acquiring Fund) is bound.

   e) To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the MTB Trust on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act.

   f) The MTB Trust is registered with the SEC as an investment company, and to the knowledge of Counsel, no order has been issued or proceeding instituted to suspend such registration.

   g) To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the MTB Trust (with respect to the Acquiring Fund) or any of its properties or assets attributable or allocable to the Acquiring Fund and (b) the Trust (with respect to the Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business.

      In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel,
(ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the MTB Trust, in each case reasonably acceptable to the MTB Trust.


                                   ARTICLE VII

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date and all covenants of the Acquired Fund contained in this Agreement shall have been complied with in all material respects as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the FBR Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the FBR Trust.

      7.3 The Acquiring Fund shall have received an opinion of Dechert LLP, counsel to the FBR Trust ("Counsel"), substantially to the effect that:

   a) The Acquired Fund is a validly existing series of the FBR Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets.

   b) This Agreement (a) has been duly authorized and executed by the FBR Trust on behalf of the Acquired Fund and (b) assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a legal, valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and
      (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

   c) All issued and outstanding shares of the Acquired Fund are duly authorized and validly issued and outstanding and fully paid and non-assessable (except as disclosed in the FBR Trust's then current prospectus and statement of additional information).

   d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the FBR Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the FBR Trust (with respect to the Acquired Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the FBR Trust (with respect to the Acquired Fund) is a party or by which it (with respect to the Acquired Fund) is bound.

   e) To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the FBR Trust on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act.

   f) The FBR Trust is registered with the SEC as an investment company, and to the knowledge of Counsel, no order has been issued or proceeding instituted to suspend such registration.

   g) To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the FBR Trust (with respect to the Acquired Fund) or any of its properties or assets attributable or allocable to the Acquired Fund and (b) the FBR Trust (with respect to the Acquired Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business.

      In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel,
(ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the FBR Trust, in each case reasonably acceptable to the FBR Trust.


                                  ARTICLE VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                        ACQUIRING FUND AND ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the FBR Trust's Trust Instrument and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

g) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

h) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

i) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

j) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

k) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

l) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                   ARTICLE IX

                                    EXPENSES



      9.1 MTB Investment Advisors, Inc ("MTBIA"), on behalf of the Acquiring Fund, and FBR Fund Advisers, Inc., on behalf of the Acquired Fund, or their respective affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's, as the case may be, participation in the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. Registration fees will be borne by the MTB Trust on an as-incurred basis.



                                    ARTICLE X

                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The MTB Trust, on behalf of the Acquiring Fund, and the FBR Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.


                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the MTB Trust and the FBR Trust. In addition, either the MTB Trust or the FBR Trust may at its option terminate this Agreement at or before the Closing Date due to:

d) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

e) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

f) a determination by a party's Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the FBR Trust or the MTB Trust, respectively, and notice given to the other party hereto.

      The failure of the Acquired Fund to consummate the transactions contemplated in this Agreement, or the FBR Maryland Tax-Free Portfolio to consummate the transaction in its Agreement and Plan of Reorganization with MTB Maryland Municipal Bond Fund, will not affect the consummation of the Reorganization with respect to the other Acquired Fund.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund, the MTB Trust, the FBR Trust, or their respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                 INDEMNIFICATION



      12.1 FBR Fund Advisers, Inc. and Friedman, Billings, Ramsey Group, Inc. (together, the "Indemnitors") agree to indemnify and hold harmless MTBIA and the Acquiring Fund from and against any and all claims, demands, liens, suits, causes of action, obligations, liabilities, damages, losses, shareholder dilution, fees, penalties, expenses (including reasonable attorneys' fees), fines, judgments, and orders resulting from or arising out of, and costs associated with, the matter described under -- "Fund Manager - Sub-Adviser" in the Fixed Income Prospectus dated February 28, 2005 of FBR Trust, as it may be further amended or supplemented.



                                  ARTICLE XIII

                                   AMENDMENTS

      13.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the FBR Trust and the MTB Trust as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                   ARTICLE XIV

              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the MTB Trust Trustees, shareholders, nominees, officers, agents or employees of the MTB Trust personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust Instrument of the MTB Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the MTB Trust and signed by authorized officers of the MTB Trust acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the MTB Trust's Trust Instrument.




      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    THE FBR FUNDS
                                    on behalf of its portfolio, FBR Virginia
                                    Tax-Free Portfolio

                                    Name: ______________________________
                                    Title:______________________________


                                    MTB GROUP OF FUNDS
                                    on behalf of its portfolio,
                                    MTB Maryland Virginia Bond Fund

                                    Name: ______________________________
                                    Title:______________________________


                                    MTB INVESTMENT ADVISORS, INC.,
                                    with respect to the agreement described
                                    in Article IX, Section 9.1 of the
                                    Agreement

                                    Name: ______________________________
                                    Title:______________________________

                                    FBR FUND ADVISERS, INC.,
                                    with respect to the agreements described in Article IX, Section 9.1 and Article XII, Section 12.1 of the Agreement

                                    Name: ______________________________
                                    Title:______________________________


                                    FRIEDMAN, BILLINGS, RAMSEY
                                    GROUP, INC.,
                                    with respect to the agreement described
                                    in Article XII, Section 12.1 of the
                                    Agreement

                                    Name: ______________________________
                                    Title:______________________________

                                    Exhibit C

[Logo of MTB Group of Funds]

www.mtbfunds.com
Managed by MTB Investment Advisors, Inc. -- www.mtbia.com
  November 7, 2005

CLASS A SHARES
MTB Maryland Municipal Bond Fund
MTB Virginia Municipal Bond Fund

[Logo of MTB Group of Funds]
Prospectus dated November 7, 2005
Introduction - Information Common to All Funds

Each portfolio (each, a Fund) of MTB Group of Funds (Trust) is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment advisor invests each Fund's assets in a way that the advisor believes will help a Fund achieve its goal. Still, investing in each Fund involves risk, and there is no guarantee that a Fund will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.
How to Read this Prospectus

MTB Group of Funds is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the MTB Maryland Municipal Bond Fund and the MTB Virginia Municipal Bond Fund (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

MTB Funds o Are NOT FDIC Insured o Have No Bank Guarantee o May Lose Value

Managed by MTB Investment Advisors, Inc.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:
Contents
Fund Goals, Strategies, Risks and Performance                        1

Bond Funds

Maryland Municipal Bond Fund            Symbol: ARMRX (Class A
                                               Shares);
Virginia  Municipal Bond Fund           Symbol: RSXIX (Class A
                                               Shares);
Principal Securities of the Funds

Other Investment Strategies


Specific Risks of Investing in
the Funds
How Are Shares Priced?

How to Purchase, Redeem, and Exchange Shares

Account and Share Information

Who Manages the Funds?

Portfolio Managers

Financial Highlights

How to Obtain More Information
About MTB Group of Funds
FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE

The Trust offers a total of 36 funds with various classes in separate prospectuses. Class A and Class B Shares have different expenses and other characteristics, allowing you to choose the class that suits your needs. You should consider the amount you want to invest, how long you plan to invest, how long you plan to have it invested, and whether you plan to make additional investments. This prospectus offers Class A Shares of the Fund. The Maryland Municipal Bond Fund offers B Shares in a separate prospectus.

The following pages describe the investment goals (objectives), strategies and principal risks of the Funds whose Class A Shares are offered by this prospectus. There can be no assurance that a Fund will achieve its goal. However, each Fund endeavors to do so by following the strategies and policies described in this prospectus.

The investment goal of each Fund may only be changed upon the approval of a majority of the outstanding Shares of the Fund which may be affected by the changes. Certain investment strategies may be changed without shareholder approval, although a Fund will provide shareholders with at least 60 days prior written notice of a change in its 80% investment policy.

Performance and Financial History of MTB Maryland Municipal Bond Fund

The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio, a portfolio of the ARK Funds pursuant to a reorganization (ARK Reorganization) which took place on August 22, 2003 (the Closing Date).

Prior to that date, MTB Maryland Municipal Bond Fund had no investment operations. Accordingly, the performance information provided in the prospectus for periods prior to the Closing Date is historical information for the ARK Maryland Tax-Free Portfolio. The ARK Maryland Tax-Free Portfolio was managed by Allied Investment Advisors, Inc. (AIA), which became a wholly-owned subsidiary of Manufacturers and Traders Trust Company (M&T Bank) on April 1, 2003, when M&T Bank Corporation acquired Allfirst Financial Inc., Allfirst Bank (AllFirst) and their affiliates. On August 22, 2003, the investment advisory operations of M&T Asset Management, a department of M&T Bank, which was the pre-Reorganization advisor to the Trust, were transferred to AIA (which was renamed MTB Investment Advisors, Inc.). Effective on that date, MTB Investment Advisors, Inc. (MTBIA) became the investment advisor to the Trust. The MTB Maryland Municipal Bond Fund has investment objectives and policies that are substantially similar to those of the ARK Maryland Tax-Free Portfolio, although MTB Maryland Municipal Bond Fund has different fee and expense arrangements than the ARK Maryland Tax-Free Portfolio.

Prior to August 15, 2003, MTB Group of Funds was known as Vision Group of Funds. Prior to August 11, 2000, Vision Group of Funds was known as Vision Group of Funds, Inc.

Performance

On the following pages is performance information for the MTB Maryland Municipal Bond Fund. This information gives you some indication of the risks of an investment in a Fund by comparing each Fund's performance with a broad measure of market performance. While past performance of a Fund does not necessarily predict future performance, the following information provides you with the historical performance information to assist you in analyzing how each Fund's investment risks may be balanced by their potential rewards. For more current performance information, call 800 836-2211. No performance for the Virginia Municipal Bond Fund is presented because Virginia Municipal Bond Fund is a newly-created Fund which has not yet commenced operations. Bar Charts

The bar chart represents the (historical) calendar year performance of Class A Shares of the MTB Maryland Municipal Bond Fund without reflecting the applicable sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of Class A Shares through the most recent calendar quarter, again, without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst calendar quarter performance for Class A Shares through the most recent calendar year. Average Annual Total Return Tables

Following the bar chart is a performance table showing the Average Annual Total Return for Class A Shares, of the Fund as compared to an appropriate broad-based securities market index for certain periods ended December 31, 2004. The Fund's total return figures reflect the maximum sales charge that could apply. The market indices are unmanaged and are not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in a Fund's performance. You cannot invest directly in an index. Risks Common to the Funds

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

MTB MARYLAND MUNICIPAL BOND FUND

Cusip: 55376T569             Symbol: ARMRX         (Class A Shares)

Goal

Current income exempt from federal regular income tax and Maryland state and local income taxes.
Strategy

Under normal circumstances, the Fund invests its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of Maryland and Maryland municipalities. The principal issuers of these securities are state and local governments and agencies located in Maryland, as well as the District of Columbia, Puerto Rico, and other U.S. territories and possessions. However, the income on these securities may be subject to the federal alternative minimum tax. The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund invests in investment grade municipal securities.

In selecting securities, the Fund's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.
Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
o Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
o Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
o Call Risks. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.
o Tax Risks. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
o Risks of Non-Diversification. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities.
o Maryland Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.
Performance Information

Risk/Return Bar Chart

The graphic presentation here displayed consists of a bar chart representing the annual total returns of Maryland Municipal Bond Fund's Class A Shares as of the calendar year-end for each of the last eight years.


The `x' axis reflects the "% Total Return" beginning with "-4%" and increasing in increments of 2% up to "12%".


The "y" axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2004. The light gray shaded areas features eight distinct horizontal bars, each highlighted in white, and each visually representing by length the total return percentages for the calendar year stated directly at its end. The calculated total return percentage for the Fund for each calendar year is stated directly above each respective bar, for the calendar years 1997 through 2004. The percentages noted are: 8.11%, 5.46%, (3.54)%, 10.02%, 4.49%, 8.34%, 4.45%,
3.46%.


The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Performance Over 8 Years


Best Quarter
4.24%
(12/31/00)

Worst Quarter
(2.11)%
(6/30/04)

The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-end basis.

The total returns displayed for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 1.83%.
Average Annual Total Return Table

The following table represents the Fund's Class A Shares Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 2004. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 10 Year Municipal Bond Index (LB10MB), Lehman Brothers 7 Year Municipal Bond Index (LB7MB), broad-based market indexes, and Lipper Other States Intermediate Municipal Debt Funds Average (LOSIMDFA). The LB10MB is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between eight and twelve years. The LB7MB is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between six and eight years. LOSIMDFA is a composite of mutual funds, designated by Lipper, Inc., with goals similar to the Fund's goals. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2004)
                                                                        Start of
                                       1 Year        5 Years      Performance(1)
Class A Shares
Return Before Taxes                   (1.17)%         5.16%            4.41%(3)


Return After Taxes on                 (1.23)%         5.15%            4.35%(3)
Distributions(2)

Return After Taxes on Distributions    0.59%          5.02%            4.34%(3)
and Sale of Fund Shares(2)
LB10MB                                 4.15%          7.04%             6.31%

LB7MB                                  3.15%          6.61%%            5.91%

LOSIMDFA                               2.35%           5.37             4.47%

  (1) The Fund's Class A Shares start of performance date was November 18, 1996.
  (2) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA and 401(k) plans.
  (3) The start of performance date was November 18, 1996. Class A Shares of the Fund were offered beginning January 2, 1997. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares. The Fund's Institutional I Shares, which are not offered by this prospectus, commenced operations on November 18, 1996. The Fund's Class A Shares annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

          Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares.
Shareholder Fees

Fees Paid Directly From Your Investment
                                                                 Class A

Maximum Sales Charge (Load) Imposed on                           4.50%
Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase                           None(1)
price or redemption proceeds, as applicable)

Redemption Fee (as a percentage of                               None
amount redeemed, if applicable)
Exchange Fee                                                     None

Annual Fund Operating Expenses


Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)
                                                                  Class A
Management Fee(2)                                                 0.70%

Distribution (12b-1) Fee(3)                                       0.25%

Shareholder Services Fee(4)                                       0.25%

Other Expenses(2)                                                 0.21%


Total Annual Fund Operating Expenses                              1.41%
(before fee waivers and expense reimbursements)

Contractual Fee Waivers and Reimbursements of Fund                0.56%
Expenses (2)
Total Anticipated Annual Fund Operating Expenses                  0.85%
(after contractual fee waivers and reimbursements)(5)

(1)
       For purchases over $1,000,000 or more, a 1%Contingent Deferred Sales
          Charge may be imposed if redeemed within 18 months of purchase where the purchase was made under an investment program where an investment professional received an advance payment on the transaction.

(2) The percentages shown are based on anticipated expenses for the entire fiscal year ending April 30, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and at any particular point, may be greater or less than the stated average percentage. The Advisor has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) and other fees (including the distribution (12b-1) and shareholder services fees) which it is otherwise entitled to receive and/or reimburse certain operating expenses of the Fund in order to limit the Fund's Class A Shares total operating expenses to not more than 0.85% of average daily net assets for the period through April 30, 2008. The management fee paid by the Fund (after the contractual waiver and an additional voluntary waiver of .02%) is expected to be 0.51% for the fiscal year ending April 30, 2006.

(3) A portion of the distribution (12b-1) fee for the Fund's Class A Shares has been contractually waived. The distribution (12b-1) fee paid by the Fund's Class A Shares (after the contractual waiver) is expected to be 0.11% for the fiscal year ending April 30, 2006.
(4) The shareholder services fee for the Fund's Class A Shares has been contractually waived. The shareholder services fee paid by the Fund's Class A Shares (after the contractual waiver) will be 0.00%, for the fiscal year ending April 30, 2006.
(5) The Total Actual Annual Fund Operating Expenses (after waivers) for the Fund's Class A Shares were 0.95% for the fiscal year ended April 30, 2005.
Example

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares operating expenses are shown in the table and remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Class A             1 Year          3 Years        5 Years         10 Years


Expenses assuming
redemptions          $533            $709           $1,024          $1,917
Expenses assuming    $533            $709           $1,024          $1,917
no redemption

MTB VIRGINIA MUNICIPAL BOND FUND
Cusip: 55376V796             Symbol: RSXIX         (Class A Shares)
Goal

Current income exempt from federal regular income tax and Virginia state and local income taxes.
Strategy

Under normal circumstances, the Fund invests its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the Commonwealth of Virginia and Virginia municipalities. The principal issuers of these securities are state and local governments and agencies located in Virginia, as well as the District of Columbia, Puerto Rico, and other U.S. territories and possessions. However, the income on these securities may be subject to the federal alternative minimum tax. The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund invests in investment grade municipal securities.

In selecting securities, the Fund's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.
Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

o Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
o Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
o Call Risks. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.
o Tax Risks. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
o Risks of Non-Diversification. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities.
o Virginia Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Virginia issuers. The economy of Virginia is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

Performance Information

A performance bar chart and total return information for the Fund will be provided after the Fund has commenced operations.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares.
Shareholder Fees

Fees Paid Directly From Your Investment
                                                                       Class A
Maximum Sales Charge (Load) Imposed on Purchases                        4.50%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption                    None(1)
proceeds, as applicable)

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage                     None
of offering price)

Redemption Fee (as a percentage of amount                                None
redeemed if applicable),

Exchange Fee                                                             None
Annual Fund Operating Expenses


Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)
                                                                         Class A
Management Fee(2)                                                         0.70%
Distribution (12b-1) Fee                                                  0.25%
Shareholder Services Fee(3)                                               0.25%
Other Expenses(2)                                                         1.24%
Total Annual Fund Operating Expenses (before fee waivers and              2.44%
expense reimbursements)
---------------------------------------------------------------
Contractual Fee Waivers and Reimbursements of Fund Expenses(2)            1.54%
---------------------------------------------------------------
---------------------------------------------------------------
Total Anticipated Annual Fund Operating Expenses (after 0.90% contractual fee waivers and reimbursements)(4)

     (1) For purchases over $1,000,000 or more, a 1% Contingent Deferred Sales Charge may be imposed if redeemed within 18 months of purchase where the purchase was made under an investment program where an investment professional received an advance payment on the transaction.

     (2) The percentages shown are based on anticipated expenses for the entire fiscal year ending April 30, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and at any particular point, may be greater or less than the stated average percentage. The Advisor has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) and other fees (including the distribution (12b-1) and shareholder services fees) which it is entitled to receive and/or reimburse certain operating expenses of the Fund in order to limit the Fund's Class A Shares total operating expenses to not more than 0.90% of average daily net assets for the period starting from the effective date of the reorganization through April 30, 2008. The management fee paid by the Fund (after the contractual waiver) is expected to be 0.00% for the fiscal year ending April 30, 2006.

     (3) The shareholder services fee for the Fund's Class A Shares has been contractually waived. The shareholder services fee paid by the Fund's Class A Shares (after the contractual waiver) will be 0.00% for the fiscal year ended April 30, 2006.

     (4) The advisor expects to contractually reimburse certain operating expenses of the Fund. Total other expenses paid by the Fund (after the contractual reimbursement) are expected to be 0.65% for the fiscal year ending April 30, 2006. Example

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be: Class A 1 Year 3 Years Expenses assuming $538 $724 redemption Expenses assuming $538 $724 no redemption Principal Securities of the Funds

The principal securities of each of the Funds listed below are marked with an "X".

                                        Maryland Municipal    Virginia Municipal
                                            Bond Fund                Bond Fund

Fixed Income Securities                         X                        X

Tax-Exempt Securities                            X                       X

General Obligation Bonds                         X                       X

Special Revenue Bonds                            X                       X

Tax Increment Financing Bonds                    X                       X

Municipal Notes                                  X                       X

Variable Rate Demand Instruments                X                        X
Principal Securities of the Funds

The following list is a description of the principal securities in which the Funds may invest. More information on the principal and acceptable investments of the Funds is contained in the Funds' Statement of Additional Information. Fixed Income Securities

Fixed income securities (bonds) pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which a Fund may invest.

Tax-Exempt Securities

Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Interest income on such securities may be subject to the federal alternative minimum tax
(AMT) for individuals and corporations.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Variable Rate Demand Instruments

Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.

Other Investment Strategies

Temporary Defensive Investments

The Funds may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. They may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.
Investment Ratings For Investment Grade Securities

The Advisor or sub-advisor will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor's or sub-advisor's credit assessment that the security is comparable to investment grade. Specific Risks of Investing in The Funds Interest Rate Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.
Call Risks

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Tax Risks

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by Maryland Municipal Bond Fund and Virginia Municipal Bond Fund to their shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Income from Maryland Municipal Bond Fund and Virginia Municipal Bond Fund may be subject to the alternative minimum tax (AMT).
Risks Of Non-Diversification

Maryland Municipal Bond Fund and Virginia Municipal Bond Fund are non-diversified. Compared to diversified mutual funds, each of these Funds may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases a Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on a Fund's Share price and performance. Maryland Investment Risks

Maryland Municipal Bond Fund emphasizes investments in Maryland and is more subject to events that may adversely affect Maryland issuers compared to funds that invest in multiple states.

Maryland's economy is relatively diversified across the service, trade and government sectors. The high proportion of federal government jobs, which contributes to high wealth levels, made the state vulnerable to the recession and concurrent federal downsizing in the early 1990's; however, Maryland's economic growth rate has improved and is nearing the national average. Virginia Investment Risks Since the Fund invests primarily in issuers from Virginia, the Fund may be subject to additional risks compared to funds that invest in multiple states. Virginia's credit strength is based on its substantial resources, conservative financial and budget management, strong demographics and broad based economy. Virginia's economy has strong ties to government and defense-related industries, as well as high technology industries, trade and tourism. Any downturn in these industries may adversely affect the economy of the state.
Fund Expenses
Pursuant to an SEC exemptive order, the Funds are permitted to invest in shares of MTB money market funds as a means of managing uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.
How Are Shares Priced?

The Trust offers seven classes of Shares: Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares, Institutional I Shares and Institutional II Shares. All Share classes have different sales charges and other expenses, which affect their performance. Each Share class represents interests in a single portfolio of securities. This prospectus relates only to Class A Shares. The differences between the classes relate to the timing and amount of asset-based sales charges and other expenses which an investor bears directly or indirectly as a shareholder. Contact your financial intermediary or call the MTB Group of Funds (MTB Funds) at 800-836-2211 for more information about Institutional Shares, Institutional I Shares, Institutional II Shares, Class B Shares, Class C Shares and Class S Shares.

The NAV of Shares of the Funds fluctuates and is generally based upon the market value of portfolio securities and other assets of the Fund. The NAV is determined at the end of regular trading of the NYSE, which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons (NYSE Close) on each day the NYSE is open. Fixed income securities are generally valued according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at time of purchase may be valued at amortized cost.

A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

To the extent any fund invests in other investment companies, the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Sales Charge When You Purchase Class A Shares

The Class A Shares of the Funds bear front-end sales charges. When the Funds receive your purchase request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge as is shown in the tables below.

Class A Shares of each Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

                                       Sales Charge as a      Sales Charge as a
                                     Percentage of Public       Percentage of
Purchase Amount                         Offering Price               NAV
Less than $100,000                           4.50%                  4.71%

$100,000 but less than $250,000              3.75%                  3.90%

$250,000 but less than $500,000              3.00%                  3.09%

$500,000 but less than $1 million            2.00%                  2.04%

$1 million or greater*                       0.00%                  0.00%

Class A Shares NAV Commission Payments

Your investment professional is entitled to receive an advanced commission payment on sales of $1 million or more of Class A Shares of the Funds as follows:
                                                              Advance Commission
                                                              as a Percentage of
Purchase Amount                                            Public Offering Price
$1 million - $2,999,999.99                                         0.75%

$3 million up to $4,999,999.99                                     0.50%

Over $5 million                                                    0.25%

The following reductions and eliminations of sales charges apply only to Class A Shares.

The sales charge at purchase may be reduced by:
o purchasing Shares in greater quantities to reduce the applicable sales charge (purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined);
o     combining concurrent purchases of Shares:
      - by you, your spouse, and your children under age 21; or
      - of the same share class of two or more MTB Funds (other than money market funds);
o accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or
o     signing a Letter of Intent (LOI) committing to purchase a certain dollar amount of the same class of Shares within a 13 month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the LOI, the custodian will release the Shares in escrow to your account. If you do not fulfill the LOI, the custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

The sales charge may be eliminated when you purchase Shares:
o by exchanging Shares from the same share class of another MTB Fund (other than a money market fund);
o through wrap accounts or other investment programs where you pay the investment professional directly for services;
o through investment professionals that receive no portion of the sales charge;
o as a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people) because there are nominal sales efforts associated with their purchases;
o as an employee of a dealer which has a selling group agreement with the Distributor and consents to such purchases;
o as holders of the FBR Funds who receive Class A Shares of the corresponding MTB Fund in connection with the Reorganization or in connection with future purchases of Class A Shares of the corresponding MTB Fund with respect to those accounts created in connection with the Reorganization; or
o     as an investor referred by any sub-advisor to the Funds.

If your investment qualifies for a reduction or elimination of the sales charge, you or your financial intermediary must notify the Fund's Distributor, Edgewood Services Inc., or MTB Funds Shareholder Services at time of purchase. If the Distributor or MTB Funds Shareholder Services is not notified at the time of purchase, you may receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Keep in mind that financial intermediaries may charge you additional fees for their services in connection with your Share transactions.
How to Purchase, Redeem, and Exchange Shares

When the NYSE is open for business, you may purchase, redeem, or exchange Shares by phone, mail, or wire through your financial intermediary or MTB Funds, subject to daily cutoff times. Your order will be processed at the next calculated NAV, plus any sales charges or less any CDSC as applicable, after your order request is received by the Fund or its designated agent in proper form. The NYSE is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. In addition to the scheduled NYSE holidays noted above, the Federal Reserve wire system is scheduled to be closed on the following days:
Columbus Day and Veterans' Day. The Funds do not issue share certificates and they reserve the right to reject any purchase request for any reason.
Through Your Financial Intermediary

Shareholders normally purchase Shares through investment professionals and different types of customer accounts at financial intermediaries. You should read this prospectus together with any agreements between you and your financial intermediary to learn about procedures to follow, the services provided, the fees charged for those services, required earlier cutoff times than shown in this prospectus, and any restrictions and limitations imposed. Directly With MTB Funds

By Phone
MTB Funds            800-836-2211

The Funds reserve the right to modify or terminate the phone redemption and exchange privileges at any time.

Shareholders will be notified prior to any modification or termination. Your phone instructions may be electronically recorded for your protection. Shareholders who purchase shares by phone or accept the phone redemption or exchange privilege authorize the Trust and its agents to act upon their telephonic instructions for any account for which they have authorized such services. Redeeming or exchanging Shares over the phone is convenient, but not without risk. Although the Funds have created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following phone instructions we reasonably believe to be genuine. If you transact with the Funds over the phone, you will generally bear the risk of any loss.

By Mail

MTB Group of Funds
P.O. Box 8477
Boston, MA 02266-8477

By Federal Reserve System Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number: 011000028
Attn: (MTB Fund Name)
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Further Credit To: (Account name and number)
Purchasing Shares

To purchase Shares of a Fund for the first time, complete and sign a new account application, selecting one of the Payment Methods below. Mail your application to MTB Funds to establish your new account.

Minimum Initial Investment Amount:                             $500
Minimum Subsequent Investment Amount:                          $25
Minimum Balance                                                $250

The minimum initial and subsequent investment amounts may be waived or lowered from time to time. An investor's minimum investment will be calculated by combining all accounts it maintains with the Funds provided the investor identifies its other Fund accounts at the time of investment. Employees of M&T Bank and its affiliates are exempt from the minimums stated above.
Accounts With Low Balances

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum account balance required.
Payment Methods

Payment may be made by check, Federal Reserve System wire, or Automated Clearing House (ACH). Where a Fund offers more than one Share class and you do not specify the class choice on your form of payment, you automatically will receive Class A Shares. Each payment must be accompanied by your name, the Fund's name and Share class, and your account number (if established).

By Check

Make your check payable to (Name of the Fund and Class of Shares) and mail it to MTB Funds along with your application. Current shareholders can purchase additional Shares by sending a check to MTB Funds accompanied by purchase instructions.

Purchase orders by mail are considered received after payment by check has been converted into federal funds. This is normally the next business day after the check is received. However, payment may be delayed up to seven business days to allow your purchase payment to clear.

The Funds do not accept cash, money orders, credit cards, travelers checks, counter checks, or third party checks (for example, checks made payable to a third party and endorsed over to MTB Funds or checks made payable to the MTB Funds by a party other than the shareholder of record).

By Federal Reserve System Wire

Once your account is established, ask your bank to wire money to the Fund's custodian bank, accompanied by purchase instructions. For additional purchases, wire your money with instructions. Wire orders will only be accepted on days on which the Funds, M&T Bank, and the Federal Reserve wire system are open for business. Some financial institutions may charge a fee for wire services. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund purchases and what it means to you. The Funds are not responsible for delays in the receipt of wires.

                        Your Purchase                                 Your Purchase
                          Request in                                   Request in
                        Proper Order/                               Proper Order and
                        Federal Funds                                 Federal Funds
                       Received Before:                              Received After:
FUND TYPE               (Eastern time)          Results in:          (Eastern time)       Results in:
                                                                                          Receive next
                                                Receive that day's                        calculated
 Bond                     NYSE Close            closing NAV            NYSE Close             NAV

By ACH

Once your account is established, transfer money via ACH from your checking or NOW deposit account to your Fund account. Since ACH transfers overnight, you will not begin earning dividends until the next business day.

Systematic Investment Program

Once you have opened a Fund account, you can add to your investment on a regular basis in amounts of $25 or more through automatic deductions from your checking or NOW deposit account. To sign up for this program, please call MTB Funds for an application.

Employees of M&T Bank and its affiliates are not subject to a minimum investment amount.
Redeeming Shares

To redeem shares you must provide us with your name, the Fund's name and Share class, your account number, the number of shares or dollar amount you wish to redeem, and your choice of Payment Option. If you do not specify a Payment Option, a check will be mailed to you at your address of record. Redemption requests for Shares held through an IRA account must be made by mail and not by phone.

By Phone

Call MTB Funds. You are automatically eligible to make phone redemptions unless you decline the privilege at the time you open your account. It is recommended that you provide the necessary information for the phone redemption option on your initial application. If you do not do this and later wish to take advantage of the phone redemption privilege, call MTB Funds for authorization forms.

By Mail

Send your written request to MTB Funds.
Payment Options

You may receive your redemption proceeds by check, Federal Reserve System wire, or ACH transfer to your designated bank account.

By Check

Normally, a check for redemption proceeds is mailed within one business day after your redemption order is received, but in no event more than seven business days after receipt of a proper redemption request.

By Federal Reserve System Wire

Wire transfers of redemption proceeds can only be made on days on which the Federal Reserve wire system, M&T Bank, and the Funds are open for business. Certain financial institutions may charge a fee for the receipt of wire transfers. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund redemptions by wire and what it means to you.

                     Your Redemption                              Your Redemption
                        Request in                                  Request in
                       Proper Order                                Proper Order
                     Received Before:                             Received After:
FUND TYPE/NAME        (Eastern time)         Results in:          (Eastern time)       Results in:
                                         Receive that day's                           Receive next
                                             closing NAV                             calculated NAV
Bond                    NYSE Close          Next day wire           NYSE Close         Second day
                                                                                          wire

By ACH

You may have redemption proceeds sent directly to your checking or NOW deposit account via ACH transfer from the Fund. If you place your order by 3:00 p.m. (Eastern time), you will receive that day's closing NAV and any dividends earned that day. Since ACH transfers are processed overnight, you will not receive redemption proceeds until the second business day.

Systematic Withdrawal Program

You may automatically redeem Shares in a minimum amount of $50 on a regular basis. Your account must be worth at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program. For more information and an application form for this program call MTB Funds.
Additional Conditions

Signature Guarantees

You must have a signature guarantee (STAMP 2000 Medallion Guarantee) on written redemption requests: o when you are requesting a redemption of $50,000 or more;
o when you want a redemption to be sent to an address other than the one you have on record with the Fund; or
o when you want the redemption payable to someone other than the shareholder of record.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker-dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds

Redemption proceeds are normally transmitted within one business day (or sooner, as described under "Payment Options") after receiving a request in proper form. However, payment may be delayed up to seven days: o to allow your purchase payment to clear; o during periods of market volatility; or o when a shareholder's trade activity or amount adversely impacts a
      Fund's ability to manage its assets.
Redemption In Kind

Although the Funds intend to pay Share redemptions in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
Redemption From Retirement Accounts

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts. Exchanging Shares

You may exchange Shares of a Fund for the same Share class of another MTB Fund. All exchange requests must include your name and account number, the Fund's name and Share class, the number of shares or dollar amount you wish to exchange and the name of the Fund into which the exchange is to be made.

In order to exchange Shares you must submit your request in proper form and: o meet the minimum initial investment requirements (if the exchange results in the establishment of a new account);
o establish an account in the Fund you want to acquire if you do not have an account in that Fund;
o ensure that the account registrations are identical; o receive a prospectus for the Fund into which you wish to exchange; and o only exchange into a Fund that may be legally sold in your state of residence.

An exchange is treated as a redemption and subsequent purchase and is a taxable transaction. The Funds may modify or terminate the exchange privilege at any time, and shareholders will be notified prior to any modification or termination.
Class A Share Exchanges

Exchanges at NAV

If you exchange between Funds with different sales charges, the exchange will be made at NAV. However, you would pay applicable sales charges when exchanging Shares from one of the Money Market Funds into one of the Bond, Balanced, or Stock Funds.





If as a holder of the FBR Funds, you receive in the Reorganization (or subsequently purchase) Class A Shares of the corresponding MTB Fund without paying a sales charge in the circumstances described under "How are Shares Priced- Sales Charge When You Purchase Class A Shares", you may exchange such Shares into Shares of any other MTB Fund at NAV. In order to exchange Class A Shares of an MTB Fund other than MTB Maryland Municipal Bond Fund or MTB Virginia Municipal Bond Fund (as the case may be) without paying a sales charge (where a sales charge would otherwise be imposed), you or your financial intermediary must notify Edgewood or MTB Funds Shareholder Services at the time of the exchange.




If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains), you will not have to pay the sales charge again upon exchange. This is true even if you exchange out of a Fund with a sales charge, then into a Fund without a sales charge and back into a Fund with a sales charge.

Exchanges Subject to a Sales Charge

If you purchased into a Fund without a sales charge, and exchange into a Fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, the sales charge will not be applied to any Shares that you acquired through reinvestment of dividends and capital gains. Dividends of the Class A Shares of the Money Market Funds can be reinvested into Class A Shares of any other MTB Fund at NAV at time of payment.

By Phone

To request an exchange, and for additional information about the exchange privilege, call MTB Funds. Below is a chart that shows the cutoff time for processing Fund exchanges and what it means to you.

                      Your Exchange                             Your Exchange
                        Request in                               Request in
                       Proper Order                             Proper Order
                     Received Before:                          Received After:
FUND TYPE             (Eastern time)        Results in:        (Eastern time)       Results in:
     All Funds          NYSE Close       Same day exchange       NYSE Close          Next day
                                                                                     exchange

You will not receive a dividend from the Fund into which you are exchanging on the date of the exchange.

You will automatically be eligible for phone exchanges, unless you decline this privilege at the time you open your account. It is recommended that you provide the necessary information for the phone exchange option on your initial application. If you do not do this and later wish to take advantage of the privilege, call MTB Funds for authorization forms.

By Mail

Send your written request to MTB Funds.

Systematic Exchange Program

You may exchange Shares from one Fund into the same share class of another Fund on a monthly, quarterly or annual basis. Exchanges must be at least $25 and are subject to limitations as described above. For more information and an application form for this Program, call MTB Funds.
Frequent Trading Policies

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV.

The Funds' Board has approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Funds' Shares. The Funds' fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "How are Shares Priced?" The Funds also monitor trading in Shares in an effort to identify disruptive trading activity. The Funds monitor trades into and out of the Funds within a period of 30 days or less, where both the purchase and sale are at least $100,000. The Funds may also monitor trades into and out of the Funds over periods longer than 30 days. Whether or not the specific monitoring limits are exceeded, the Funds' management or Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The Funds' management and Adviser may also take action to suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the Funds define their limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of a Fund's portfolio and its performance. Also, it is possible that frequent trading may occur in the Funds without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the Funds' ability to monitor and restrict frequent trading.

The Funds' objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through financial intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases. For example, while the Funds will seek the cooperation of financial intermediaries to enforce the Funds' policies on frequent trading, certain intermediaries may be unwilling or unable to implement such policies. Therefore, the Funds may be unable to uniformly monitor and restrict trading activity through such intermediaries. Also, because certain of the Funds are sold to participant-directed employee benefit plans, and there may be regulatory constraints on the plans' ability to limit trading by the individual participants, the Funds may not be able to effectively monitor or restrict trading by these participants.

The Adviser will provide to the Funds' Board a quarterly report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto.
Account And Share Information
Corporate Resolutions

Corporations and certain other organizations may be required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organization.
Confirmations And Account Statements

You will receive confirmation of purchases, redemptions and exchanges (except systematic transactions). Shareholders also will receive quarterly statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
Retirement Investments

Shares of the Funds can be purchased as an investment for retirement plans or IRA accounts. You may be subject to an annual IRA account fee. Maryland Municipal Bond Fund and Virginia Municipal Bond Fund are generally not appropriate for retirement plans or IRA accounts. For further details, contact MTB Funds and consult a tax advisor.
Distribution of Fund Shares

Edgewood Services, Inc. (Distributor), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Funds offered by this Prospectus. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

The Fund's Distributor markets the Shares described in this prospectus to institutions or individuals, directly or through a financial intermediary that has an agreement with the Distributor. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to financial intermediaries for marketing and servicing Shares. Financial intermediaries include the Advisor and its affiliates. You should consult your financial intermediary to determine what types of compensation it may receive for selling Fund shares.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other sources available to it, including amounts made available by the Distributor's affiliate (Federated Services Company), and the Advisor and its affiliates out of their reasonable profits and other resources. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.
Rule 12b-1 Plans

The Funds have adopted a Rule 12b-1 Plan on behalf of Class A Shares, which allows them to pay distribution fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of up to 0.25% of the average daily net assets of the Funds for Class A Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. These fees may be paid to the Distributor, the Advisor and their affiliates. The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time in their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
Shareholder Services

The Funds have adopted a Shareholder Services Plan on behalf of Class A Shares, which is administered by Federated Services Company to pay service fees to financial intermediaries (which may include the Distributor, the Advisor or their affiliates). M&T Securities, Inc. (M&T Securities) and other financial intermediaries are entitled to receive a shareholder services fee for acting as shareholder servicing agent for the Funds, providing shareholder assistance, communicating or facilitating purchases and redemptions of Shares, and distributing prospectuses and other information. Additional Payments to Financial Intermediaries

The Distributor and its affiliates (including Federated Services Company) may pay out of their own reasonable resources and profits amounts (including items of material value) to certain financial intermediaries (which may include the Advisor and its affiliates) to support the sale of Shares or provide services to Fund shareholders. The Advisor and its affiliates may pay out of their own reasonable resources and profits amounts (including items of material value) to certain financial intermediaries (including the Distributor and Federated Services Company) to support the sale of Shares or provide services to the Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fee arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.
Dividends and Capital Gains
                                                             DIVIDENDS DECLARED/
FUND                                                            DIVIDENDS PAID
Maryland Municipal Bond Fund, Virginia Municipal
Bond Fund                                                       Daily/Monthly

Only shareholders of a Fund on the record date are entitled to receive payments of dividends and/or capital gains.

In addition, each Fund intends to pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend (other than a Fund that declares dividends daily) or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain.
Tax Information

The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Tax information will be mailed to you on or before January 31 each year. Capital gains distributions are taxable at different rates depending upon the length of time a Fund holds its assets.

The Funds' distributions are expected to be as follows:
                                                      DISTRIBUTIONS ARE EXPECTED
FUND                                                        TO BE PRIMARILY:
Maryland Municipal Bond Fund, Virginia Municipal
Bond Fund                                                      Dividends

It is anticipated that distributions for Maryland Municipal Bond Fund and Virginia Municipal Bond Fund will be primarily dividends that are exempt from federal income tax, although a portion of each Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the dividends of the Maryland Municipal Bond Fund and Virginia Municipal Bond Fund will be exempt, respectively, from Maryland or Virginia state personal income tax to the extent that they are derived from interest on obligations exempt from Maryland or Virginia personal income taxes, respectively.

Redemptions and exchanges are taxable sales. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Please consult your tax advisor regarding your federal, state, and local tax liability. Portfolio Holdings Information

Information concerning each Fund's portfolio holdings is available in the "Funds & Performance" section of the MTB Group of Funds website at www.mtbfunds.com. A complete listing of each Fund's portfolio holdings as of the end of each month is posted on the website approximately 60 days after the end of the month and remains there until it is replaced with information for the next month. You may access this from the "Funds & Performance" page: click on "Fund Holdings," choose from the menu of "Equity Fund Holdings," "Fixed Income Holdings," or "Money Market Fund Holdings," and select the name of the Fund from the appropriate menu.

Summary portfolio composition information as of the close of each quarter is posted on the website approximately 30 days after the end of the quarter and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change:
o     identification of the Fund's top ten holdings;
o percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

You may access this from the "Funds & Performance" page: click on "Class A Funds Quarterly Fact Sheets" or "Institutional Funds Quarterly Fact Sheets," and select the appropriate link opposite the name of the Fund. You may also access a complete set of these monthly/quarterly fact sheets by clicking on "Prospectus and Fund Guide" and selecting "Retail Fund Guide."

In addition, each Fund's annual and semiannual reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. You may access this from the "Funds & Performance" page: click on "Prospectus & Fund Guide" and select the desired report from the following options: "Semi-Annual Report Money Market Funds," "Semi-Annual Report Fluctuating Funds" or "Annual Report." Each Fund prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. Each of these fiscal quarter reports containing complete listings of the Fund's portfolio holdings is filed with the SEC within 60 days of the end of the reporting period at the SEC's website at www.sec.gov and is posted on the Funds' website at www.mtbfunds.com.
Who Manages The Funds?

The Board of Trustees (the Board) governs the Funds. The Board selects and oversees the Advisor, MTB Investment Advisors, Inc. ("MTBIA"), a subsidiary of M&T Bank. The Advisor manages each Fund's assets, including buying and selling portfolio securities. The Advisor's address is 100 E. Pratt Street, 17th Floor, Baltimore, MD 21202.

M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1969. M&T Bank was founded in 1892 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York State, Pennsylvania, Maryland and parts of Virginia, West Virginia, the District of Columbia and Delaware. As of June 30, 2005, M&T Bank Corporation had over $54.5 billion in assets. MTBIA and entities affiliated with MTBIA or its predecessors have served as investment advisor to MTB Funds since 1988 and, as of June 30, 2005, it managed approximately $11.1 billion in assets. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

For its services under an Advisory Contract, the Advisor receives an annual Advisory Fee from each Fund, equal to a percentage of each Fund's average daily net assets as follows:
FUND                                                              ADVISORY FEE

Maryland Municipal Bond Fund                                          0.70%

Virginia Municipal Bond Fund                                          0.70%


The Advisor may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

In addition to the investment management services provided by MTBIA, MTBIA's affiliate M&T Securities, Inc. also provides administrative services to the Funds and is entitled to receive a maximum fee of 0.04% of the Funds' average daily net assets for such administrative services. M&T Securities, Inc. and its affiliates also may receive up to 0.25% of the Funds' average daily net assets for shareholder services under the Shareholder Services Plan described in "Shareholder Services" and up to 0.25% of average daily net assets of the Funds' Class A Shares for distribution services provided to the Funds under the Rule 12b-1 Plan described in "Rule 12b-1 Plan."

A discussion of the Board's review of the Funds' investment advisory contracts is available in the Funds' Annual Shareholder reports dated April 30, 2005. Sub-Advisors

The Advisor (subject to the approval of the Board) may select and replace sub-advisors and amend Sub-Advisory agreements between the Advisor and the sub-advisors without obtaining shareholder approval. The foregoing applies to all Funds except the three Managed Allocation Funds.

Portfolio Managers
FUND                                                 MANAGER(S)
Maryland Municipal Bond Fund                Susan L. Schnaars, CFA, CPA
Virginia Municipal Bond Fund                Susan L. Schnaars, CFA, CPA
Portfolio Manager Biographies




Susan L. Schnaars, CFA, CPA, is responsible for managing several large institutional accounts, in addition to her portfolio management duties. She has been a Vice President and Portfolio Manager of MTBIA (formerly, Allied Investment Advisors, Inc.) since 1996 and a Vice President of M&T Bank since April 1, 2003. She was a Portfolio Manager of Allfirst Bank from 1992 until its acquisition by M&T Bank in April 2003. Ms. Schnaars is a CFA Charterholder and a Certified Public Accountant, and has more than 16 years of experience in the investment industry. She earned her B.S. and M.S. from Drexel University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Funds.

Financial Highlights

The following financial highlights are intended to help you understand the financial performance of MTB Maryland Municipal Bond Fund's Class A Shares for the past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and capital gains.

MTB Maryland Municipal Bond Fund acquired ARK Maryland Tax-Free Portfolio in a tax-free reorganization on August 22, 2003. The following financial information incorporates the operations prior to August 22, 2003. The financial information for the ARK Maryland Tax-Free Portfolio for the periods prior to August 22, 2003 has been audited by KPMG LLP. The information for the MTB Maryland Municipal Bond Fund for the periods beginning August 22, 2004 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the MTB Maryland Municipal Bond Fund's audited financial statements, is included in the April 30, 2005 Annual Report of the Trust.


Financial highlights for MTB Virginia Municipal Bond are not included in this Prospectus because the Fund is a newly-created Fund which has not yet commenced operations.


Prior to August 15, 2003, MTB Group of Funds was known as Vision Group of Funds. Prior to August 11, 2000, Vision Group of Funds was known as Vision Group of Funds, Inc.


MTB Group of Funds Financial Highlights
(For a share outstanding throughout each period)





         Net Asset       Net                                     Distributions Distributions   Total         Net Asset    Total
 Year      Value,     Investment    Net Realized                   from Net        from Net   Distributions  Value, end  Return (a)
 Ended   beginning     Income      and Unrealized   Total from    Investment       Realized                  of period
April    of period                 Gain (Loss) on   Investment      Income         Gain on
  30,                              Investments     Operations                   Investments

Maryland Municipal Bond Fund
Class A Shares

2001        $9.48       0.43        0.42                0.85      (0.43)          --          (0.43)         $9.90          9.09%
2002        $9.90       0.42        0.18                0.60      (0.42)          --          (0.42)        $10.08          6.13%
2003       $10.08       0.40        0.34                0.74      (0.40)          --          (0.40)        $10.42          7.47%
2004       $10.42       0.39       (0.21)               0.18      (0.39)          --          (0.39)        $10.21          1.74%
2005       $10.21       0.39        0.15                0.54      (0.39)         (0.04)       (0.43)        $10.32          5.40%


(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

Ratios to Average Net Assets

                                     Expense           Net Assets,
                      Net            Waiver/               end         Portfolio
                   Investment   Reimbursement (b)       of period       Turnover
  Expenses           Income                           (000 omitted)       Rate
   0.94%             4.38%            0.36%              $24,671          29%
   0.94%             4.16%            0.37%              $26,666           9%
   1.02%             3.89%            0.36%              $25,233          18%
   1.01%             3.84%            0.39%              $20,948          17%
   0.95%             3.82%            0.49%              $19,639          13%



      (b)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown.

HOW TO OBTAIN MORE INFORMATION ABOUT MTB GROUP OF FUNDS




A Statement of Additional Information (SAI) dated November 7, 2005, is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the SAIs and in the Annual and Semi-Annual Reports to shareholders of the MTB Group of Funds as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain the SAI, the Annual and Semi-Annual Reports (when available) and other information without charge, and make inquiries, call 800 836-2211.


These documents, as well as additional information about the Funds (include portfolio holdings, performance and distributions) are available on MTB's website at www.mtbfunds.com.
To Obtain More Information:

Phone: Call 1-800-836-2211

Web: www.mtbfunds.com

Automated price, yield, and performance
information--24 hours a day, 7 days a week:
Call 1-800-836-2211

SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about MTB Group of Funds, from the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 202 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by
(1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or (2) sending an electronic request to publicinfo@sec.gov.

Cusip 55376T569

Investment Advisor

MTB Investment Advisors, Inc.
100 E. Pratt Street
17th Floor
Baltimore, MD 21202

www.mtbia.com
Distributor

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829
Co-Administrator

M&T Securities, Inc.
One M&T Plaza
Buffalo, NY 14203
Co-Administrator

Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
2 Heritage Drive North
Quincy, MA 02171
Custodian and Fund Accountant

State Street Corporation
P.O. Box 8609
Boston, MA 02266-8609
Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

SEC File No. 811-5514

33270 (12/05)

We are pleased to send you this Prospectus for Class A Shares of MTB Group of Funds. The prospectus contains important information about your investments in MTB Group of Funds.
Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.

1-800-836-2211 / mtbfunds.com

MTB FUNDS
100 E. PRATT ST. (15th FLOOR)
BALTIMORE, MD 21202

www.mtbia.com

MTB-PRO-001-0805

                                                                       Exhibit D



Management's Discussion of Fund Performance - MTB Maryland Municipal Bond Fund

                                 April 30, 2005

As expected, the Federal Reserve Board (Fed) began raising the federal funds target rate in June of 2004 and as a result, short-term municipal yields have risen 130 basis points. Short-duration* securities have generated a total retun of less than 2% over the past year. Conversely, yields on longer-term securities have fallen approximately 50 basis points since this point last year, after rising last spring just prior to the Fed's initial action. The yield on ten-year municipal bonds fell 25 basis points to end the period at 3.68%, while the yield on thirty-year bonds fell 50 basis points to 4.41%, resulting in increasing bond prices and total returns of 6.75% for 10-year municipal bonds and almost 11% for 30-year securities. The yield curve has continued to flatten (178 basis points), with little change in the yield on securities with 5-7 year maturities, whose return was roughly the coupon generated from the assets.

The state of Maryland's general obligation bonds continue to be rated in the highest rating category (Aaa/AAA) by all three rating agencies. The Fund's overall credit quality is Aa2. This slightly lower quality bias was a contributing factor to the Fund's strong outperformance for the past year. Early in the year the portfolio's exposure to discount securities in longer maturities and high coupon, short-duration securities also boosted performance as the yield curve flattened. More recently, we have reduced our holdings in discount securities in favor of securities with maturities in the 10-20 year range that are being priced to their shorter call dates.

*Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter duration.

Income generated by this Fund may be subject to the federal alternative minimum tax.


      STATEMENT OF ADDITIONAL INFORMATION
January __, 2006


Acquisition of the Assets of

FBR MARYLAND TAX-FREE PORTFOLIO
a mutual fund series of The FBR Funds

1001 Nineteenth Street North
Arlington, Virginia 22209
1-888-888-0025

By and in exchange for Class A Shares of

MTB MARYLAND MUNICIPAL BOND FUND
a mutual fund series of MTB Group of  Funds

5800 Corporate Drive
Pittsburgh, PA 15237-7010
Telephone No:  1-800-836-2211
Acquisition of the Assets and Liabilities of

FBR VIRGINIA TAX-FREE PORTFOLIO
a mutual fund series of FBR Funds

1001 Nineteenth Street North
Arlington, Virginia 22209
1-888-888-0025

By and in exchange for Class A Shares of

MTB VIRGINIA MUNICIPAL BOND FUND
a mutual fund series of MTB Group of Funds

5800 Corporate Drive
Pittsburgh, PA 15237-7010
Telephone No:  1-800-836-2211

This Statement of Additional Information, dated January __, 2006, is not a prospectus. A Proxy Statement and Prospectus, dated January __, 2006, related to the above-referenced matter may be obtained from MTB Group of Funds at 5800 Corporate Drive, Pittsburgh, PA 15237-7010. This Statement of Additional Information should be read in conjunction with such Proxy Statement and Prospectus.

TABLE OF CONTENTS

1. Statement of Additional Information of MTB Maryland Municipal Bond Fund and MTB Virginia Municipal Bond Fund, mutual fund series of MTB Group of Funds, dated November 7, 2005.

2. Statement of Additional Information of FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio, mutual fund series of The FBR Funds, dated February 28, 2005.

3. Audited Financial Statements of MTB Maryland Municipal Bond Fund, a series of MTB Group of Funds, dated April 30, 2005.

4. Unaudited Financial Statements of MTB Maryland Municipal Bond Fund, a mutual fund series of MTB Group of Funds, dated October 31, 2005.

5. Audited Financial Statements of FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio, mutual fund series of The FBR Funds, dated October 31, 2005.

6. Pro Forma Financial Information for the acquisition of FBR Maryland Tax-Free Portfolio by MTB Maryland Municipal Bond Fund and the acquisition of FBR Virginia Tax-Free Portfolio by MTB Virginia Municipal Bond Fund, as of April 30, 2005 and October 31, 2005.





INFORMATION INCORPORATED BY REFERENCE


1. Statement of Additional Information of MTB Maryland Municipal Bond Fund and MTB Virginia Municipal Bond Fund, mutual fund series of MTB Group of Funds, dated November 7, 2005.

     The Statement of Additional Information of MTB Maryland Municipal Bond Fund and MTB Virginia Municipal Bond Fund, mutual fund series of MTB Group of Funds, is incorporated by reference to Post-Effective Amendment No. 66 on Form N-1A, which was filed with the Securities and Exchange Commission on or about October 7, 2005.

2. Statement of Additional Information of FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio, mutual fund series of The FBR Funds, dated February 28, 2005.

     The Statement of Additional Information of FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio, mutual fund series of The FBR Funds, is incorporated by reference to Post-Effective Amendment No. 3 on Form N-1A, which was filed with the Securities and Exchange Commission on or about February 25, 2005.

3. Financial Statements of MTB Maryland Municipal Bond Fund, a series of MTB Group of Funds, dated April 30, 2005.

     The audited financial statements of MTB Maryland Municipal Bond Fund, a mutual fund series of MTB Group of Funds, dated April 30, 2005, including the Ernst & Young LLP Independent Registered Public Accounting Firm's Report dated June 10, 2005 related thereto, are incorporated by reference to the Annual Report to Shareholders of MTB Group of Funds that was filed with the Securities and Exchange Commission on Form N-CSR on or about June 29, 2005.

4. Unaudited Financial Statements of MTB Maryland Municipal Bond Fund, a mutual fund series of MTB Group of Funds, dated October 31, 2005. The unaudited financial statements of MTB Maryland Municipal Bond Fund, a mutual fund series of MTB Group of Funds dated October 31, 2005, are incorporated by reference to the Semi-Annual Report to Shareholders of the MTB Group of Funds which will be filed with the Securities and Exchange Commission on Form N-CSRS on or about January __, 2006.

5. Financial Statements of FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio, mutual fund series of The FBR Funds, dated October 31, 2005.

     The audited financial statements of FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio, mutual fund series of The FBR Funds, dated October 31, 2005, including the Tait Weller Independent Registered Public Accounting Firm's Report dated December 2, 2005 related thereto, are incorporated by reference to the Annual Report to Shareholders of The FBR Funds, which will be filed with the Securities and Exchange Commission on Form N-CSR on or about January __, 2006.

6. The Pro Forma Financial Information for the acquisitions described in the Table of Contents, dated April 30, 2005 and October 31, 2005, is included herein.



INTRODUCTION
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of MTB Maryland Municipal Bond Fund and FBR Maryland Tax-Free Portfolio (individually referred to as the "Fund," or collectively as the "Funds"), for the year ended April 30, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at April 30, 2005.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of FBR Maryland Tax-Free Portfolio for Class A Shares of MTB Maryland Municipal Bond Fund. Under generally accepted accounting principles, MTB Maryland Municipal Bond Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangements for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

MTB Maryland Municipal Bond Fund
 FBR Maryland Tax-Free Portfolio
 Pro Forma Combining Portfolios of Investments
 April 30, 2005 (unaudited)

MTB              FBR                                                                          MTB            FBR
 Maryland        Maryland       Pro Forma                                                     Maryland       Maryland     Pro Forma
 Municipal       Tax-Free       Combined                                                      Municipal      Tax-Free      Combined
Bond Fund       Portfolio                                                                     Bond Fund      Portfolio
--------------------------------------------                                                  -------------------------------------

 Principal                                                                                    Value
Amount
 MUNICIPAL BONDS - 98.8%(1)

------------------------------------------------------------------------------------------------------------------------------------
 District of Columbia - 0.7%
$1,000,000      $-            $1,000,000  Washington, DC, Metro Area Transit Authority,     $1,103,850     $-           $1,103,850
                                          Refunding Revenue Bonds, 5.00% (MBIA Insurance
                                          Corp. INS)/(Original Issue Yield: 3.55%),
                                          1/1/2012
 Maryland - 93.5%
                95,000        95,000      Anne Arundel County, MD, GO, 4.125%, 3/1/2019     -              96,106        96,106
1,000,000       -             1,000,000   Anne Arundel County, MD, GO UT, 5.00% (Original   1,087,000      -             1,087,000
                                          Issue Yield: 3.86%), 3/1/2016
2,000,000       -             2,000,000   Anne Arundel County, MD, GO, 6.00%, 9/1/2006      2,085,460      -             2,085,460
-               1,230,000     1,230,000   Anne Arundel County, MD, PCR Baltimore Gas and    -              1,273,111     1,273,111
                                          Electric Co. Project,  6.0%, 4/1/2024
2,200,000       -             2,200,000   Anne Arundel County, MD, Refunding Revenue Bonds  2,358,642      -             2,358,642
                                          National Business Park Project, 5.125%, 7/1/2028
-               500,000       500,000     Anne Arundel County Solid Waste Project GO,       -              519,175       519,175
                                          5.50%, 9/1/2015
-               725,000       725,000     Anne Arundel County Water and Sewer GO, 6.20%,    -              738,847       738,847
                                          Pre-refunded 8/1/2005
-               335,000       335,000     Baltimore County, GO, 5.00%  6/1/2019             -              362,503       362,503
2,910,000       -             2,910,000   Baltimore County, MD, Convention Center,          3,165,207      -             3,165,207
                                          Refunding Revenue Bonds, 5.375% (MBIA Insurance
                                          Corp. INS), 9/1/2011
-               700,000       700,000     Baltimore County, MD, Metropolitan District, GO,  -              727,566       727,566
                                          5.50%, Pre-refunded 6/1/2006
1,000,000                     1,000,000   Baltimore County, MD, Port Facility, Refunding    1,077,600      -             1,077,600
                                          Revenue Bonds, 6.50%, 10/1/2011
-               400,000       400,000     Baltimore County, MD Port Facility Revenue,       -              410,464       410,464
                                          6.50%, 12/1/2010
-               1,000,000     1,000,000   Baltimore, MD Public Improvement, Series A,       -              1,059,000     1,059,000
                                          5.50% Pre-refunded 10/15/2006
-               500,000       500,000     Baltimore, MD GO, Series C, 5.50%, 10/15/2015     -              580,210       580,210
-               100,000       100,000     Baltimore, MD School Board Commissioners, Series  -              108,347       108,347
                                          A, 5.00%, 5/1/2018
-               500,000       500,000     Baltimore, MD Wastewater Project, Series A,       -              593,350       593,350
                                          6.00%, 7/1/2015
-               500,000       500,000     Baltimore, MD Wastewater Project, Series A,       -              523,275       523,275
                                          5.125%, 7/1/2042
775,000         -             775,000     Baltimore, MD Water Projects, Revenue Bonds       873,797        -             873,797
                                          (Series A), 5.375% (FGIC INS), 7/1/2015
3,000,000       -             3,000,000   Baltimore, MD, Refunding Revenue Bonds, (Series   3,379,380      -             3,379,380
                                          A), 5.75% (FSA INS)/(Original Issue Yield:
                                          5.80%), 7/1/2030, Pre-refunded 7/1/2010
1,000,000       -             1,000,000   Baltimore, MD, Refunding Revenue Bonds, 5.25%     1,128,230      -             1,128,230
                                          (FGIC INS), 7/1/2017
2,500,000       -             2,500,000   Calvert County, MD, Pollution Control, 5.55%      2,555,700      -             2,555,700
                                          (Baltimore Gas & Electric Co.)/(MBIA Insurance
                                          Corp. INS), 7/15/2014
2,000,000       -             2,000,000   Carroll County, MD, Revenue Bonds, 5.375%         2,136,040      -             2,136,040
                                          (Fairhaven, Inc./Copper Ridge, Inc.)/(Radian
                                          Asset Assurance INS), 1/1/2016
1,000,000       -             1,000,000   Frederick County, MD, Revenue Bonds, 5.75%        1,053,110      -             1,053,110
                                          (Original Issue Yield: 5.88%), 9/1/2025
1,000,000       -             1,000,000   Frederick County, MD, Revenue Bonds, 5.90%        998,070        -             998,070
                                          (Original Issue Yield: 5.95%), 1/1/2017
-               300,000       300,000     Frederick County Public Facilities GO, 5.25%,     -              325,041       325,041
                                          7/1/2017
1,895,000       -             1,895,000   Harford County, MD, GO UT, 5.50%, 12/1/2008       2,049,765      -             2,049,765
1,480,000       -             1,480,000   Howard County, MD, GO UT, 5.25%, 8/15/2016,       1,657,171      -             1,657,171
                                          Pre-refunded 2/15/2012
1,800,000       -             1,800,000   Howard County, MD, 5.25%, 8/15/2015,              1,980,342      -             1,980,342
                                          Pre-refunded 2/15/2012
125,000         -             125,000     Howard County, MD, 5.25%, 8/15/2015               139,964        -             139,964
-               500,000       500,000     Howard County Housing Opportunity MFH             -              508,855       508,855
                                          Development 4.90%, 7/1/2024
-               500,000       500,000     Howard County Public Improvement GO, 5.50%,       -              539,780       539,780
                                          Pre-refunded 2/15/2008
2,000,000       -             2,000,000   Maryland National Capital Park & Planning         2,206,580      -             2,206,580
                                          Commission, GO UT, 5.00% (Original Issue Yield:
                                          3.40%), 1/15/2015
1,000,000       -             1,000,000   Maryland State Community Development              1,032,640      -             1,032,640
                                          Administration, 5.05% (MFH LOC), 4/1/2008
2,000,000       -             2,000,000   Maryland State Community Development              2,102,180      -             2,102,180
                                          Administration, 5.20%, 12/1/2029
935,000         -             935,000     Maryland State Community Development              970,867        -             970,867
                                          Administration, (Series A), 5.60%, 3/1/2017
-               275,000       275,000     Maryland State Community Development              -              292,314       292,314
                                          Administration Department of Housing and
                                          Community Development, Infrastructure Series A,
                                          5.00%, 6/1/2021
-               115,000       115,000     Maryland State Community Development              -              120,420       120,420
                                          Administration Department of Housing and
                                          Community Development, MFH Insured Mortgage
                                          Loan, Series A, 5.30%, 5/15/2022
-               250,000       250,000     Maryland State Community Development              -              261,853       261,853
                                          Administration Department of Housing and
                                          Community Development, MFH Insured Mortgage
                                          Loan, Series B, 5.50%, 5/15/2021
-               500,000       500,000     Maryland State Community Development              -              514,380       514,380
                                          Administration Department of Housing and
                                          Community Development, Residential Series B,
                                          5.15%, 3/1/2008
-               250,000       250,000     Maryland State Community Development              -              255,488       255,488
                                          Administration Department of Housing and
                                          Community Development, Residential Series B,
                                          5.375%, 9/1/2022
-               360,000       360,000     Maryland State Community Development              -              375,386       375,386
                                          Administration Department of Housing and
                                          Community Development, Residential Series E,
                                          5.70%, 9/1/2017
-               160,000       160,000     Maryland State Community Development              -              161,341       161,341
                                          Administration Department of Housing and
                                          Community Development, Series A, 4.85%, 7/1/2024
-               500,000       500,000     Maryland State Community Development              -              510,485       510,485
                                          Administration Department of Housing and
                                          Community Development, SFH Series 2, 5.00%,
                                          4/1/2017
1,000,000       -             1,000,000   Maryland State Department of Transportation,      1,155,100      -             1,155,100
                                          5.50% (Original Issue Yield: 4.59%), 2/1/2016
1,375,000       -             1,375,000   Maryland State Department of Transportation,      1,517,711      -             1,517,711
                                          Refunding Revenue Bonds, 5.00% (Original Issue
                                          Yield: 3.95%), 5/1/2015
440,000         -             440,000     Maryland State Economic Development Corp., 4.65%  454,071        -             454,071
                                          (GNMA Collateralized Home Mortgage Program COL),
                                          12/20/2008
1,405,000       -             1,405,000   Maryland State Economic Development Corp.,        1,487,951      -             1,487,951
                                          5.60%, 6/1/2010
1,000,000       -             1,000,000   Maryland State Economic Development Corp., 6.00%  1,060,690      -             1,060,690
                                          (Original Issue Yield: 6.054%), 6/1/2019
820,000         -             820,000     Maryland State Economic Development Corp.,        888,978        -             888,978
                                          7.125%, 4/1/2019
1,000,000       -             1,000,000   Maryland State Economic Development Corp.,        995,610        -             995,610
                                          8.25%, 11/1/2026
-               750,000       750,000     Maryland State Economic Development Corp.         -              835,387       835,387
                                          Department of Transportation Headquarters,
                                          5.375%, 6/1/2019
-               500,000       500,000     Maryland State Economic Development Corp. Morgan  -              526,950       526,950
                                          State University, Series A, 6.00%, 7/1/2022
-               350,000       350,000     Maryland State Economic Development Corp.,        -              367,087       367,087
                                          University of Maryland, Series A, 5.75%,
                                          10/1/2033
1,175,000       -             1,175,000   Maryland State Health & Higher Education          1,264,006      -             1,264,006
                                          Facilities Authority, (Series A) Revenue Bonds,
                                          5.25% (Medlantic/Helix Parent, Inc.)/(FSA INS),
                                          8/15/2012
-               400,000       400,000     Maryland State Health & Higher Education          -              421,804       421,804
                                          Facilities Authority, Board of Child Care,
                                          4.75%, 7/1/2014
-               500,000       500,000     Maryland State Health & Higher Education          -              554,120       554,120
                                          Facilities Authority, Frederick Memorial
                                          Hospital, 5.25%, 7/1/2013
-               500,000       500,000     Maryland State Health & Higher Education          -              540,975       540,975
                                          Facilities Authority, Good Samaritan Hospital,
                                          5.70%, 7/1/2009
-               250,000       250,000     Maryland State Health & Higher Education          -              258,545       258,545
                                          Facilities Authority, Greater Baltimore Medical
                                          Center, 5.00%, 7/1/2020
-               250,000       250,000     Maryland State Health & Higher Education          -              264,328       264,328
                                          Facilities Authority, Hebrew Home of Greater
                                          Washington, 5.60%, 1/1/2020
-               900,000       900,000     Maryland State Health & Higher Education          -              929,763       929,763
                                          Facilities Authority, Johns Hopkins, 5.00%,
                                          5/15/2026
-               500,000       500,000     Maryland State Health & Higher Education          -              525,180       525,180
                                          Facilities Authority, Johns Hopkins, 5.125%,
                                          11/15/2034
-               1,000,000     1,000,000   Maryland State Health & Higher Education          -              1,125,250     1,125,250
                                          Facilities Authority, Johns Hopkins, 6.00%,
                                          Pre-refunded 7/1/2009
-               250,000       250,000     Maryland State Health & Higher Education          -              255,300       255,300
                                          Facilities Authority, Kennedy Kreiger Issue,
                                          4.875%, 7/1/2018
-               500,000       500,000     Maryland State Health & Higher Education          -              523,020       523,020
                                          Facilities Authority, Kennedy Kreiger Issue,
                                          5.50%, 7/1/2033
-               1,205,000     1,205,000   Maryland State Health & Higher Education          -              1,270,347     1,270,347
                                          Facilities Authority, Loyola College, 5.50%,
                                          10/1/2016
-               250,000       250,000     Maryland State Health & Higher Education          -              253,720       253,720
                                          Facilities Authority, MedStar Health, 4.375%,
                                          8/15/2013
-               250,000       250,000     Maryland State Health & Higher Education          -              263,538       263,538
                                          Facilities Authority, MedStar Health, 5.50%,
                                          8/15/2033
-               500,000       500,000     Maryland State Health & Higher Education          -              519,110       519,110
                                          Facilities Authority, Sheppard Pratt, Series A,
                                          5.25%, 7/1/2035
-               500,000       500,000     Maryland State Health & Higher Education          -              554,985       554,985
                                          Facilities Authority, Suburban Hospital, Series
                                          A, 5.50%, 7/1/2016
1,000,000       -             1,000,000   Maryland State Health & Higher Education          1,043,260      -             1,043,260
                                          Facilities Authority, (Series A), 4.75%
                                          (Original Issue Yield: 4.90%), 11/1/2014
1,740,000       -             1,740,000   Maryland State Health & Higher Education          1,902,029      -             1,902,029
                                          Facilities Authority, (Series B), 5.00% (AMBAC
                                          INS)/(Original Issue Yield: 3.84%), 7/1/2015
250,000         -             250,000     Maryland State Health & Higher Education          267,953        -             267,953
                                          Facilities Authority, (Series B), 5.00% (AMBAC
                                          INS)/(Original Issue Yield: 4.59%), 7/1/2024
1,000,000       -             1,000,000   Maryland State Health & Higher Education          1,000,080      -             1,000,080
                                          Facilities Authority, 4.80%, 10/1/2028
2,500,000       1,030,000     3,530,000   Maryland State Health & Higher Education          2,691,650      1,120,712     3,812,362
                                          Facilities Authority Helix Health, 5.00% (AMBAC
                                          INS)/(Original Issue Yield: 5.27%), 7/1/2027
2,500,000       -             2,500,000   Maryland State Health & Higher Education          2,593,600      -             2,593,600
                                          Facilities Authority, 5.00% (Frederick Memorial
                                          Hospital)/(Original Issue Yield: 5.20%), 7/1/2022
1,465,000       -             1,465,000   Maryland State Health & Higher Education          1,580,120      -             1,580,120
                                          Facilities Authority, 5.00% (Johns Hopkins
                                          Hospital), 5/15/2013
1,500,000       -             1,500,000   Maryland State Health & Higher Education          1,582,965      -             1,582,965
                                          Facilities Authority, 5.00% (MBIA Insurance
                                          Corp. INS)/(Original Issue Yield: 5.17%),
                                          7/1/2019
2,000,000       -             2,000,000   Maryland State Health & Higher Education          2,029,840      -             2,029,840
                                          Facilities Authority, 5.00% (Mercy Ridge, Inc.),
                                          4/1/2008
1,000,000       -             1,000,000   Maryland State Health & Higher Education          1,002,860      -             1,002,860
                                          Facilities Authority, 5.00% (Original Issue
                                          Yield: 5.20%), 7/1/2008
1,000,000       -             1,000,000   Maryland State Health & Higher Education          1,064,650      -             1,064,650
                                          Facilities Authority, 5.00% (University of
                                          Maryland Medical System), 7/1/2012
2,000,000       -             2,000,000   Maryland State Health & Higher Education          2,131,260      -             2,131,260
                                          Facilities Authority, 5.125% (Johns Hopkins
                                          University)/(Original Issue Yield: 5.54%),
                                          7/1/2020
2,000,000       -             2,000,000   Maryland State Health & Higher Education          2,160,420      -             2,160,420
                                          Facilities Authority, 5.25% (FSA INS), 8/15/2011
1,585,000       -             1,585,000   Maryland State Health & Higher Education          1,720,755      -             1,720,755
                                          Facilities Authority, 5.25% (FSA INS)/(Original
                                          Issue Yield: 5.35%), 7/1/2020
2,000,000       -             2,000,000   Maryland State Health & Higher Education          2,161,660      -             2,161,660
                                          Facilities Authority, 5.25% (Johns Hopkins
                                          University)/(Original Issue Yield: 5.52%),
                                          7/1/2017
925,000         -             925,000     Maryland State Health & Higher Education          967,883        -             967,883
                                          Facilities Authority, 5.50% (Howard County
                                          General Hospital, MD)/(Original Issue Yield:
                                          5.68%), 7/1/2013
2,000,000       -             2,000,000   Maryland State Health & Higher Education          2,060,180      -             2,060,180
                                          Facilities Authority, 5.625% (Mercy Medical
                                          Center)/(Original Issue Yield: 5.80%), 7/1/2031
1,135,000       1,000,000     2,135,000   Maryland State Health & Higher Education          1,195,688      1,062,780     2,258,468
                                          Facilities Authority, Hebrew Home of Greater
                                          Washington, 5.80% (Original Issue Yield: 5.93%),
                                          1/1/2032
2,250,000       -             2,250,000   Maryland State Health & Higher Education          2,383,470      -             2,383,470
                                          Facilities Authority, 6.00% (Carroll County, MD
                                          General Hospital), 7/1/2037
1,370,000       -             1,370,000   Maryland State Health & Higher Education          1,521,673      -             1,521,673
                                          Facilities Authority, 6.00% (Catholic Health
                                          Initiatives), 12/1/2013
1,500,000       -             1,500,000   Maryland State Health & Higher Education          1,569,420      -             1,569,420
                                          Facilities Authority, 6.00% (Original Issue
                                          Yield: 6.05%), 1/1/2015
250,000         -             250,000     Maryland State Health & Higher Education          264,035        -             264,035
                                          Facilities Authority, 6.00% (Original Issue
                                          Yield: 6.05%), 7/1/2020
,500,000        -             1,500,000   Maryland State Health & Higher Education          1,565,760      -             1,565,760
                                          Facilities Authority, 6.00% (Original Issue
                                          Yield: 6.146%), 7/1/2031
1,000,000       -             1,000,000   Maryland State Health & Higher Education          1,057,900      -             1,057,900
                                          Facilities Authority, Refunding Revenue Bonds,
                                          5.00% (Original Issue Yield: 4.05%), 8/15/2011
950,000         -             950,000     Maryland State Health & Higher Education          1,000,949      -             1,000,949
                                          Facilities Authority, (Series A), 5.375% (Loyola
                                          College in Maryland, Inc.)/(MBIA Insurance Corp.
                                          INS)/(Original Issue Yield: 5.45%), 10/1/2011
1,000,000       -             1,000,000   Maryland State IDFA, 5.10% (National Aquarium in  1,060,990      -             1,060,990
                                          Baltimore, Inc.)/(Original Issue Yield: 5.21%),
                                          11/1/2022
-               10,000        10,000      Maryland State IDFA, Economic Revenue, Series     -              10,052        10,052
                                          1-11, 7.125%, 7/1/2006
1,000,000       -             1,000,000   Maryland State Stadium Authority, 5.50% (AMBAC    1,032,120      -             1,032,120
                                          INS)/(Original Issue Yield: 5.55%), 3/1/2012
-               1,000,000     1,000,000   Maryland State Stadium Authority Lease Revenue,   -              1,024,430     1,024,430
                                          Convention Center Expansion, 5.875%, 12/15/2013
-               500,000       500,000     Maryland State Stadium Authority Lease Revenue,   -              513,270       513,270
                                          Ocean City Convention Center, 5.375%, 12/15/2015
-               500,000       500,000     Maryland State Stadium Authority Lease Revenue,   -              515,750       515,750
                                          Sports Facilities, 5.55%, 3/1/2013
2,000,000       -             2,000,000   Maryland State, 5.50%, 3/1/2013                   2,294,940      -             2,294,940
-               500,000       500,000     Maryland State Transportation Authority, BWI      -              544,455       544,455
                                          Airport, 5.25%, 3/1/2012
-               200,000       200,000     Maryland State Transportation Authority, BWI      -              200,000       200,000
                                          Airport, 2.95%, 5/5/2005
-               250,000       250,000     Maryland State Transportation Authority, BWI      -              271,332       271,332
                                          Airport, 5.25%, 3/1/2014
900,000         -             900,000     Maryland Water Quality Financing Administration   902,835        -             902,835
                                          Revolving Loan Fund, (Series A), 6.55%, 9/1/2014
-               1,000,000     1,000,000   Maryland Water Quality Financing Administration   -              1,005,130     1,005,130
                                          Revolving Loan Fund Revenue, Series A, 6.00%,
                                          9/1/2015
1,330,000       -             1,330,000   Montgomery County, MD, Revenue Authority Lease,   1,458,757      -             1,458,757
                                          Revenue Bonds, 5.00%, 4/1/2013
250,000         -             250,000     Montgomery County, MD, Special Obligation,        269,423        -             269,423
                                          Special Tax, 5.375% (Radian Group, Inc.
                                          INS)/(Original Issue Yield: 5.48%), 7/1/2020
1,000,000       -             1,000,000   Montgomery County, MD, GO UT, Refunding Bonds     1,063,730      -             1,063,730
                                          (Series A), 5.80% (Original Issue Yield: 5.90%),
                                          7/1/2007
2,000,000       -             2,000,000   Montgomery County, MD, GO UT, 5.60% (Original     2,241,980      -             2,241,980
                                          Issue Yield: 5.70%), 1/1/2016, Pre-refunded
                                          1/1/2010
-               600,000       600,000     Montgomery County Economic Development Trinity    -              630,522       630,522
                                          Health Group, 5.125% 12/1/2022
-               475,000       475,000     Montgomery County GO, Series A, 5.00%,            -              515,641       515,641
                                          Pre-refunded 5/1/2009
-               500,000       500,000     Montgomery County GO, Series A, 5.00% 5/1/2019    -              535,350       535,350
-               300,000       300,000     Morgan State University Academic Revenue, Series  -              321,555       321,555
                                          A, 5.00% 7/1/2020
1,135,000       -             1,135,000   New Baltimore, MD, Board School Commerce,         1,227,139      -             1,227,139
                                          Revenue Bonds, 5.00% (Original Issue Yield:
                                          5.05%), 11/1/2013
2,500,000       -             2,500,000   Northeast, MD, Waste Disposal Authority, Revenue  2,544,325      -             2,544,325
                                          Bonds, 7.20% (MBIA Insurance Corp. INS),
                                          10/1/2006
-               250,000       250,000     Northeast Maryland Waste Disposal Authority       -              257,770       257,770
                                          Revenue, Montgomery County Resource Recovery
                                          Revenue, 6.00%, 7/1/2006
-            100,000       100,000     Northeast Maryland Waste Disposal Authority       -              100,000       100,000
                                          Revenue, Harford County Resource Recovery
                                          Revenue, 2.92%, 5/4/2005
-               250,000       250,000     Northeast Maryland Waste Disposal Authority       -              266,583       266,583
                                          Revenue, Harford County Resource Recovery
                                          Revenue, 5.25%, 3/15/2014
1,945,000       -             1,945,000   Prince George's County, MD, Consolidaed Public    2,161,556      -             2,161,556
                                          Improvement GO UT, Pre-refunded, 5.50% (FSA
                                          INS), 10/1/2010
55,000          -             55,000      Prince Georges County, MD, Consolidated Public    60,786         -             60,786
                                          Improvement GO UT, Unrefunded, 5.50% (FSA INS),
                                          10/1/2010
-               100,000       100,000     Prince George's County Construction Public        -              110,906       110,906
                                          Improvement, 5.50%, Pre-refunded 10/1/2009
-               1,000,000     1,000,000   Prince George's County GO Series A, 5.25%,        -              1,054,780     1,054,780
                                          Pre-refunded 3/15/2007
-               1,250,000     1,250,000   Prince George's County PCR Potomac Electric       -              1,388,300     1,388,300
                                          Project, 5.75%, 3/15/2010
-               50,000        50,000      Prince George's County SFH Mortgage Revenue       -              51,737        51,737
                                          FHLMC/FNMA/GNMA Collateral, Series A, 5.55%,
                                          12/1/2033
-               500,000       500,000     Puerto Rico Commonwealth Public Improvement,      -              573,910       573,910
                                          Series A, 5.50%, 7/1/2018
-               150,000       150,000 (2) Puerto Rico Electric Power Authority,             -              86,894        86,894
                                          Capital Appreciation, 0.00%, 7/1/2017
-               80,000        80,000      Puerto Rico Electric Power Authority Revenue,     -              89,966        89,966
                                          5.00%, 7/1/2019
-               315,000       315,000     Puerto Rico Public Buildings Authority Revenue    -              348,784       348,784
                                          Government Facilities, Series G, 5.25%, 7/1/2013
-               500,000       500,000     Puerto Rico Public Finance Corporation, Series    -              551,720       551,720
                                          A, 5.00%, Pre-refunded 8/1/2011
1,000,000       -             1,000,000   Queen Annes County, MD, 5.00% (MBIA Global        1,110,330      -             1,110,330
                                          Funding LLC LOC), 11/15/2016
1,000,000       -             1,000,000   Queen Annes County, MD, Public Facility, 5.40%    1,065,040      -             1,065,040
                                          (FGIC INS)/(Original Issue Yield: 5.48%),
                                          11/15/2011 (Pre-refunded to 11/15/2007)
1,000,000       -             1,000,000   Queen Annes County, MD, Public Facility, 6.00%    1,083,630      -             1,083,630
                                          (FGIC INS)/(Original Issue Yield: 5.25%),
                                          11/15/2008 (Pre-refunded to 11/15/2007)
2,250,000       -             2,250,000   St. Mary's College, MD, Refunding Revenue Bonds   2,263,770      -             2,263,770
                                          Academic and Auxiliary Fee (Series A), 4.50%
                                          (AMBAC INS)/(Original Issue Yield: 4.65%),
                                          9/1/2030
2,000,000       -             2,000,000   St. Mary's College, MD, Refunding Revenue Bonds,  2,126,600      -             2,126,600
                                          5.25% (MBIA Insurance Corp. INS)/(Original Issue
                                          Yield: 5.30%), 9/1/2027 (Pre-refunded to
                                          9/1/20017)
1,100,000       -             1,100,000   St. Mary's County, MD, GO UT, 4.45% (Original     1,167,078      -             1,167,078
                                          Issue Yield: 4.50%), 7/1/2014
1,000,000       -             1,000,000   St. Mary's County, MD, GO UT, 5.00% (Original     1,081,940      -             1,081,940
                                          Issue Yield: 5.00%), 10/1/2021
1,000,000       -             1,000,000   University of Maryland, Auxiliary Facility &      1,076,730      -             1,076,730
                                          Tuition Refunding Revenue Bonds (Series A),
                                          5.00%, 4/1/2009
1,000,000       -             1,000,000   University of Maryland, Revenue Bonds, 5.25%,     1,087,660      -             1,087,660
                                          10/1/2011
-               1,000,000     1,000,000   University of Maryland System Auxiliary Facility  -              1,036,040     1,036,040
                                          and Tuition Revenue, 5.60%, Pre-refunded,
                                          4/1/2006
-               250,000       250,000     University of Maryland System Auxiliary Facility  -              263,380       263,380
                                          and Tuition Revenue, 5.125%, Pre-refunded,
                                          4/1/2007
-               265,000       265,000     University of Maryland System Auxiliary Facility  -              280,407       280,407
                                          and Tuition Revenue, 5.00%, Pre-refunded,
                                          4/1/2008
-               500,000       500,000     Washington DC Metropolitan Area Transit           -              570,655       570,655
                                          Authority Revenue, 6.00%, 7/1/2010
1,000,000                     1,000,000   Washington Suburban Sanitation District, MD, GO   1,219,970                    1,219,970
                                          UT , 6.00%, 6/1/2018
-               1,000,000     1,000,000   Washington Suburban Sanitation District GO,       -              1,078,150     1,078,150
                                          5.00%, Pre-refunded, 6/1/2009
                                          ------------------------------------------------------------------------------------------
                                          Total                                             110,983,251    37,227,667    148,210,918
                                          ------------------------------------------------------------------------------------------
                                          --------------------------------------------------
Puerto Rico - 3.2%
                                                                                                                         -----------
1,000,000       -             1,000,000   Commonwealth of Puerto Rico, GO UT, 6.25% (MBIA   1,186,630      -             1,186,630
                                          Insurance Corp. INS), 7/1/2012
                                                                                                                         -----------
                                                                                                                         -----------
2,000,000       -             2,000,000   Puerto Rico HFA, Capital Funding Program, 5.00%   2,138,240      -             2,138,240
                                          (Original Issue Yield: 4.22%), 12/1/2018
                                                                                                                         -----------
                                                                                                                         -----------
1,500,000       -             1,500,000   Puerto Rico Public Finance Corp., (Series A),     1,747,800      -             1,747,800
                                          5.375% (AMBAC INS)/(Original Issue Yield:
                                          4.94%), 6/1/2019
                                                                                                                         -----------
                                          ------------------------------------------------------------------------------------------
                                          Total                                             5,072,670      -             5,072,670
                                          ------------------------------------------------------------------------------------------
Wisconsin - 1.4%
2,000,000       -             2,000,000   Badger, WI, Tobacco Asset Securitization Corp.,   2,163,660      -             2,163,660
                                          Revenue Bonds, 7.00%, 6/1/2028
                                          ------------------------------------------------------------------------------------------

                                          ------------------------------------------------------------------------------------------
                                          -------------------------------------------------------------------------------

                                          -------------------------------------------------------------------------------
                                          -------------------------------------------------------------------------------
                                          Total Municipal Bonds (identified cost of         119,323,431    37,227,667    156,551,098
                                          $148,692,590)
                                          -------------------------------------------------------------------------------
                                          --------------------------------------------------
Mutual Fund Shares (3) - 0.0%
38,153          -             38,153      Maryland Municipal Cash Trust (AT NET ASSET       38,153         -             38,153
                                          VALUE)
                                                                                            ----------------------------------------
                                           Total Investments -      98.8%      (identified  119,361,584    37,227,667    156,589,251
                                          cost $148,730,743)(4)
                                                                                            ----------------------------------------
                                                                                            -----------------------------
                                          Other Assets and Liabilities - 1.2%               1,307,581      626,516       1,934,097
                                                                                            ----------------------------------------
                                                                                            -----------------------------
                                          Total Net Assets - 100%                           $120,669,165   $37,854,183  $158,523,348
                                                                                            =============================-----------


1 At April 30, 2005, the MTB Maryland Municipal Bond Fund held no securities that are subject to the federal alternative minimum tax.

2    Zero coupon bond.

3    Affiliated company.

4 The cost of investments for federal tax purposes amounts to $113,590,658 for MTB Maryland Municipal Bond Fund and $35,140,085 for FBR Maryland Tax-Free Portfolio.

Note: The categories of investments are shown as a percentage of total net assets at April 30, 2005.

 The following acronyms are used throughout this portfolio:
 AMBAC American Municipal Bond Assurance Corporation
 COL   Collateralized
 FSA   Financial Security Assurance
 GNMA  Government National Mortgage Association
 GO    General Obligations
 HFA   Housing Finance Authority
 IDFA  Industrial Development Finance Authority
 INS   Insured
 LOC   Letter of Credit
 MFH   Multi-Family Housing
 PCR   Pollution Control Revenue
 SFH   Single Family Housing
 UT    Unlimited Tax


MTB Maryland Municipal Bond Fund
FBR Maryland Tax-Free Portfolio
Pro Forma Combining Statements of Assets and Liabilities
April 30, 2005 (unaudited)

                                           MTB                     FBR
                                           Maryland                Maryland
Pro Forma                                  Proforma
                                           Municipal Bond Fund     Tax-Free Portfolio
Adjustment                                 Combined

Assets:
Investments in securities, at value         $119,361,584            $37,227,667           $                 $156,589,251
Cash                                        988                     95,244                -                 96,232
Income receivable                           1,765,675               500,659               -                 2,266,334
Receivable for shares sold                  13,765                  75,000                -                 88,765
                                            ------                  ------                                  ------
     Total assets                           121,142,012             37,898,570            -                 159,040,582
                                            ----------------        --------------        --------------    ----------------------
Liabilities:
Income distribution payable                 311,103                 12,191                -                 323,294
Payable for shares redeemed                 114,853                 2,618                 -                 117,471
Payable for investment advisory fee         -                       11,640                -                 11,640
Payable for administration fee              -                       9,312                 -                 9,312
Payable for transfer and dividend           15,341                  -                     -                 15,341
disbursing agent fees and expenses
Payable for audit fees                      12,744                  -                     -                 12,744
Payable for Trustees' fees                  373                     -                     -                 373
Payable for portfolio accounting fees       13,038                  -                     -                 13,038
Payable for distribution services fees      3,190                   7,760                 -                 10,950
Payable for shareholder services fee        757                     -                     -                 757
Accrued expenses                            1,448                   866                   -                 2,314
                                            ----------------        --------------        --------------
                                                                                                            ----------------------
     Total liabilities                      472,847                 44,387                -                 517,234
                                            ----------------        --------------        --------------    ----------------------
Net Assets                                  $120,669,165            $37,854,183           $-                $158,523,348
                                            ----------------        --------------        --------------    ----------------------
Net Assets Consists of:
Paid in capital                             $114,760,922            $35,734,853           $-                $150,495,775
Net unrealized appreciation of investments  5,770,926               2,087,582             -                 7,858,508
Accumulated net realized gain on            137,300                 31,748                -                 169,048
investments
Undistributed net investment income         17                      -                     -                 17
                                            ----------------        --------------        --------------
                                                                                                            ----------------------
     Total Net Assets                       $120,669,165            $37,854,183           $-                $158,523,348
                                            ----------------        --------------        --------------    ----------------------
Net Assets:
   Class A Shares                           $19,639,294             $37,854,183           $-                $57,493,477
                                                                    --------------        --------------    ----------------------
                                            ----------------                                                ----------------------
   Class B Shares                           $1,895,735              $-                    $-                $1,895,735
                                            ----------------        --------------        --------------    ----------------------
                                            ----------------                                                ----------------------
   Institutional I Shares                   $99,134,136             $-                    $-                $99,134,136
                                            ----------------        --------------        --------------    ----------------------
Shares Outstanding:
   Class A Shares                           1,902,560               3,399,758             268,283           5,570,601
                                                                                                        (a)
                                                                    --------------        --------------    ----------------------
                                            ----------------                                                ----------------------
   Class B Shares                           183,291                 -                     -                 183,291
                                            ----------------        --------------        --------------    ----------------------
                                            ----------------                                                ----------------------
   Institutional I Shares                   9,594,190               -                     -                 9,594,190
                                            ----------------        --------------        --------------    ----------------------
Net Asset Value Per Share
   Class A Shares                           $10.32                  $11.13                $-                $10.32
                                                                    --------------                          ----------------------
                                            ----------------                              --------------
   Class B Shares                           $10.34                  $-                    $-                $10.34
                                            ----------------        --------------        --------------    ----------------------
                                            ----------------                              --------------    ----------------------
   Institutional I Shares                   $10.33                  $-                    $-                $10.33

                                            ----------------        --------------        --------------    ----------------------
Offering Price Per Share
   Class A Shares                           $10.81                  $-                    $-                $10.81
                                                            *
                                                                    --------------                          ----------------------
                                            ----------------                              --------------    ----------------------
   Class B Shares                           $10.34                  $-                    $-                $10.34
                                            ----------------        --------------        --------------    ----------------------
                                            ----------------                              --------------    ----------------------
   Institutional I Shares                   $10.33                  $-                    $-                $10.33
                                            ----------------        --------------        --------------    ----------------------
Redemption Proceeds Per Share
   Class A Shares                           $10.32                  $-                    $-                $10.32
                                                                    --------------                          ----------------------
                                            ----------------                              --------------    ----------------------
   Class B Shares                           $9.82                   $-                    $-                $9.82
                                                            **
                                            ----------------        --------------        --------------    ----------------------
                                            ----------------                              --------------    ----------------------
   Institutional I Shares                   $10.33                  $-                    $-                $10.33
                                            ----------------        --------------        --------------    ----------------------

Investments, at identified cost             $113,590,658            $35,140,085           $-                $148,730,743
                                            ----------------        --------------        --------------    ----------------------
Investments in affiliated issuers           $38,153                 $-                    $-                $38,153
                                            ----------------        --------------        --------------    ----------------------

* Computation of offering price per share 100/95.5 of net asset value. The sales charge will be waived on purchases by former FBR Maryland Tax-Free Portfolio shareholders.

* Computation of redemption price per share 95/100 of net asset value.
(a) Adjustment to reflect share balance as a result of the combination.

(See Notes to Pro Forma Financial Statements)



MTB Maryland Municipal Bond Fund
FBR Maryland Tax-Free Portfolio
Pro Forma Combining Statements of Operations
For the year ended April 30, 2005 (unaudited)


                                        MTB                      FBR
                                        Maryland                 Maryland           Pro Forma                    Pro Forma
                                        Municipal Bond Fund      Tax-Free
                                                                 Portfolio          Adjustment                   Combined

Investment Income:
Dividends                                     $9,878       (1)         $-            $-                                $9,878
Interest                                     5,747,763             1,913,227         -                              7,660,990
                                         ------------------       -------------      --------------        -------------------
Total Investment Income:                     5,757,641             1,913,227         -                              7,670,868
Expenses:
Investment advisory fee                       843,639               144,976          125,646        (a)             1,114,261
Administrative personnel and services         78,082                115,981          (90,278)       (b)               103,785
fee
Custodian fees                                 6,172                   -             1,787                              7,959
                                                                                                   (c)
Transfer and dividend disbursing agent        45,885                   -             3,000          (d)                48,885
fees and expenses
Directors'/Trustees' fees                      8,717                   -             -                                  8,717
Auditing fees                                 11,025                   -             2,427          (e)                13,452
Legal fees                                     5,413                   -             -                                  5,413
Portfolio accounting fees                     46,199                   -             19,487                            65,686
                                                                                                   (f)
Distribution services fee - Class A           49,512                 96,650          -                                146,162
Shares
Distribution services fee - Class B           15,737                   -             -                                 15,737
Shares
Shareholder services fee - Class A            49,512                 5,682           90,968         (g)               146,162
Shares
Shareholder services fee - Class B             5,246                   -             -                                  5,246
Shares
Shareholder services fee -                    246,543                  -             -                                246,543
Institutional I Shares
Share registration costs                      41,651                   -             -                                 41,651
Printing and postage                          10,314                   -             1,000          (h)                11,314
Insurance premiums                            18,194                   -             -                                 18,194
Miscellaneous                                  3,379                 8,384           (8,384)                            3,379
                                                                                                   (i)
                                         ------------------       -------------
                                                                                     --------------        -------------------
     Total expenses                          1,485,220              371,673          145,653                        2,002,546
                                         ------------------       -------------      --------------        -------------------
                                                                                                           -------------------
Waivers and Reimbursement --
     Waiver/reimbursement of investment      (227,397)              (2,638)          (55,244)                       (285,279)
adviser fee                                                                                         (j)
     Waiver of portfolio accounting fees     (11,260)                  -             -                               (11,260)
     Waiver of distribution services         (14,987)                  -             (66,864)                        (81,851)
fee-Class A Shares                                                                                 (k)
     Waiver of shareholder services          (41,284)                  -             (104,878)                      (146,162)
fees-Class A Shares                                                                                (l)
     Waiver of shareholder services            (411)                   -             -                                  (411)
fees-Class B Shares
     Waiver of shareholder services          (246,543)                 -             -                              (246,543)
fees-Class Institutional I Shares
                                         ------------------       -------------      --------------        -------------------
                                                                                                           -------------------
Total Waivers and Reimbursements             (541,882)              (2,638)          (226,986)                      (771,506)
                                         ------------------       -------------      --------------        -------------------
Net Expenses                                  943,338               369,035          (81,333)                       1,231,040
                                         ------------------       -------------      --------------
                                                                                                           -------------------
     Net investment income                  $4,814,303             $1,544,192        $81,333                       $6,439,828
                                         ------------------       -------------      --------------        -------------------
Realized and Unrealized Gain on
Investments:
Net realized gain on investments              286,773                26,097          -                                312,870
Net change in unrealized appreciation        1,450,215              268,914          -                              1,719,129
(depreciation) of investments
                                         -------------------------------------------------------------------------------------
     Net realized and unrealized gain        1,736,988              295,011          -                              2,031,999
on investments
                                         ------------------       -------------      --------------        -------------------
          Change in net assets              $6,551,291             $1,839,203        $81,333                       $8,471,827
resulting from operations
                                         ------------------       -------------      --------------        -------------------

(1)  Including $5,077 received from
affiliated issuers.

(See Notes to Pro Forma Financial
Statements)





MTB Maryland Municipal Bond Fund
FBR Maryland Tax-Free Portfolio
Notes to Pro Forma Financial Statements
Year Ended April 30, 2005 (Unaudited)




Note 1. Description of the Fund

MTB Maryland Municipal Bond Fund, a series of MTB Group of Funds, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

MTB Maryland Municipal Bond Fund consists of three classes of shares: Class A Shares, Class B Shares and Institutional I Shares. All s hares of the Fund have equal rights with respect to voting, except on class-specific matters. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of MTB Maryland Municipal Bond Fund and FBR Maryland Tax-Free Portfolio (individually referred to as the "Fund", or collectively as the "Funds"), for the year ended April 30, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at April 30, 2005.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of FBR Maryland Tax-Free Portfolio for Class A Shares of MTB Maryland Municipal Bond Fund. Under generally accepted accounting principles, MTB Maryland Municipal Bond Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended April 30, 2005, MTB Maryland Municipal Bond Fund paid and FBR Maryland Tax-Free Portfolio would have paid investment advisory fees computed at the annual rate of 0.70% and 0.375%, respectively, as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by MTB Investment Advisors, Inc. and FBR Fund Advisers, Inc. and their affiliates.


Note 3. Portfolio Valuation

Fixed income securities, unlisted securities and short-term securities are valued at the process provided by any independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees.


Note 4. Shares of Beneficial Interest

The Pro Forma Class A Shares net asset value per share assumes the issuance of 3,668,041 Class A Shares of the MTB Maryland Municipal Bond Fund in exchange for 3,399,758 shares of the FBR Maryland Tax-Free Portfolio which would have been issued at April 30, 2005 in connection with the proposed reorganization.

Note 5. Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, MTB Maryland Municipal Bond Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.




Note 6.  Proforma Adjustments

(a) MTB Investment Advisors, Inc. (the "Advisor"), receives for its services an annual investment advisory fee equal to 0.70% of the average daily net assets of the MTB Maryland Municipal Bond Fund, a series of MTB Group of Funds (the "MTB Fund"). FBR Fund Advisers, Inc. serves as investment advisor to the FBR Maryland Tax-Free Portfolio and receives for its services an annual investment advisory fee equal to 0.375% of the average daily net assets of the FBR Maryland Tax-Free Portfolio. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.70% of the pro forma combined fund's ("MTB Pro Forma Combined Fund") average daily net assets.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the MTB Fund in order to limit the MTB Pro Forma Combined Fund's Class A Shares total operating expenses to no more than 0.85% of average daily net assets for the period starting from the effective date of the Reorganization through April 30, 2008. The Advisor may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the MTB Pro Forma Combined Fund. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

(b) Federated Services Company (FServ) and M&T Securities, Inc. (M&T Securities) serve as co-administrators to the MTB Fund and provide the MTB Fund with certain administrative personnel and services necessary to operate the MTB Fund. The fees paid to FServ and M&T Securities are based on the level of average aggregate daily net assets of the MTB Fund. FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion. As of April 30, 2005, FBR National provided administrative, transfer agency and custodial services to the FBR Maryland Tax-Free Portfolio and pays operating expenses (not including extraordinary legal fees, marketing costs, outside of routine shareholder communications and interest costs) of the Fund. For these services, FBR National received a fee at an annual rate based on the Fund's average daily net assets. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the MTB Fund on the MTB Pro Forma Combined Fund's average daily net assets.

(c) Adjustment to reflect custodian fees resulting from the combining of two portfolios into one.

(d) Adjustment to reflect transfer and dividend disbursing agent fees and expenses due to the combining of two portfolios into one.

 (e) Adjustment to reflect auditing fee resulting from the combining of two portfolios into one.

(f) Adjustment to reflect portfolio accounting fee resulting from the combining of two portfolios into one.

 (g) Under the terms of a Shareholder Services Agreement with FServ and M&T Securities, M&T Securities may receive from FServ up to 0.25% of average net assets of the MTB Fund's shares. M&T Securities may voluntarily choose to waive any portion of its fee with respect to the Funds.

(h) Printing and postage expenses are adjusted to reflect fees resulting from the combining of two portfolios into one.

(i) Miscellaneous expenses are adjusted to reflect fees resulting from the combining of two portfolios into one.

 (j) Adjustment to reflect the waiver of investment adviser fee based on the combined average net assets of the Funds.

(k) Adjustment to reflect the waiver of distribution services fees for MTB Pro Forma Combined Fund Class A Shares based on the combined average net assets of the Funds.

(l) Adjustment to reflect the waiver of shareholder services fee for MTB Pro Forma Combined Fund Class A Shares based on the combined average net assets of the Funds.




INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of MTB Virginia Municipal Bond Fund and FBR Virginia Tax-Free Portfolio (individually referred to as the "Fund" or collectively as the "Funds"), for the year ended April 30, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at April 30, 2005. As of April 30, 2005, the MTB Virginia Municipal Bond Fund was not effective with the SEC and held no investments.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of FBR Virginia Tax-Free Portfolio for Class A Shares of MTB Virginia Municipal Bond Fund. Under generally accepted accounting principles, FBR Virginia Tax-Free Portfolio will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.



MTB Virginia Municipal Bond Fund
FBR Virginia Tax-Free Portfolio
Pro Forma Combining Portfolio of Investments
April 30, 2005 (unaudited)


    MTB            FBR                                                                       MTB           FBR
    Virginia       Virginia     Pro Forma                                                    Virginia      Virginia      Pro Forma
    Municipal      Tax-Free     Combined                                                     Municipal     Tax-Free      Combined
    Bond Fund      Portfolio                                                                 Bond Fund     Portfolio

Principal Amount                                                                                            Value
 MUNICIPAL BONDS - 98.8%
-----------------------------------------------------------------------------------------------------------------------------------
 Virginia - 98.8%
         $-        $650,000    $650,000     Albermarle County, VA IDA, Martha Jefferson          $-        $705,854        $705,854
                                            Hospital, 5.25%, 10/1/2015
          -        500,000      500,000     Alexandria, VA Construction, Public                  -          566,470        566,470
                                            Improvement, 5.75%, Pre-refunded 6/15/2010
          -        115,000      115,000     Alexandria, VA Redevelopment and Housing             -          116,065        116,065
                                            Authority, 5.5%, 1/1/2029
          -        350,000      350,000     Arlington County GO, 5.25%, Pre-refunded             -          390,036        390,036
                                            2/1/2012
          -        350,000      350,000     Arlington County IDA, MFH, Arna Valley View          -          367,724        367,724
                                            Apartments, 4.85%, 6/1/2012
          -        500,000      500,000     Arlington County IDA MFH, Colonial Village           -          521,290        521,290
                                            Apartments, 5.15%, 11/1/2031
          -        200,000      200,000     Chesterfield County IDA PCR, 5.875%, 6/1/2017        -          222,652        222,652
          -         50,000      50,000      Chesterfield County IDA Lease Revenue, 4.75%,        -          52,451          52,451
                                            11/1/2016
          -        650,000      650,000     Fairfax County IDA Revenue Inova, Health             -          709,052        709,052
                                            System Hospitals, 5.25%, 8/15/2019
          -        230,000      230,000     Fairfax County IDA Revenue Inova, Health             -          251,082        251,082
                                            System Hospitals, 5.0%, 8/15/2023
          -        100,000      100,000     Fairfax County IDA Revenue Inova, Health             -          110,244        110,244
                                            System Project, 5.0%, 8/15/2013
          -         50,000      50,000      Fairfax County Sewer Revenue, 5.875%,                -          52,836          52,836
                                            Pre-refunded 7/15/2006
          -        260,000      260,000     Fairfax County Water Authority Revenue, 5.0%,        -          275,782        275,782
                                            Pre-refunded 4/1/2007
          -        800,000      800,000     Fairfax County Water Authority Revenue, 5.8%,        -          896,520        896,520
                                            1/1/2016
          -        140,000      140,000     Fairfax County Water Authority Revenue, 5.0%,        -          148,040        148,040
                                            4/1/2016
          -        100,000      100,000     Fairfax County Water Authority Revenue, 5.0%,        -          112,311        112,311
                                            4/1/2021
          -        630,000      630,000     Fairfax County Water Authority Revenue, 6.0%,        -          676,318        676,318
                                            4/1/2022
          -        705,000      705,000     Frederick County IDA Lease Revenue Government        -          786,745        786,745
                                            Complex Facilities, 5.0%, 12/1/2014
          -        250,000      250,000     Fredericksburg, VA IDA Student Housing,              -          255,225        255,225
                                            Revenue Mary Washington College, Apartments
                                            Project, 5.35%, 4/1/2029
          -        350,000      350,000     Halifax County IDA Hospital Revenue, Halifax         -          377,069        377,069
                                            Regional Hospital, Inc, 5.0%, 9/1/2011
          -        300,000      300,000     Hampton Roads Regional Jail Authority, Series        -          315,213        315,213
                                            A, 5.5%, Pre-refunded 7/1/2006
          -       1,000,000    1,000,000    Hanover County GO, 5.4%, 7/15/2016                   -         1,048,610      1,048,610
          -        120,000      120,000     Henrico County, VA IDA Revenue Educational,          -          124,379        124,379
                                            Facilities-Collegiate Schools, 5.1%,
                                            10/15/2029
          -        250,000      250,000     Henrico County, VA Economic Development,             -          263,318        263,318
                                            Authority Revenue Bon Secours, Health
                                            Systems, Inc., 5.6%, 11/15/2030
          -        500,000      500,000     Loudoun County GO, Series B, 5.25%, 12/1/2014        -          570,215        570,215
          -        200,000      200,000     Loudoun County, VA IDA, Howard Hughes Medical        -          200,000        200,000
                                            Institute, Series F, 2.98%,  5/4/2005
          -        245,000      245,000     Metropolitan Washington DC Airport, Authority        -          264,612        264,612
                                            System, Series D, 5.375%, 10/1/2018
          -        335,000      335,000     Metropolitan Washington DC Airport, Authority        -          360,487        360,487
                                            System, Series D, 5.375%, 10/1/2019
          -        500,000      500,000     Montgomery County IDA, Series C, 5.125%,             -          533,295        533,295
                                            1/15/2019
          -        500,000      500,000     Newport News, VA GO, 5.75%, Pre-refunded             -          534,320        534,320
                                            1/15/2007
          -        500,000      500,000     Newport News, VA GO, 5.0%, 3/1/2018                  -          527,800        527,800
          -        500,000      500,000     Norfolk, VA Water Revenue, 5.75%, 11/1/2012          -          517,615        517,615
          -        500,000      500,000     Norfolk, VA Water Revenue, 5.875%, 11/1/2015         -          517,795        517,795
          -        500,000      500,000     Prince William County Service Authority,             -          552,920        552,920
                                            Water and Sewer System Revenue, 5.5%,
                                            Pre-refunded 7/1/2009
          -        250,000      250,000     Puerto Rico Commonwealth Highway and                 -          282,177        282,177
                                            Transportation Authority Revenue, Series W,
                                            5.5%, 7/1/2013
          -        215,000      215,000     Puerto Rico Commonwealth GO, Public                  -          222,706        222,706
                                            Improvement, Series A, 5.0%, 7/1/2033
          -       1,000,000    1,000,000    Puerto Rico Public Buildings Authority               -         1,107,250      1,107,250
                                            Revenue Government Facilities, Series G,
                                            5.25%, 7/1/2013
          -        250,000      250,000     Puerto Rico Public Finance Corporation,              -          275,860        275,860
                                            Commonwealth, Series A, 5.0%, Pre-refunded
                                            8/1/2011
          -        200,000      200,000     Richmond, VA Metropolitan Authority                  -          228,296        228,296
                                            Expressway Revenue, 5.25%, 7/15/2017
          -       1,000,000    1,000,000    Richmond, VA Public Utilities Revenue, Series        -         1,059,030      1,059,030
                                            A, 5.25%, 1/15/2018
          -        500,000      500,000     Richmond, VA Refunding and Improvement GO,           -          536,660        536,660
                                            Series A, 5.125%, 1/15/2016
          -        300,000      300,000     Roanoke, VA GO Public Improvement, Series B,         -          326,700        326,700
                                            5.0%, 10/1/2011
          -       1,000,000    1,000,000    Southeastern Public Servicing Authority,             -         1,117,280      1,117,280
                                            Series B, 5.0%, 7/1/2015
          -        580,000      580,000     Suffolk, VA Redevelopment and Housing                -          615,049        615,049
                                            Authority MFH Village Apartments, Series A,
                                            5.6%, 2/1/2033
          -        575,000      575,000     Upper Occoquan Sewage Authority Revenue,             -          652,395        652,395
                                            Series A, 5.15%, 7/1/2020
          -         50,000      50,000      Virginia Beach, VA Development Authority             -          55,849          55,849
                                            Revenue General Hospital Project, 5.125%,
                                            2/15/2018
          -       1,075,000    1,075,000    Virginia Beach, VA Public Improvement GO,            -         1,153,765      1,153,765
                                            5.0%, Pre-refunded 8/1/2008
          -        250,000      250,000     Virginia Beach, VA Public Improvement GO,            -          277,425        277,425
                                            Series B,  5.0%, 5/1/2020
          -         50,000      50,000      Virginia Beach, VA Development Authority             -          52,118          52,118
                                            Revenue Town Center Project, Series A, 4.25%,
                                            8/1/2013
          -        100,000      100,000     Virginia Beach, VA Development Authority,            -          108,385        108,385
                                            Lease Revenue Social Services Facility, 5.0%,
                                            12/1/2017
          -        250,000      250,000     Virginia Commonwealth Transportation Board           -          276,278        276,278
                                            Revenue U.S. Route 58 Corridor Development,
                                            5.5%, Pre-refunded 5/15/2009
          -        100,000      100,000     Virginia Housing Development Authority,              -          105,103        105,103
                                            Revenue Rental Housing, Series L, 5.35%,
                                            2/1/2009
          -         80,000      80,000      Virginia Housing Development Authority,              -          84,074          84,074
                                            Revenue Rental Housing, Series H, 5.25%,
                                            11/1/2010
          -        500,000      500,000     Virginia Housing Development Authority,              -          528,380        528,380
                                            Revenue Rental Housing, Series N, 5.125%,
                                            1/1/2015
          -        300,000      300,000     Virginia MFH Development Authority, Series G,        -          313,749        313,749
                                            5.0%, 11/1/2013
          -        500,000      500,000     Virginia Port Authority Commonwealth Revenue,        -          520,260        520,260
                                            5.9%, Pre-refunded 7/1/2006
          -        350,000      350,000     Virginia Public School Authority Revenue,            -          375,644        375,644
                                            Series A, 5.0%, Pre-refunded 8/1/2008
          -        750,000      750,000     Virginia State GO, 5.25%, Pre-refunded               -          815,760        815,760
                                            6/1/2009
          -        350,000      350,000     Winchester, VA Public Improvement, 5.625%,           -          394,719        394,719
                                            Pre-refunded 6/1/2010
                                                                                           -----------------------------------------
                                             Total Investments -      98.8%                      -        25,409,257      25,409,257
                                            (Identified Cost $23,913,550)
                                                                                           -----------------------------------------
                                                                                           -----------------------------------------
                                            Other Assets and Liabilities - 1.2%                  -          312,443        312,443
                                                                                           -----------------------------------------
                                                                                           -----------------------------------------
                                            Total Net Assets - 100%                              $-       $25,721,700    $25,721,700
                                                                                           =========================================




Note: The categories of investments are shown as a percentage of total net assets at April 30, 2005.

The following acronyms are used throughout this portfolio:

GO     General Obligation
IDA    Industrial Development Authority
MFH    Multi-Family Housing
PCR    Pollution Control Revenue




MTB Virginia Municipal Bond Fund
FBR Virginia Tax-Free Portfolio
Pro Forma Combining Statements of Assets & Liabilities
April 30, 2005 (unaudited)

                                                            MTB                FBR
                                                         Virginia            Virginia                Pro Forma            Proforma
                                                         Municipal           Tax-Free                Adjustment           Combined
                                                         Bond Fund           Portfolio
Assets:
Investments in securities, at value                         $-                $25,409,257               $-             $25,409,257
Cash                                                         -                   33,010                  -                 33,010
Income receivable                                            -                  375,016                  -                 375,016
Receivable for shares sold                                   -                     1                     -                    1
                                                   -------------------    -----------------      ----------------     --------------
     Total assets                                            -                 25,817,284                -               25,817,284
                                                   -------------------    -----------------      ----------------     --------------
Liabilities:
Payable for investments purchased
Income distribution payable                                  -                   9,601                   -                  9,601
Payable for shares redeemed                                  -                   65,269                  -                 65,269
Payable for investment advisory fee                          -                   7,911                   -                  7,911
Payable for administration fee                               -                   6,329                   -                  6,329
Payable for distribution services fees                       -                   5,274                   -                  5,274
Accrued expenses                                             -                   1,200                   -                  1,200
                                                   -------------------    -----------------      ----------------     --------------
     Total liabilities                                       -                   95,584                  -                 95,584
                                                   -------------------    -----------------      ----------------     --------------
                                                   -------------------    -----------------      ----------------     --------------
Net Assets                                                  $-                $25,721,700                $-              $25,721,700
                                                   ===================    =================      ================     ==============
Net Assets Consists of:
Paid-in capital                                             $-                $24,028,716                $-              $24,028,716
Net unrealized appreciation (depreciation) of                -                 1,495,707                 -                1,495,707
investments
Accumulated net realized gain on investments                 -                  197,277                  -                 197,277
Undistributed net investment income                          -                     -                     -                    -
                                                   -------------------    -----------------      ----------------     --------------
                                                   -------------------    -----------------      ----------------     --------------
     Total Net Assets                                       $-                $25,721,700                $-              $25,721,700
                                                   ===================    =================      ================     ==============

Shares Outstanding                                           -                 2,263,130                 -                2,263,130
                                                   ===================    =================      ================     ==============
                                                   ===================    =================      ================     ==============
                                                         $-                   $11.37                  $-                $11.37 *
Net Asset Value Per Share
                                                   ===================    =================      ================     ==============
                                                   ===================    =================      ================     ==============
Offering Price Per Share*                                   $-                   $11.37                  $-                $11.91 *

                                                   ===================    =================      ================     ==============
                                                   ===================    =================      ================     ==============
Redemption Proceeds Per Share*                              $-                   $11.37                  $-                $11.37
                                                   ===================    =================      ================     ==============



Investments, at identified cost                             $-                $23,913,550                $-              $23,913,550
                                                   -------------------    -----------------      ----------------     --------------



* Computation of offering price per share 100/95.5 of net asset value. The sales charge will be waived on purchases by former FBR Virginia Tax-Free
Portfolio shareholders.




MTB Virginia Municipal Bond Fund
FBR Virginia Tax-Free Portfolio
Pro Forma Combining Statements of Operations
April 30, 2005 (unaudited)

                                                             MTB                 FBR
                                                           Virginia            Virginia             Pro Forma            Pro Forma
                                                         Municipal             Tax-Free             Adjustment            Combined
                                                         Bond Fund             Portfolio
                                                        ---------------    ----------------     ---------------      ---------------
Investment Income:
Interest                                                      $-              $1,266,014                $-               $1,266,014
                                                        ---------------    ----------------     ---------------       --------------
Total Investment Income:                                      -               1,266,014                 -                1,266,014
Expenses:
Investment advisory fee                                       -                102,692                89,000    (a)       191,692
Administrative personnel and services fee                     -                 82,154               (64,299)   (b)        17,855
Custodian fees                                                -                   -                   1,369                1,369
                                                                                                                (c)
Transfer and dividend disbursing agent fees and               -                   -                   20,911    (d)        20,911
expenses
Directors'/Trustees' fees                                     -                   -                   8,236     (e)        8,236
Auditing fees                                                 -                   -                   13,452               13,452
                                                                                                                (f)
Legal fees                                                    -                   -                   3,900     (g)        3,900
Portfolio accounting fees                                     -                   -                   13,804    (h)        13,804
Distribution services fee - Class A Shares                    -                 68,462                  -                  68,462
Shareholder services fee - Class A Shares                     -                 7,837                 60,625               68,462
                                                                                                                (i)
Share registration costs                                      -                   -                   28,181               28,181
                                                                                                                (j)
Printing and postage                                          -                   -                   7,500                7,500
                                                                                                                (k)
Insurance premiums                                            -                   -                   9,000                9,000
                                                                                                                (l)
Miscellaneous                                                 -                 8,028                (5,028)    (m)        3,000
                                                        ---------------    ----------------
                                                                                                ---------------       --------------
     Total expenses                                           -                269,173               186,651              455,824
                                                        ---------------    ----------------     ---------------       --------------
                                                                                                                      --------------
Waivers and Reimbursement --
     Waiver/reimbursement of investment adviser               -                (3,249)              (136,412)   (n)      (139,661)
fee
     Waiver of shareholder services fees-Class A              -                   -                  (68,462)   (o)       (68,462)
Shares
                                                        ---------------    ----------------     ---------------
                                                                                                                      --------------
Total Waivers and Reimbursements                              -                (3,249)              (204,874)            (208,123)
                                                        ---------------    ----------------     ---------------       --------------
Net Expenses                                                  -                265,924               (18,223)             247,701
                                                        ---------------    ----------------     ---------------
                                                                                                                      --------------
     Net investment income                                    $-              $1,000,090             $18,223             $1,018,313
                                                        ---------------    ----------------     ---------------       --------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments                              -                335,078                  -                 335,078
    Net change in unrealized appreciation                     -                (13,732)                 -                 (13,732)
(depreciation) of investments
     Net realized and unrealized gain on                      -                321,346                  -                 321,346
investments
                                                        ---------------    ----------------     ---------------       --------------
          Change in net assets resulting from                 $-              $1,321,436             $18,223             $1,339,659
operations
                                                        ---------------    ----------------     ---------------       --------------



(See Notes to Pro Forma Financial Statements)




MTB Virginia Municipal Bond Fund
FBR Virginia Tax-Free Portfolio
Notes to Pro Forma Financial Statements
Year Ended April 30, 2005 (Unaudited)




Note 1. Description of the Fund

MTB Virginia Municipal Bond Fund, a series of MTB Group of Funds, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

MTB Virginia Municipal Bond Fund consists of one class of shares: Class A
Shares.


Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of MTB Virginia Municipal Bond Fund and FBR Virginia Tax-Free Portfolio (individually referred to as the "Fund", or collectively as the "Funds"), for the year ended April 30, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at April 30, 2005.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of FBR Virginia Tax-Free Portfolio for Class A Shares of MTB Virginia Municipal Bond Fund. Under generally accepted accounting principles, FBR Virginia Tax-Free Portfolio will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended April 30, 2005, FBR Virginia Tax-Free Portfolio paid and MTB Virginia Municipal Bond Fund would have paid investment advisory fees computed at the annual rate of 0.375% and 0.70%, respectively, as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by MTB Investment Advisors, Inc. and FBR Fund Advisers, Inc. and their affiliates.

Note 3. Portfolio of Investments

The MTB Virginia Municipal Bond Fund had not become effective with the Securities and Exchange Commission as of April 30, 2005. The Portfolio of Investments provided is for the FBR Virginia Tax-Free Portfolio as of April 30, 2005, and it is not anticipated to change significantly in connection with the proposed reorganization.

Note 4. Portfolio Valuation

Fixed income securities, unlisted securities and short-term securities are valued at the process provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees.


Note 5. Shares of Beneficial Interest

The Pro Forma Class A Shares net asset value per share assumes the issuance of 2,263,130 Class A Shares of the MTB Virginia Municipal Bond Fund in exchange for 2,263,130 Shares of the FBR Virginia Tax-Free Portfolio which would have been issued at April 30, 2005 in connection with the proposed reorganization.

Note 6. Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, MTB Virginia Municipal Bond Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.


Note 7.  Proforma Adjustments

(a) MTB Investment Advisors, Inc. (the "Advisor"), will receive for its services an annual investment advisory fee equal to 0.70% of the average daily net assets of the MTB Virginia Municipal Bond Fund, a series of MTB Group of Funds (the "MTB Fund"). FBR Fund Advisers, Inc. serves as investment advisor to the FBR Virginia Tax-Free Portfolio and receives for its services an annual investment advisory fee equal to 0.375% of the average daily net assets of the FBR Virginia Tax-Free Portfolio. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.70% of the pro forma combined fund's ("MTB Pro Forma Combined Fund") average daily net assets.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the MTB Pro Forma Combined Fund in order to limit the fund's Class A Shares total operating expenses to no more than 0.90% of average daily net assets for the period starting from the effective date of the Reorganization through April 30, 2008. The Advisor may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the MTB Pro Forma Combined Fund. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

(b) Federated Services Company (FServ) and M&T Securities, Inc. (M&T Securities) serve as co-administrators to the MTB Fund and provide the MTB Fund with certain administrative personnel and services necessary to operate the MTB Fund. The fees paid to FServ and M&T Securities are based on the level of average aggregate daily net assets of the MTB Fund. FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion. As of April 30, 2005, FBR National provided administrative, transfer agency and custodial services to the FBR Virginia Tax-Free Portfolio and paid operating expenses (not including extraordinary legal fees, marketing costs, outside of routine shareholder communications and interest costs) of the Fund. For these services, FBR National received a fee at an annual rate based on the Fund's average daily net assets. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the MTB Funds on the MTB Pro Forma Combined Fund's average daily net assets.

(c) Adjustment to reflect the custodian fees as a separate fund expense and to reflect the current expense structure for the MTB Fund.

(d) Adjustment to reflect the transfer and dividend disbursing agent fees and expenses as a separate fund expense and to reflect the expense structure for the MTB Pro Forma Combined Fund.

(e) Adjustment to reflect Trustees' fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.

(f) Adjustment to reflect auditing fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.

(g) Adjustment to reflect legal fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.

(h) Adjustment to reflect portfolio accounting fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.

(i) Under the terms of a Shareholder Services Agreement with FServ and M&T Securities, M&T Securities may receive from FServ up to 0.25% of average net assets of the MTB Pro Forma Combined Fund's Class A shares. M&T Securities may voluntarily choose to waive any portion of its fee with respect to the Fund.

(j) Adjustment to reflect share registration fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.

(k) Adjustment to reflect printing and postage as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.

(l) Adjustment to reflect insurance premiums as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.

(m) Miscellaneous expenses are adjusted to reflect the current expense structure for the MTB Pro Forma Combined Fund.

(n) Adjustment to reflect the waiver of investment adviser fee to reflect the contractual waiver agreed to by the Advisor.

(o) Adjustment to reflect the waiver of shareholder services fee for Class A Shares to reflect the current expense structure for the MTB Pro Forma Combined Fund.



INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of MTB Maryland Municipal Bond Fund and FBR Maryland Tax-Free Portfolio (individually referred to as the "Fund," or collectively as the "Funds"), for the six months ended October 31, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2005.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of FBR Maryland Tax-Free Portfolio for Class A Shares of MTB Maryland Municipal Bond Fund. Under generally accepted accounting principles, MTB Maryland Municipal Bond Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.









MTB Maryland Municipal Bond Fund
 FBR Maryland Tax-Free Portfolio
 Pro Forma Combining Portfolios of Investments
 October 31, 2005 (unaudited)


                                                                                               MTB          FBR
 MTB                                                                                           Maryland     Maryland
 Maryland             FBR         Pro Forma                                                    Municipal    Tax-Free    Pro Forma
 Municipal            Maryland    Combined                                                     Bond Fund    Portfolio    Combined
 Bond Fund            Tax-Free
                      Portfolio

Principal Amount                                                                                    Value
MUNICIPAL BONDS - 98.1%
District of Columbia - 0.7%
 $1,000,000          $-       $1,000,000  Washington, DC, Metro Area Transit Authority,       $1,075,330       $-         $1,075,330
                                          Refunding Revenue Bonds, 5.00% (MBIA Insurance
                                          Corp. INS)/(Original Issue Yield: 3.55%),
                                          1/1/2012
Maryland - 91.2%
                     95,000       95,000    Anne Arundel County, MD, GO, 4.125%, 3/1/2019            -         94,082        94,082
   1,000,000            -       1,000,000   Anne Arundel County, MD, GO UT, 5.00% (Original      1,064,920        -        1,064,920
                                            Issue Yield: 3.86%), 3/1/2016
   2,000,000            -       2,000,000   Anne Arundel County, MD, GO, 6.00%, 9/1/2006         2,049,000        -        2,049,000
       -            1,230,000   1,230,000   Anne Arundel County, MD, PCR Baltimore Gas ans           -        1,247,454    1,247,454
                                            Electric Co. Project,  6.00%, 4/1/2024
   2,200,000            -       2,200,000   Anne Arundel County, MD, Refunding Revenue           2,312,156        -        2,312,156
                                            Bonds National Business Park Project, 5.125%,
                                            7/1/2028
       -             500,000     500,000    Anne Arundel County Solid Waste Project GO,              -         513,130      513,130
                                            5.50%, 9/1/2015
       -             335,000     335,000    Baltimore County, GO, 5.00%  6/1/2019                    -         356,004      356,004
   2,910,000            -       2,910,000   Baltimore County, MD, Convention Center,             3,115,271        -        3,115,271
                                            Refunding Revenue Bonds, 5.375% (MBIA Insurance
                                            Corp. INS), 9/1/2011
   1,000,000            -       1,000,000   Baltimore County, MD, Port Facility, Refunding       1,054,110        -        1,054,110
                                            Revenue Bonds, 6.50%, 10/1/2011
       -             400,000     400,000    Baltimore County, MD Port Facility Revenue,              -         424,060      424,060
                                            6.50%, 12/1/2010
       -             260,000     260,000    Baltimore, MD Public Improvement, Series A,              -         280,943      280,943
                                            5.00% 10/15/2016
       -            1,000,000   1,000,000   Baltimore, MD Public Improvement, Series A,              -        1,042,670    1,042,670
                                            5.50% Pre-refunded 10/15/2006
       -             500,000     500,000    Baltimore, MD GO, Series C, 5.50%, 10/15/2015            -         563,245      563,245
       -             100,000     100,000    Baltimore, MD School Board Commissioners,                -         106,154      106,154
                                            Series A, 5.00%, 5/1/2018
       -             500,000     500,000    Baltimore, MD Wastewater Project, Series A,              -         575,985      575,985
                                            6.00%, 7/1/2015
       -             500,000     500,000    Baltimore, MD Wastewater Project, Series A,              -         516,330      516,330
                                            5.125%, 7/1/2042
    775,000             -        775,000    Baltimore, MD Water Projects, Revenue Bonds           853,035         -         853,035
                                            (Series A), 5.375% (FGIC INS), 7/1/2015
   3,000,000            -       3,000,000   Baltimore, MD, Refunding Revenue Bonds, (Series      3,295,590        -        3,295,590
                                            A), 5.75% (FSA INS)/(Original Issue Yield:
                                            5.80%), 7/1/2030, Pre-refunded 7/1/2010
   1,000,000            -       1,000,000   Baltimore, MD, Refunding Revenue Bonds, 5.25%        1,097,460        -        1,097,460
                                            (FGIC INS), 7/1/2017
   2,500,000            -       2,500,000   Calvert County, MD, Pollution Control, 5.55%         2,530,325        -        2,530,325
                                            (Baltimore Gas & Electric Co.)/(MBIA Insurance
                                            Corp. INS), 7/15/2014
   2,000,000            -       2,000,000   Carroll County, MD, Revenue Bonds, 5.375%            2,104,360        -        2,104,360
                                            (Fairhaven, Inc./Copper Ridge, Inc.)/(Radian
                                            Asset Assurance INS), 1/1/2016
   1,000,000            -       1,000,000   Frederick County, MD, Revenue Bonds, 5.75%           1,037,260        -        1,037,260
                                            (Original Issue Yield: 5.88%), 9/1/2025
   1,000,000            -       1,000,000   Frederick County, MD, Revenue Bonds, 5.90%            998,130         -         998,130
                                            (Original Issue Yield: 5.95%), 1/1/2017
       -             300,000     300,000    Federick County Public Facilities GO, 5.25%,             -         322,344      322,344
                                            Pre-refunded 7/1/2009
   1,895,000            -       1,895,000   Harford County, MD, GO UT, 5.50%, 12/1/2008          2,015,522        -        2,015,522
   1,480,000            -       1,480,000   Howard County, MD, GO UT, 5.25%, 8/15/2016,          1,611,039        -        1,611,039
                                            Pre-refunded 2/15/2012
   1,800,000            -       1,800,000   Howard County, MD, 5.25%, 8/15/2015,                 1,947,294        -        1,947,294
                                            Pre-refunded 2/15/2012
    125,000             -        125,000    Howard County, MD, 5.25%, 8/15/2015                   136,067         -         136,067
       -             500,000     500,000    Howard County Housing Opportunity MFH                    -         503,485      503,485
                                            Development 4.90%, 7/1/2024
       -             500,000     500,000    Howard County Public Improvement GO, 5.50%,              -         529,865      529,865
                                            Pre-refunded 2/15/2008
    765,000             -        765,000    Maryland State Community Development                  782,557         -         782,557
                                            Administration, 5.05% (MFH LOC), 4/1/2008
   2,000,000            -       2,000,000   Maryland State Community Development                 2,084,060        -        2,084,060
                                            Administration, 5.20%, 12/1/2029
    935,000             -        935,000    Maryland State Community Development                  962,227         -         962,227
                                            Administration, (Series A), 5.60%, 3/1/2017
       -             275,000     275,000    Maryland State Community Development                     -         287,870      287,870
                                            Administration Department of Housing and
                                            Community Development, Infrastructure Series A,
                                            5.00%, 6/1/2021
       -             115,000     115,000    Maryland State Community Development                     -         118,580      118,580
                                            Administration Department of Housing and
                                            Community Development, MFH Insured Mortgage
                                            Loan, Series A, 5.30%, 5/15/2022
       -             250,000     250,000    Maryland State Community Development                     -         257,732      257,732
                                            Administration Department of Housing and
                                            Community Development, MFH Insured Mortgage
                                            Loan, Series B, 5.50%, 5/15/2021
       -             500,000     500,000    Maryland State Community Development                     -         508,735      508,735
                                            Administration Department of Housing and
                                            Community Development, Residential Series B,
                                            5.15%, 3/1/2008
       -             250,000     250,000    Maryland State Community Development                     -         252,785      252,785
                                            Administration Department of Housing and
                                            Community Development, Residential Series B,
                                            5.375%, 9/1/2022
       -             360,000     360,000    Maryland State Community Development                     -         371,218      371,218
                                            Administration Department of Housing and
                                            Community Development, Residential Series E,
                                            5.70%, 9/1/2017
       -             155,000     155,000    Maryland State Community Development                     -         153,489      153,489
                                            Administration Department of Housing and
                                            Community Development, Series A, 4.85%, 7/1/2024
       -             500,000     500,000    Maryland State Community Development                     -         504,930      504,930
                                            Administration Department of Housing and
                                            Community Development, SFH Series 2, 5.00%,
                                            4/1/2017
   1,000,000            -       1,000,000   Maryland State Department of Transportation,         1,124,610        -        1,124,610
                                            5.50% (Original Issue Yield: 4.59%), 2/1/2016
   1,375,000            -       1,375,000   Maryland State Department of Transportation,         1,477,561        -        1,477,561
                                            Refunding Revenue Bonds, 5.00% (Original Issue
                                            Yield: 3.95%), 5/1/2015
    390,000             -        390,000    Maryland State Economic Development Corp.,            399,188         -         399,188
                                            4.65% (GNMA Collateralized Home Mortgage
                                            Program COL), 12/20/2008
   1,205,000            -       1,205,000   Maryland State Economic Development Corp.,           1,261,984        -        1,261,984
                                            5.60%, 6/1/2010
   1,000,000            -       1,000,000   Maryland State Economic Development Corp.,           1,050,320        -        1,050,320
                                            6.00% (Original Issue Yield: 6.054%), 6/1/2019
    820,000             -        820,000    Maryland State Economic Development Corp.,            878,523         -         878,523
                                            7.125%, 4/1/2019
   1,000,000            -       1,000,000   Maryland State Economic Development Corp.,            977,710         -         977,710
                                            8.25%, 11/1/2026
       -             750,000     750,000    Maryland State Economic Development Corp.                -         817,890      817,890
                                            Department of Transportation Headquarters,
                                            5.375%, 6/1/2019
       -             500,000     500,000    Maryland State Economic Development Corp.                -         519,790      519,790
                                            Morgan State University, Series A, 6.00%,
                                            7/1/2022
       -             350,000     350,000    Maryland State Economic Development Corp.,               -         365,333      365,333
                                            University of Maryland, Series A, 5.75%,
                                            10/1/2033
   1,175,000            -       1,175,000   Maryland State Health & Higher Educational           1,243,326        -        1,243,326
                                            Facilities Authority, (Series A) Revenue Bonds,
                                            5.25% (Medlantic/Helix Parent, Inc.)/(FSA INS),
                                            8/15/2012
       -             400,000     400,000    Maryland State Health & Higher Educational               -         412,176      412,176
                                            Facilities Authority, Board of Child Care,
                                            4.75%, 7/1/2014
       -             500,000     500,000    Maryland State Health & Higher Educational               -         539,155      539,155
                                            Facilities Authority, Frederick Memorial
                                            Hospital, 5.25%, 7/1/2013
       -             500,000     500,000    Maryland State Health & Higher Educational               -         530,130      530,130
                                            Facilities Authority, Good Samaritan Hospital,
                                            5.70%, 7/1/2009
       -             250,000     250,000    Maryland State Health & Higher Educational               -         255,420      255,420
                                            Facilities Authority, Greater Baltimore Medical
                                            Center, 5.00%, 7/1/2020
       -            1,000,000   1,000,000   Maryland State Health & Higher Educational               -        1,051,630    1,051,630
                                            Facilities Authority, Hebrew Home of Greater
                                            Washington, 5.80%, 1/1/2032
       -             250,000     250,000    Maryland State Health & Higher Educational               -         260,675      260,675
                                            Facilities Authority, Hebrew Home of Greater
                                            Washington, 5.60%, 1/1/2020
       -             900,000     900,000    Maryland State Health & Higher Educational               -         920,043      920,043
                                            Facilities Authority, Johns Hopkins, 5.00%,
                                            5/15/2026
       -             500,000     500,000    Maryland State Health & Higher Educational               -         518,815      518,815
                                            Facilities Authority, Johns Hopkins, 5.125%,
                                            11/15/2034
       -            1,000,000   1,000,000   Maryland State Health & Higher Educational               -        1,100,120    1,100,120
                                            Facilities Authority, Johns Hopkins, 6.00%,
                                            Pre-refunded 7/1/2009
       -             250,000     250,000    Maryland State Health & Higher Educational               -         251,015      251,015
                                            Facilities Authority, Kennedy Kreiger Issue,
                                            4.875%, 7/1/2018
       -             500,000     500,000    Maryland State Health & Higher Educational               -         516,035      516,035
                                            Facilities Authority, Kennedy Kreiger Issue,
                                            5.50%, 7/1/2033
       -            1,205,000   1,205,000   Maryland State Health & Higher Educational               -        1,253,851    1,253,851
                                            Facilities Authority, Loyola College, 5.50%,
                                            10/1/2016
       -             250,000     250,000    Maryland State Health & Higher Educational               -         248,762      248,762
                                            Facilities Authority, MedStar Health, 4.375%,
                                            8/15/2013
       -             250,000     250,000    Maryland State Health & Higher Educational               -         256,633      256,633
                                            Facilities Authority, MedStar Health, 5.50%,
                                            8/15/2033
       -             500,000     500,000    Maryland State Health & Higher Educational               -         513,280      513,280
                                            Facilities Authority, Sheppard Pratt, Series A,
                                            5.25%, 7/1/2035
       -             500,000     500,000    Maryland State Health & Higher Educational               -         541,845      541,845
                                            Facilities Authority, Suburban Hospital, Series
                                            A, 5.50%, 7/1/2016
   1,000,000            -       1,000,000   Maryland State Health & Higher Educational           1,024,690        -        1,024,690
                                            Facilities Authority, (Series A), 4.75%
                                            (Original Issue Yield: 4.90%), 11/1/2014
   1,740,000            -       1,740,000   Maryland State Health & Higher Educational           1,857,380        -        1,857,380
                                            Facilities Authority, (Series B), 5.00% (AMBAC
                                            INS)/(Original Issue Yield: 3.84%), 7/1/2015
    250,000             -        250,000    Maryland State Health & Higher Educational            260,830         -         260,830
                                            Facilities Authority, (Series B), 5.00% (AMBAC
                                            INS)/(Original Issue Yield: 4.59%), 7/1/2024
   1,000,000            -       1,000,000   Maryland State Health & Higher Educational           1,000,080        -        1,000,080
                                            Facilities Authority, 4.80%, 10/1/2028
   2,500,000        1,030,000   3,530,000   Maryland State Health & Higher Educational           2,672,075    1,081,974    3,754,049
                                            Facilities Authority, 5.00% (AMBAC
                                            INS)/(Original Issue Yield: 5.27%), 7/1/2027
   2,500,000            -       2,500,000   Maryland State Health & Higher Educational           2,551,650        -        2,551,650
                                            Facilities Authority, 5.00% (Frederick Memorial
                                            Hospital)/(Original Issue Yield: 5.20%),
                                            7/1/2022
   1,465,000            -       1,465,000   Maryland State Health & Higher Educational           1,541,429        -        1,541,429
                                            Facilities Authority, 5.00% (Johns Hopkins
                                            Hospital), 5/15/2013
   1,500,000            -       1,500,000   Maryland State Health & Higher Educational           1,561,245        -        1,561,245
                                            Facilities Authority, 5.00% (MBIA Insurance
                                            Corp. INS)/(Original Issue Yield: 5.17%),
                                            7/1/2019
   2,000,000            -       2,000,000   Maryland State Health & Higher Educational           2,026,640        -        2,026,640
                                            Facilities Authority, 5.00% (Mercy Ridge,
                                            Inc.), 4/1/2008
   1,000,000            -       1,000,000   Maryland State Health & Higher Educational           1,001,210        -        1,001,210
                                            Facilities Authority, 5.00% (Original Issue
                                            Yield: 5.20%), 7/1/2008
   1,000,000            -       1,000,000   Maryland State Health & Higher Educational           1,045,390        -        1,045,390
                                            Facilities Authority, 5.00% (University of
                                            Maryland Medical System), 7/1/2012
   2,000,000            -       2,000,000   Maryland State Health & Higher Educational           2,102,360        -        2,102,360
                                            Facilities Authority, 5.125% (Johns Hopkins
                                            University)/(Original Issue Yield: 5.54%),
                                            7/1/2020
   2,000,000            -       2,000,000   Maryland State Health & Higher Educational           2,123,340        -        2,123,340
                                            Facilities Authority, 5.25% (FSA INS), 8/15/2011
   1,585,000            -       1,585,000   Maryland State Health & Higher Educational           1,696,378        -        1,696,378
                                            Facilities Authority, 5.25% (FSA INS)/(Original
                                            Issue Yield: 5.35%), 7/1/2020
   2,000,000            -       2,000,000   Maryland State Health & Higher Educational           2,130,300        -        2,130,300
                                            Facilities Authority, 5.25% (Johns Hopkins
                                            University)/(Original Issue Yield: 5.52%),
                                            7/1/2017
    845,000             -        845,000    Maryland State Health & Higher Educational            877,972         -         877,972
                                            Facilities Authority, 5.50% (Howard County
                                            General Hospital, MD)/(Original Issue Yield:
                                            5.68%), 7/1/2013
   2,000,000            -       2,000,000   Maryland State Health & Higher Educational           2,057,400        -        2,057,400
                                            Facilities Authority, 5.625% (Mercy Medical
                                            Center)/(Original Issue Yield: 5.80%), 7/1/2031
   1,135,000            -       1,135,000   Maryland State Health & Higher Educational           1,186,325        -        1,186,325
                                            Facilities Authority, 5.80% (Original Issue
                                            Yield: 5.93%), 1/1/2032
   2,250,000            -       2,250,000   Maryland State Health & Higher Educational           2,376,698        -        2,376,698
                                            Facilities Authority, 6.00% (Carroll County, MD
                                            General Hospital), 7/1/2037
   1,370,000            -       1,370,000   Maryland State Health & Higher Educational           1,500,862        -        1,500,862
                                            Facilities Authority, 6.00% (Catholic Health
                                            Initiatives), 12/1/2013
   1,500,000            -       1,500,000   Maryland State Health & Higher Educational           1,555,845        -        1,555,845
                                            Facilities Authority, 6.00% (Original Issue
                                            Yield: 6.05%), 1/1/2015
    250,000             -        250,000    Maryland State Health & Higher Educational            261,588         -         261,588
                                            Facilities Authority, 6.00% (Original Issue
                                            Yield: 6.05%), 7/1/2020
   1,500,000            -       1,500,000   Maryland State Health & Higher Educational           1,553,745        -        1,553,745
                                            Facilities Authority, 6.00% (Original Issue
                                            Yield: 6.146%), 7/1/2031
   1,000,000            -       1,000,000   Maryland State Health & Higher Educational           1,051,370        -        1,051,370
                                            Facilities Authority, Refunding Revenue Bonds,
                                            5.00% (Original Issue Yield: 4.05%), 8/15/2011
    950,000             -        950,000    Maryland State Health & Higher Educational            987,611         -         987,611
                                            Facilities Authority, (Series A), 5.375%
                                            (Loyola College in Maryland, Inc.)/(MBIA
                                            Insurance Corp. INS)/(Original Issue Yield:
                                            5.45%), 10/1/2011
   1,000,000            -       1,000,000   Maryland State IDFA, 5.10% (National Aquarium        1,040,800        -        1,040,800
                                            in Baltimore, Inc.)/(Original Issue Yield:
                                            5.21%), 11/1/2022
       -             10,000       10,000    Maryland State IDFA, Economic Revenue, Series            -         10,067        10,067
                                            1-11, 7.125%, 7/1/2006
       -            1,000,000   1,000,000   Maryland State IDFA, Our Lady of Good Counsel,           -        1,012,480    1,012,480
                                            6.00%, 5/1/2035
   1,000,000            -       1,000,000   Maryland State Stadium Authority, 5.50% (AMBAC       1,017,980        -        1,017,980
                                            INS)/(Original Issue Yield: 5.55%), 3/1/2012
       -            1,000,000   1,000,000   Maryland State Stadium Authority Lease Revenue,          -        1,013,830    1,013,830
                                            Convention Center Expansion, 5.875%, 12/15/2013
       -             500,000     500,000    Maryland State Stadium Authority Lease Revenue,          -         506,355      506,355
                                            Ocean City Convention Center, 5.375%, 12/15/2015
       -             500,000     500,000    Maryland State Stadium Authority Lease Revenue,          -         508,925      508,925
                                            Sports Facilities, 5.55%, 3/1/2013
   2,000,000            -       2,000,000   Maryland State, 5.50%, 3/1/2013                      2,226,820        -        2,226,820
       -             500,000     500,000    Maryland State Transportation Authority, BWI             -         534,030      534,030
                                            Airport, 5.25%, 3/1/2012
       -             250,000     250,000    Maryland State Transportation Authority, BWI             -         266,075      266,075
                                            Airport, 5.25%, 3/1/2014
   1,330,000            -       1,330,000   Montgomery County, MD, Revenue Authority Lease,      1,425,162        -        1,425,162
                                            Revenue Bonds, 5.00%, 4/1/2013
    250,000             -        250,000    Montgomery County, MD, Special Obligation,            263,688         -         263,688
                                            Special Tax, 5.375% (Radian Group, Inc.
                                            INS)/(Original Issue Yield: 5.48%), 7/1/2020
   2,000,000            -       2,000,000   Montgomery County, MD, GO UT, 5.60% (Original        2,188,100        -        2,188,100
                                            Issue Yield: 5.70%), 1/1/2016, Pre-refunded
                                            1/1/2010
       -             600,000     600,000    Montgomery County Economic Development Trinity           -         622,632      622,632
                                            Health Group, 5.125% 12/1/2022
       -             475,000     475,000    Montgomery County GO, Series A, 5.00%                    -         506,170      506,170
                                            Pre-refunded 5/1/2009
       -             500,000     500,000    Montgomery County GO, Series A, 5.00%                    -         532,810      532,810
                                            Pre-refunded 5/1/2009
       -             300,000     300,000    Morgan State University Academic Revenue,                -         315,768      315,768
                                            Series A, 5.00% 7/1/2020
   1,135,000            -       1,135,000   New Baltimore, MD, Board School Commerce,            1,205,892        -        1,205,892
                                            Revenue Bonds, 5.00% (Original Issue Yield:
                                            5.05%), 11/1/2013
   2,500,000            -       2,500,000   Northeast, MD, Waste Disposal Authority,             2,517,600        -        2,517,600
                                            Revenue Bonds, 7.20% (MBIA Insurance Corp.
                                            INS), 10/1/2006
       -             250,000     250,000    Northeast Maryland Waste Disposal Authority              -         261,140      261,140
                                            Revenue, Harford County Resource Recovery
                                            Revenue, 5.25%, 3/15/2014
       -             250,000     250,000    Northeast Maryland Waste Disposal Authority              -         254,085      254,085
                                            Revenue, Montgomery County Resource Recovery
                                            Revenue, 6.00%, 7/1/2006
   1,945,000            -       1,945,000   Prince Georges County, MD, Consolidaed Public        2,116,938        -        2,116,938
                                            Improvement GO UT, Prerefunded, 5.50% (FSA
                                            INS), 10/1/2010
     55,000             -         55,000    Prince Georges County, MD, Consolidated Public        59,651          -          59,651
                                            Improvement GO UT, Unrefunded, 5.50% (FSA INS),
                                            10/1/2010
       -             100,000     100,000    Prince George's County Construction Public               -         108,772      108,772
                                            Improvement, 5.50%, Pre-refunded 10/1/2009
       -            1,000,000   1,000,000   Prince George's County GO, 5.25%, Pre-refunded           -        1,038,240    1,038,240
                                            3/15/2007
       -            1,250,000   1,250,000   Prince George's County PCR Potomac Electric              -        1,356,063    1,356,063
                                            Project, 5.75%, 3/15/2010
       -             40,000       40,000    Prince George's County SFH Mortgage Revenue              -         41,304        41,304
                                            FHLMC/FNMA/GNMA Collateral, Series A, 5.55%,
                                            12/1/2033
   1,000,000            -       1,000,000   Queen Annes County, MD, 5.00% (MBIA Global           1,078,140        -        1,078,140
                                            Funding LLC LOC), 11/15/2016
   1,000,000            -       1,000,000   Queen Annes County, MD, Public Facility, 6.00%       1,065,730        -        1,065,730
                                            (FGIC INS)/(Original Issue Yield: 5.25%),
                                            11/15/2008 (Pre-refunded to 11/15/2007)
   2,250,000            -       2,250,000   St. Mary's College, MD, Refunding Revenue Bonds      2,198,858        -        2,198,858
                                            Academic and Auxiliary Fee (Series A), 4.50%
                                            (AMBAC INS)/(Original Issue Yield: 4.65%),
                                            9/1/2030
   1,000,000            -       1,000,000   St. Mary's College, MD, Refunding Revenue            1,047,840        -        1,047,840
                                            Bonds, 5.25% (MBIA Insurance Corp.
                                            INS)/(Original Issue Yield: 5.30%), 9/1/2027
                                            (Pre-refunded to 9/1/2017)
   2,255,000            -       2,255,000   St. Mary's County, MD, GO UT, 5.00%, 10/1/2018       2,384,031        -        2,384,031
   1,000,000            -       1,000,000   St. Mary's County, MD, GO UT, 5.00% (Original        1,050,570        -        1,050,570
                                            Issue Yield: 5.00%), 10/1/2021
   1,000,000            -       1,000,000   University of Maryland, Auxiliary Facility &         1,054,310        -        1,054,310
                                            Tuition Refunding Revenue Bonds (Series A),
                                            5.00%, 4/1/2009
   1,000,000            -       1,000,000   University of Maryland, Revenue Bonds, 5.25%,        1,067,550        -        1,067,550
                                            10/1/2011
       -             750,000     750,000    University of Maryland System Auxiliary                  -         765,435      765,435
                                            Facility and Tuition Revenue, 5.60%,
                                            Pre-refunded 4/1/2006
       -             250,000     250,000    University of Maryland System Auxiliary                  -         259,360      259,360
                                            Facility and Tuition Revenue, 5.125%,
                                            Pre-refunded 4/1/2007
       -             265,000     265,000    University of Maryland System Auxiliary                  -         275,727      275,727
                                            Facility and Tuition Revenue, 5.00%,
                                            Pre-refunded 4/1/2008
       -             500,000     500,000    Washington DC Metropolitan Area Transit                  -         555,345      555,345
                                            Authority Revenue, 6.00%, 7/1/2010
   1,000,000                    1,000,000   Washington Suburban Sanitation District, MD, GO      1,184,750                 1,184,750
                                            UT , 6.00%, 6/1/2018
       -            1,000,000   1,000,000   Washington Suburban Sanitation District GO,              -        1,057,940    1,057,940
                                            5.00%, Pre-refunded  6/1/2009
                                            Total                                              103,662,428  33,288,215   136,950,643
Puerto Rico - 4.7%
   1,000,000            -       1,000,000   Commonwealth of Puerto Rico, GO UT, 6.25% (MBIA      1,152,250        -        1,152,250
                                            Insurance Corp. INS), 7/1/2012
   2,000,000            -       2,000,000   Puerto Rico HFA, Capital Funding Program, 5.00%      2,088,420        -        2,088,420
                                            (Original Issue Yield: 4.22%), 12/1/2018
       -             250,000     250,000    Puerto Rico Commonwealth Infrastructure                  -         251,890      251,890
                                            Financing Authority Special Tax Revenue, Series
                                            B, 5.00%, 7/1/2041
       -             500,000     500,000    Puerto Rico Commonwealth Public Improvement,             -         552,925      552,925
                                            Series A, 5.50%, 7/1/2018
       -             330,000     330,000    Puerto Rico Electric Power Authority Revenue             -         357,572      357,572
                                            5.00%, 7/1/2019
       -             150,000     150,000(2) Puerto Rico Electric Power Authority,                    -         86,739        86,739
                                            Capital Appreciation, 0.00%, 7/1/2017
       -             315,000     315,000    Puerto Rico Public Buildings Authority Revenue           -         337,998      337,998
                                            Government Facilities, Series G, 5.25%, 7/1/2013
       -             500,000     500,000    Puerto Rico Public Finance Corporation, Series           -         538,155      538,155
                                            A, 5.00%, Pre-refunded 8/1/2011
   1,500,000            -       1,500,000   Puerto Rico Public Finance Corp., (Series A),        1,678,500        -        1,678,500
                                            5.375% (AMBAC INS)/(Original Issue Yield:
                                            4.94%), 6/1/2019
                                            Total                                                4,919,170    2,125,279    7,044,449
Wisconsin - 1.5%
   2,000,000            -       2,000,000   Badger, WI, Tobacco Asset Securitization Corp.,      2,235,580        -        2,235,580
                                            Revenue Bonds, 7.00%, 6/1/2028


     Shares
                                            Total Municipal Bonds (identified cost of           111,892,508  35,413,494  147,306,002
                                            $141,970,611)
Mutual Fund(3) -
      0.4%
    674,655             -        674,655    Maryland Municipal Cash Trust (AT NET ASSET           674,655         -         674,655
                                            VALUE)
                                             Total Investments -      98.5%                    112,567,163  35,413,494   147,980,657
                                            (identified cost $142,645,266)(3)
                                            Other Assets and Liabilities - 1.5%                  1,360,802     801,603     2,162,405
                                            Total Net Assets - 100%                          $113,927,965   $36,215,097 $150,143,062


1. At October 31, 2005, the MTB Maryland Municipal Bond Fund held no securities that are subject to the federal alternative minimum tax.

2    Zero coupon bond.

3    Affiliated company.

4 The cost of investments for federal tax purposes amounts to $108,622,370 for MTB Maryland Municipal Bond Fund and $33,966,205 for FBR Maryland Tax-Free Portfolio.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2005.

 The following acronyms are used throughout this portfolio:
 AMBAC       American Municipal Bond Assurance Corporation
 COL         Collateralized
 FSA         Financial Security Assurance
 GNMA        Government National Mortgage Association
 GO          General Obligations
 HFA         Housing Finance Authority
 IDFA        Industrial Development Finance Authority
 INS         Insured
 LOC         Letter of Credit
 MFH         Multi-Family Housing
 PCR         Pollution Control Revenue
 SFH         Single Family Housing
 UT          Unlimited Tax



MTB Maryland Municipal Bond Fund
FBR Maryland Tax-Free Portfolio
Pro Forma Combining Statements of Assets and Liabilities
October 31, 2005 (unaudited)


                                                       MTB                       FBR
                                                     Maryland                  Maryland         Pro Forma             Proforma
                                               Municipal Bond Fund        Tax-Free Portfolio    Adjustment            Combined
Assets:
Investments in securities, at value                $112,567,163              $35,413,494            $-              $147,980,657
Cash                                                    -                      358,244              -                  358,244
Income receivable                                   1,692,730                  492,689              -                 2,185,419
Receivable for shares sold                              95                      1,200               -                   1,295
Prepaid expenses                                        -                         -                 -                     -
     Total assets                                  114,259,988                36,265,627            -                150,525,615
Liabilities:
Income distribution payable                          291,407                    18,450              -                  309,857
Payable for shares redeemed                             -                       2,978               -                   2,978
Payable for investment advisory fee                     -                       11,568              -                  11,568
Payable for administration fee                          -                       9,254               -                   9,254
Payable for transfer and dividend disbursing            -                         -                 -                     -
agent fees and expenses
Payable for audit fees                                  -                         -                 -                     -
Payable for Trustees' fees                            1,070                       -                 -                   1,070
Payable for portfolio accounting fees                   -                         -                 -                     -
Payable for distribution services fees                2,914                     7,712               -                  10,626
Payable for shareholder services fee                   405                        -                 -                    405
Accrued expenses                                      36,227                     568                -                  36,795
     Total liabilities                               332,023                    50,530              -                  382,553
Net Assets                                         $113,927,965              $36,215,097            $-              $150,143,062
Net Assets Consists of:
Paid in capital                                    $109,730,263              $34,686,649            $-               144,416,912
Net unrealized appreciation of investments          3,888,102                 1,447,289             -                 5,335,391
Accumulated net realized gain on investments         341,962                    77,829              -                  419,791
Undistributed (distributions in excess of )          (32,362)                   3,330               -                 (29,032)
net investment income
     Total Net Assets                              $113,927,965              $36,215,097            $-              $150,143,062
Net Assets:
   Class A Shares                                  $17,534,025               $36,215,097            $-               $53,749,122
   Class B Shares                                   $1,966,132                    $-                $-               $1,966,132
   Institutional I Shares                          $94,427,808                    $-                $-               $94,427,808
Shares Outstanding:
   Class A Shares                                   1,724,084                 3,305,688          $255,285   (a)       5,285,057
   Class B Shares                                    192,953                      -                 -                  192,953
   Institutional I Shares                           9,275,768                     -                 -                 9,275,768
Net Asset Value Per Share
   Class A Shares                                     $10.17                    $10.96              $-                 $10.17
   Class B Shares                                     $10.19                      $-                $-                 $10.19
   Institutional I Shares                             $10.18                      $-                $-                 $10.18
Offering Price Per Share
   Class A Shares                                     $10.65  *                   $-                $-                 $10.65  *
   Class B Shares                                     $10.19                      $-                $-                 $10.19
   Institutional I Shares                             $10.18                      $-                $-                 $10.18
Redemption Proceeds Per Share
   Class A Shares                                     $10.17                      $-                $-                 $10.17
   Class B Shares                                     $9.68   **                  $-                $-                  $9.68 **
   Institutional I Shares                             $10.18                      $-                $-                 $10.18

Investments, at identified cost                    $108,679,061              $33,966,205            $-              $142,645,266
Investments in affiliated issuers                    $674,655                     $-                $-                $674,655

* Computation of offering price per share 100/95.5 of net asset value. The sales charge will be waived on purchases by former FBR Maryland Tax-Free Portfolio shareholders.

** Computation of redemption price per share 95/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination.

(See Notes to Pro Forma Financial Statements)






MTB Maryland Municipal Bond Fund
FBR Maryland Tax-Free Portfolio
Pro Forma Combining Statements of Operations
For the six months ended October 31, 2005 (unaudited)

                                                            MTB                           FBR
                                                          Maryland                     Maryland        Pro Forma      Pro Forma
                                                    Municipal Bond Fund           Tax-Free Portfolio   Adjustment      Combined
Investment Income:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                 $ 6,784   (1)             $ -                  $-            $ 6,783
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Interest                                                 2,732,560                915,482                 -           3,648,042
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income:                                 2,739,344                915,482                 -           3,654,826
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fee                                   414,849                 70,219               60,856   (a)    545,924
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Administrative personnel and services fee                  38,955                 56,175              (43,872)  (b)    51,258
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees                                             2,963                     -                   900    (c)     3,863
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and            19,098                    -                  1,512   (d)    20,610
expenses
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                  3,912                     -                    -             3,912
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                              6,838                     -                  1,223   (e)     8,061
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                 1,606                     -                    -             1,606
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio accounting fees                                  23,194                    -                  7,204   (f)    30,398
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Distribution services fee - Class A Shares                 23,686                 46,812                  -            70,498
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Distribution services fee - Class B Shares                 7,297                     -                    -             7,297
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder services fee - Class A Shares                  23,800                  2,923               43,889   (g)    70,612
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder services fee - Class B Shares                  2,201                     -                    -             2,201
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder services fee - Institutional I Shares         121,877                    -                    -            121,877
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Share registration costs                                   16,475                    -                    -            16,475
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Printing and postage                                       3,911                     -                   504    (h)     4,415
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Insurance premiums                                         6,133                     -                    -             6,133
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                              1,511                   3,658               (3,658)  (i)     1,511
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                       718,306                 179,787              68,558          966,651
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Waivers and Reimbursement --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Waiver/reimbursement of investment adviser          (112,745)                   -                (19,915)  (j)   (132,660)
fee
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Waiver of distribution services fee-Class A          (13,350)                   -                (26,215)  (k)   (39,565)
Shares
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Waiver of shareholder services fees-Class A          (23,840)                   -                (46,772)  (l)   (70,612)
Shares
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Waiver of shareholder services fees-Class B            (98)                     -                    -             (98)
Shares
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Waiver of shareholder services fees-Class           (121,877)                   -                    -           (121,877)
Institutional I Shares
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Waivers and Reimbursements                         (271,910)                   -                (92,902)        (364,812)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                              446,396                 179,787             (24,344)         601,839
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                               $2,292,948              $735,695              $24,344       $3,052,987
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                          204,662                 46,081                  -            250,743
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                   (1,882,824)              (640,293)                -          (2,523,117)
(depreciation) of investments
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on         (1,678,162)              (594,212)                -          (2,272,374)
investments
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
          Change in net assets resulting from             $614,786               $141,483              $24,344        $780,613
operations
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Including $1,574 received from affiliated
issuers.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
(See Legend to Pro Forma Adjustments on the
following page)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
(See Notes to Pro Forma Financial Statements)
-----------------------------------------------------------------------------------------------------------------------------------

MTB Maryland Municipal Bond Fund
FBR Maryland Tax-Free Portfolio
Notes to Pro Forma Financial Statements
Six Months Ended October 31, 2005 (Unaudited)



Note 1. Description of the Fund

MTB Maryland Municipal Bond Fund, a series of MTB Group of Funds, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

MTB Maryland Municipal Bond Fund consists of three classes of shares: Class A Shares, Class B Shares and Institutional I Shares. All s hares of the Fund have equal rights with respect to voting, except on class-specific matters. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of MTB Maryland Municipal Bond Fund and FBR Maryland Tax-Free Portfolio (individually referred to as the "Fund", or collectively as the "Funds"), for the year ended October 31, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2005.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of FBR Maryland Tax-Free Portfolio for Class A Shares of MTB Maryland Municipal Bond Fund. Under generally accepted accounting principles, MTB Maryland Municipal Bond Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the six months ended October 31, 2005, MTB Maryland Municipal Bond Fund and FBR Maryland Tax-Free Portfolio paid investment advisory fees computed at the annual rate of 0.70% and 0.375%, respectively, as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by MTB Investment Advisors, Inc. and FBR Fund Advisers, Inc. and their affiliates.


Note 3. Portfolio Valuation

Fixed income securities, unlisted securities and short-term securities are valued at the process provided by any independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees.


Note 4. Shares of Beneficial Interest

The Pro Forma Class A Shares net asset value per share assumes the issuance of 3,560,973 Class A Shares of the MTB Maryland Municipal Bond Fund in exchange for 3,305,688 shares of the FBR Maryland Tax-Free Portfolio which would have been issued at October 31, 2005 in connection with the proposed reorganization.

Note 5. Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, MTB Maryland Municipal Bond Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.





Note 6.  Proforma Adjustments

(a) MTB Investment Advisors, Inc. (the "Advisor"), receives for its services an annual investment advisory fee equal to 0.70% of the average daily net assets of the MTB Maryland Municipal Bond Fund, a series of MTB Group of Funds (the "MTB Fund"). FBR Fund Advisers, Inc. serves as investment advisor to the FBR Maryland Tax-Free Portfolio and receives for its services an annual investment advisory fee equal to 0.375% of the average daily net assets of the FBR Maryland Tax-Free Portfolio. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.70% of the pro forma combined fund's ("MTB Pro Forma Combined Fund") average daily net assets.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the MTB Pro Forma Combined Fund in order to limit the MTB Fund's Class A Shares total operating expenses to no more than 0.85% of average daily net assets for the period starting from the effective date of the Reorganization through April 30, 2008. The Advisor may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the MTB Pro Forma Combined Fund. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

(b) Federated Services Company (FServ) and M&T Securities, Inc. (M&T Securities) serve as co-administrators to the MTB Fund and provide the MTB Fund with certain administrative personnel and services necessary to operate the MTB Fund. The fees paid to FServ and M&T Securities are based on the level of average aggregate daily net assets of the MTB Fund. FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion. As of October 31, 2005, FBR National provided administrative, transfer agency and custodial services to the FBR Maryland Tax-Free Portfolio and paid operating expenses (not including extraordinary legal fees, marketing costs, outside of routine shareholder communications and interest costs) of the Fund. For these services, FBR National received a fee at an annual rate based on the Fund's average daily net assets. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the MTB Fund on the MTB Pro Forma Combined Fund's average daily net assets.

(c) Adjustment to reflect custodian fees resulting from the combining of two portfolios into one.

(d) Adjustment to reflect transfer and dividend disbursing agent fees and expenses due to the combining of two portfolios into one.

 (e) Adjustment to reflect auditing fee resulting from the combining of two portfolios into one.

(f) Adjustment to reflect portfolio accounting fee resulting from the combining of two portfolios into one.

 (g) Under the terms of a Shareholder Services Agreement with FServ and M&T Securities, M&T Securities may receive from FServ up to 0.25% of average net assets of the MTB Fund's shares. M&T Securities may voluntarily choose to waive any portion of its fee with respect to the Funds.

(h) Printing and postage expenses are adjusted to reflect fees resulting from the combining of two portfolios into one.

(i) Miscellaneous expenses are adjusted to reflect fees resulting from the combining of two portfolios into one.

 (j) Adjustment to reflect the waiver of investment adviser fee based on the combined average net assets of the MTB Pro Forma Combined Fund.

(k) Adjustment to reflect the waiver of distribution services fees for MTB Pro Forma Combined Fund Class A Shares based on the combined average net assets of the Funds.

(l) Adjustment to reflect the waiver of shareholder services fee for MTB Pro Forma Combined Fund Class A Shares based on the combined average net assets of the Funds.



INTRODUCTION
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of MTB Virginia Municipal Bond Fund and FBR Virginia Tax-Free Portfolio (individually referred to as the "Fund," or collectively as the "Funds"), for the six months ended October 31, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2005. As of October 31, 2005, MTB Virginia Municipal Bond Fund was not effective with the SEC and held no investments.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of FBR Virginia Tax-Free Portfolio for Class A Shares of MTB Virginia Municipal Bond Fund. Under generally accepted accounting principles, FBR Virginia Tax-Free Portfolio will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.



MTB Virginia Municipal Bond Fund
FBR Virginia Tax-Free Portfolio
Pro Forma Combining Portfolio of Investments
October 31, 2005 (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
        MTB                FBR                                                                 MTB             FBR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Virginia           Virginia     Pro Forma                                               Virginia       Virginia      Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund     Tax-Free      Combined                                               Municipal      Tax-Free       Combined
                        Portfolio                                                            Bond Fund      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                              Value
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS - 98.8%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Virginia - 91.5%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        $-              $650,000      $650,000    Albermarle County, VA IDA, Martha             $-          $692,503       $692,503
                                                  Jefferson Hospital, 5.25%, 10/1/2015
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Alexandria, VA Construction, Public           -            553,165       553,165
                                                  Improvement, 5.75%, Pre-refunded
                                                  6/15/2010
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               250,000      250,000     Alexandria, VA IDA Educational                -            256,432       256,432
                                                  Facilities Episcopal High School,
                                                  5.00%, 1/1/2029
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               115,000      115,000     Alexandria, VA Redevelopment and              -            115,385       115,385
                                                  Housing Authority, 5.5%, 1/1/2029
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               350,000      350,000     Arlington County GO, 5.25%,                   -            379,981       379,981
                                                  Pre-refunded 2/1/2012
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               350,000      350,000     Arlington County IDA, MFH, Arna               -            362,334       362,334
                                                  Valley View Apartments, 4.85%,
                                                  6/1/2012
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Arlington County IDA MFH, Colonial            -            513,510       513,510
                                                  Village Apartments, 5.15%, 11/1/2031
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               200,000      200,000     Chesterfield County IDA PCR, 5.875%,          -            219,014       219,014
                                                  6/1/2017
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               50,000        50,000     Chesterfield County IDA Lease                 -            51,742         51,742
                                                  Revenue, 4.75%, 11/1/2016
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               650,000      650,000     Fairfax County IDA Revenue Inova,             -            688,779       688,779
                                                  Health System Hospitals, 5.25%,
                                                  8/15/2019
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               230,000      230,000     Fairfax County IDA Revenue Inova,             -            240,789       240,789
                                                  Health System Hospitals, 5.0%,
                                                  8/15/2023
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               100,000      100,000     Fairfax County IDA Revenue Inova,             -            107,526       107,526
                                                  Health System Project, 5.0%,
                                                  8/15/2013
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               50,000        50,000     Fairfax County Sewer Revenue, 5.875%,         -            51,965         51,965
                                                  Pre-refunded 7/15/2006
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               260,000      260,000     Fairfax County Water Authority                -            271,778       271,778
                                                  Revenue, 5.0%, Pre-refunded 4/1/2007
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               800,000      800,000     Fairfax County Water Authority                -            872,704       872,704
                                                  Revenue, 5.8%, 1/1/2016
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               140,000      140,000     Fairfax County Water Authority                -            145,865       145,865
                                                  Revenue, 5.0%, 4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               100,000      100,000     Fairfax County Water Authority                -            108,887       108,887
                                                  Revenue, 5.0%, 4/1/2021
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               630,000      630,000     Fairfax County Water Authority                -            664,826       664,826
                                                  Revenue, 6.0%, 4/1/2022
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               705,000      705,000     Frederick County IDA Lease Revenue            -            762,669       762,669
                                                  Government Complex Facilities,5.0%,
                                                  12/1/2014
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               250,000      250,000     Fredericksburg, VA IDA Student                -            251,417       251,417
                                                  Housing, Revenue Mary Washington
                                                  College, Apartments Project, 5.35%,
                                                  4/1/2029
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               350,000      350,000     Halifax County IDA Hospital Revenue,          -            368,946       368,946
                                                  Halifax Regional Hospital, Inc, 5.0%,
                                                  9/1/2011
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               300,000      300,000     Hampton Roads Regional Jail                   -            310,641       310,641
                                                  Authority, Series A, 5.5%,
                                                  Pre-refunded 7/1/2006
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -              1,000,000    1,000,000    Hanover County GO, 5.4%, 7/15/2016            -           1,035,190     1,035,190
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               120,000      120,000     Henrico County, VA IDA Revenue                -            123,268       123,268
                                                  Educational, Facilities-Collegiate
                                                  Schools, 5.10%, 10/15/2029
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               250,000      250,000     Henrico County, VA Economic                   -            260,602       260,602
                                                  Development, Authority Revenue Bon
                                                  Secours, Health Systems, Inc., 5.60%,
                                                  11/15/2030
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Loudoun County GO, Series B, 5.25%,           -            552,380       552,380
                                                  12/1/2014
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               245,000      245,000     Metropolitan Washington DC Airport,           -            258,943       258,943
                                                  Authority System, Series D, 5.375%,
                                                  10/1/2018
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               335,000      335,000     Metropolitan Washington DC Airport,           -            353,656       353,656
                                                  Authority System, Series D, 5.375%,
                                                  10/1/2019
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Montgomery County IDA, Series C,              -            526,445       526,445
                                                  5.125%, 1/15/2019
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               250,000      500,000     Newport News, VA GO, 5.75%,                   -            262,580       262,580
                                                  Pre-refunded 1/15/2007
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Newport News, VA GO, 5.0%, 3/1/2018           -            521,465       521,465
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Norfolk, VA Water Revenue, 5.75%,             -            516,450       516,450
                                                  11/1/2012
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Norfolk, VA Water Revenue, 5.875%,            -            516,630       516,630
                                                  11/1/2015
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Prince William County Service                 -            541,515       541,515
                                                  Authority, Water and Sewer System
                                                  Revenue, 5.5%, Pre-refunded 7/1/2009
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               200,000      200,000     Richmond, VA Metropolitan, Authority          -            221,586       221,586
                                                  Expressway Revenue, 5.25%, 7/15/2017
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -              1,000,000    1,000,000    Richmond, VA Public Utilities                 -           1,044,220     1,044,220
                                                  Revenue, Series A, 5.25%, 1/15/2018
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Richmond, VA Refunding and                    -            537,805       537,805
                                                  Improvement GO, Series A, 5.125%,
                                                  Pre-refunded 1/15/2010
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               300,000      300,000     Roanoke, VA GO Public Improvement,            -            319,380       319,380
                                                  Series B, 5.0%, 10/1/2011
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -              1,000,000    1,000,000    Southeastern Public Servicing                 -           1,084,440     1,084,440
                                                  Authority, Series B, 5.0%, 7/1/2015
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               580,000      580,000     Suffolk, VA Redevelopment and                 -            604,459       604,459
                                                  Housing, Authority MFH Village
                                                  Apartments, Series A, 5.6%, 2/1/2033
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               575,000      575,000     Upper Occoquan Sewage Authority               -            631,666       631,666
                                                  Revenue, Series A, 5.15%, 7/1/2020
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               50,000        50,000     Virginia Beach, VA  Development               -            54,150         54,150
                                                  Authority Revenue General Hospital
                                                  Project, 5.125%, 2/15/2018
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Virginia Beach, VA Development                -            503,225       503,225
                                                  Authority Revenue Residential Care
                                                  Facility, 5.375%, 11/1/2032
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -              1,075,000    1,075,000    Virginia Beach, VA Public Improvement         -           1,134,383     1,134,383
                                                  GO, 5.0%, Pre-refunded 8/1/2008
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               250,000      250,000     Virginia Beach, VA Public Improvement         -            270,300       270,300
                                                  GO, Series B,  5.0%, 5/1/2020
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               50,000        50,000     Virginia Beach, VA Development                -            51,146         51,146
                                                  Authority Revenue Town Center Project
                                                  Phase I, Series A, 4.25%, 8/1/2013
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               100,000      100,000     Virginia Beach, VA Development                -            106,651       106,651
                                                  Authority, Lease Revenue Social
                                                  Services Facility, 5.0%, 12/1/2017
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               250,000      250,000     Virginia Commonwealth Transportation          -            270,688       270,688
                                                  Board Revenue U.S. Route 58 Corridor
                                                  Development, 5.5%, Pre-refunded
                                                  5/15/2009
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               100,000      100,000     Virginia Housing Development                  -            103,570       103,570
                                                  Authority, Revenue Rental Housing,
                                                  Series L, 5.35%, 2/1/2009
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               80,000        80,000     Virginia Housing Development                  -            82,881         82,881
                                                  Authority, Revenue Rental Housing,
                                                  Series H, 5.25%, 11/1/2010
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               500,000      500,000     Virginia Housing Development                  -            520,170       520,170
                                                  Authority, Revenue Rental Housing,
                                                  Series N, 5.125%, 1/1/2015
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               300,000      300,000     Virginia MFH Development Authority,           -            310,356       310,356
                                                  Series G, 5.0%, 11/1/2013
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               100,000      100,000     Virginia Port Authority Commonwealth          -            102,760       102,760
                                                  Revenue, 5.9%, Pre-refunded 7/1/2006
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               350,000      350,000     Virginia Public School Authority              -            369,334       369,334
                                                  Revenue, Series A, 5.0%, Pre-refunded
                                                  8/1/2008
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               750,000      750,000     Virginia State GO, 5.25%,                     -            799,740       799,740
                                                  Pre-refunded 6/1/2009
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               350,000      350,000     Winchester, VA Public Improvement,            -            385,119       385,119
                                                  5.625%, Pre-refunded 6/1/2010
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total                                         -          22,968,011     22,968,011
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico - 7.3%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               250,000      250,000     Puerto Rico Commonwealth Highway and          -            272,625       272,625
                                                  Transportation Authority Revenue,
                                                  Series W, 5.5%, 7/1/2013
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               215,000      215,000     Puerto Rico Commonwealth GO, Public           -            217,715       217,715
                                                  Improvement, Series A, 5.0%, 7/1/2033
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -              1,000,000    1,000,000    Puerto Rico Public Buildings                  -           1,073,010     1,073,010
                                                  Authority Revenue Government
                                                  Facilities, Series G, 5.25%, 7/1/2013
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         -               250,000      250,000     Puerto Rico Public Finance                    -            269,078       269,078
                                                  Corporation, Commonwealth, Series
                                                  A,5.0%, Pre-refunded 8/1/2011
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total                                         -           1,832,428     1,832,428
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments -      98.8%               -          24,800,439     24,800,439
                                                  (Identified Cost $23,789,249)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                  Other Assets and Liabilities - 1.2%           -            306,979       306,979
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Net Assets - 100%                       $-        $25,107,418   $ 25,107,418
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Note:         The categories of investments are shown as a percentage of total net assets at October 31, 2005.

The following acronyms are used throughout this portfolio:
GO    General Obligation
IDA   Industrial Development Authority
MFH   Multi-Family Housing
PCR   Pollution Control Revenue



MTB Virginia Municipal Bond Fund
FBR Virginia Tax-Free Portfolio
Pro Forma Combining Statements of Assets & Liabilities
October 31, 2005 (unaudited)


-----------------------------------------------------------------------------------------------------------------
                                                MTB               FBR
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                             Virginia          Virginia        Pro Forma       Proforma
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                          Municipal Bond       Tax-Free        Adjustment      Combined
                                               Fund            Portfolio
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Investments in securities, at value             $ -          $ 24,800,439          $-         $24,800,439
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cash                                             -              29,411             -            29,411
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Income receivable                                -              371,117            -            371,117
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Receivable for shares sold                       -                 1               -               1
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
     Total assets                                -            25,200,968           -          25,200,968
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Liabilities:
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Income distribution payable                      -              10,717             -            10,717
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Payable for shares redeemed                      -              62,246             -            62,246
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Payable for investment advisory fee              -               8,069             -             8,069
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Payable for administration fee                   -               6,456             -             6,456
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Payable for distribution services fees           -               5,380             -             5,380
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Accrued expenses                                 -                682              -              682
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
     Total liabilities                           -              93,550             -            93,550
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net Assets                                      $ -          $ 25,107,418          $-         $25,107,418
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net Assets Consists of:
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Paid-in capital                                 $-           $ 23,867,291          $-         $23,867,291
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                      -             1,011,190           -           1,011,190
(depreciation) of investments
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on                 -              228,212            -            228,212
investments
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income              -                725              -              725
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
     Total Net Assets                           $-           $ 25,107,418          $-         $25,107,418
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding                               -             2,248,603           -           2,248,603
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                       $-              $11.17             $-           $11.17
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Offering Price Per Share                        $-              $11.17             $-           $11.70       *
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Redemption Proceeds Per Share                   $-              $11.17             $-           $11.17
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Investments, at identified cost                 $-           $ 23,789,249          $-         $23,789,249
-----------------------------------------------------------------------------------------------------------------

* Computation of offering price per share 100/95.5 of net asset value. The sales charge will be waived on purchases by former FBR Virginia Tax-Free Portfolio shareholders.


MTB Virginia Municipal Bond Fund
FBR Virginia Tax-Free Portfolio
Pro Forma Combining Statements of Operations
For the Six Months Ended October 31, 2005 (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                      MTB                      FBR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Virginia                Virginia               Pro Forma            Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              Municipal Bond Fund      Tax-Free Portfolio         Adjustment             Combined
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Interest                                              $ -                   $587,739                  $-                 $587,739
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income:                               -                     587,739                   -                 587,739
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Investment advisory fee                                -                     48,291                 41,852     (a)        90,143
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Administrative personnel and services fee              -                     38,633                (34,564)    (b)        4,069
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Custodian fees                                         -                        -                     690      (c)         690
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent                 -                        -                   10,541     (d)        10,541
fees and expenses
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Directors'/Trustees' fees                              -                        -                    4,152     (e)        4,152
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                          -                        -                    6,781     (f)        6,781
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legal fees                                             -                        -                    1,966     (g)        1,966
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Portfolio accounting fees                              -                        -                    6,959     (h)        6,959
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Distribution services fee - Class A Shares             -                     32,194                    -                  32,194
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Shareholder services fee - Class A Shares              -                      3,591                 28,603     (i)        32,194
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Share registration costs                               -                        -                   14,206     (j)        14,206
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Printing and postage                                   -                        -                    3,781     (k)        3,781
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Insurance premiums                                     -                        -                    4,537     (l)        4,537
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                          -                      3,503                 (2,535)    (m)         968
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                    -                     126,212                86,970               213,182
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Waivers and Reimbursement --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Waiver/reimbursement of investment                -                        -                  (65,090)    (n)       (65,090)
adviser fee
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Waiver of shareholder services                    -                        -                  (32,194)    (o)       (32,194)
fees-Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Waivers and Reimbursements                       -                        -                  (97,284)              (97,284)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                           -                     126,212                                     126,212
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                             $-                   $461,527                  $-                 $461,527
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss on
Investments:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                       -                     30,935                    -                  30,935
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                  -                    (484,517)                  -                (484,517)
(depreciation) of investments
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain                  -                    (453,582)                  -                (453,582)
(loss) on investments
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          Change in net assets resulting              $ -                    $7,945                   $-                  $7,945
from operations
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(See Legend to Pro Forma Adjustments on
the following page)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Pro Forma Financial
Statements)
------------------------------------------------------------------------------------------------------------------------------------


MTB Virginia Municipal Bond Fund
FBR Virginia Tax-Free Portfolio
Notes to Pro Forma Financial Statements
Six Months Ended October 31, 2005 (Unaudited)



Note 1. Description of the Fund

MTB Virginia Municipal Bond Fund, a series of MTB Group of Funds, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

MTB Virginia Municipal Bond Fund consists of one class of shares: Class A
Shares.

Note 2. Basis of Combination
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of MTB Virginia Municipal Bond Fund and FBR Virginia Tax-Free Portfolio (individually referred to as the "Fund", or collectively as the "Funds"), for the six months ended October 31, 2005. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2005.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of FBR Virginia Tax-Free Portfolio for Class A Shares of MTB Virginia Municipal Bond Fund. Under generally accepted accounting principles, FBR Virginia Tax-Free Portfolio will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended October 31, 2005, FBR Virginia Tax-Free Portfolio paid and MTB Virginia Municipal Bond Fund would have paid investment advisory fees computed at the annual rate of 0.375% and 0.70%, respectively, as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by MTB Investment Advisors, Inc. and FBR Fund Advisers, Inc. and their affiliates.

Note 3. Portfolio of Investments
The MTB Virginia Municipal Bond Fund had not become effective with the Securities and Exchange Commission as of October 31, 2005. The Portfolio of Investments provided is for the FBR Virginia Tax-Free Portfolio as of October 31, 2005, and it is not anticipated to change significantly in connection with the proposed reorganization.


Note 4. Portfolio Valuation

Fixed income securities, unlisted securities and short-term securities are valued at the process provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees.


Note 5. Shares of Beneficial Interest
The Pro Forma Class A Shares net asset value per share assumes the issuance of 2,248,603 Class A Shares of the MTB Virginia Municipal Bond Fund in exchange for 2,248,603 Shares of the FBR Virginia Tax-Free Portfolio which would have been issued at October 31, 2005 in connection with the proposed reorganization.

Note 6. Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, MTB Virginia Municipal Bond Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.


Note 7.  Proforma Adjustments
(a) MTB Investment Advisors, Inc. (the "Advisor"), will receive for its services an annual investment advisory fee equal to 0.70% of the average daily net assets of the MTB Virginia Municipal Bond Fund, a series of MTB Group of Funds (the "MTB Fund"). FBR Fund Advisers, Inc. serves as investment advisor to the FBR Virginia Tax-Free Portfolio and receives for its services an annual investment advisory fee equal to 0.375% of the average daily net assets of the FBR Virginia Tax-Free Portfolio. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.70% of the pro forma combined fund's ("MTB Pro Forma Combined Fund") average daily net assets.
The Advisor has agreed to contractually waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the MTB Pro Forma Combined Fund in order to limit the Fund's Class A Shares total operating expenses to no more than 0.90% of average daily net assets for the period starting from the effective date of the Reorganization through April 30, 2008. The Advisor may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of the Fund. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.
(b) Federated Services Company (FServ) and M&T Securities, Inc. (M&T Securities) serve as co-administrators to the MTB Fund and provide the MTB Fund with certain administrative personnel and services necessary to operate the MTB Fund. The fees paid to FServ and M&T Securities are based on the level of average aggregate daily net assets of the MTB Fund. FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion. As of October 31, 2005, FBR National provided administrative, transfer agency and custodial services to the FBR Virginia Tax-Free Portfolio and paid operating expenses (not including extraordinary legal fees, marketing costs, outside of routine shareholder communications and interest costs) of the Fund. For these services, FBR National received a fee at an annual rate based on the Fund's average daily net assets. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the MTB Funds on the MTB Pro Forma Combined Fund's average daily net assets.
(c) Adjustment to reflect the custodian fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(d) Adjustment to reflect the transfer and dividend disbursing agent fees and expenses as a separate fund expense and to reflect the current expense structure for the MTB Fund.
(e) Adjustment to reflect Trustees' fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(f) Adjustment to reflect auditing fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(g) Adjustment to reflect legal fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(h) Adjustment to reflect portfolio accounting fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(i) Under the terms of a Shareholder Services Agreement with FServ and M&T Securities, M&T Securities may receive from FServ up to 0.25% of average net assets of the Fund's Class A shares. M&T Securities may voluntarily choose to waive any portion of its fee with respect to the Fund.
(j) Adjustment to reflect share registration fees as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(k) Adjustment to reflect printing and postage as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(l) Adjustment to reflect insurance premiums as a separate fund expense and to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(m) Miscellaneous expenses are adjusted to reflect the current expense structure for the MTB Pro Forma Combined Fund.
(n) Adjustment to reflect the waiver of investment adviser fee to reflect the contractual waiver agreed to by the Advisor.
(o) Adjustment to reflect the waiver of shareholder services fee for MTB Pro Forma Combined Fund Class A Shares to reflect the expense structure for the MTB Fund.




THE FBR FUNDS
FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio


Investment Adviser and Administrator
FBR FUND ADVISERS, INC.
1001 Nineteenth Street North
Arlington, Virginia 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 Nineteenth Street North
Arlington, Virginia 22209





                                     PART C

                                OTHER INFORMATION

Item 15.    Indemnification

            Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 4 of Article VII of the Registrant's Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust"). The Registrant's officers and Trustees are also entitled to purchase with Trust property coverage under an Errors & Omissions Policy pursuant to Section 7 of Article VII of the Declaration of Trust.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the 1933 Act, and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

            Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended (the "1940 Act"), for Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the SEC as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that, in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not "interested persons" of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees, or independent legal counsel in a written opinion, makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.    Exhibits

(1)     (a) Conformed copy of Amended and Restated Agreement and Declaration of Trust of MTB Group of Funds, a Delaware Statutory Trust; (41)
        (b) Conformed copy of Amendment to Certificate of Trust of MTB Group of Funds, a Delaware Statutory Trust; (38)
(2)     (a) Copy of Amended and Restated By-Laws of MTB Group of Funds, a
            Delaware Statutory Trust; (38)
        (b) Copy of Amendment #1 to the Amended and Restated By-Laws of MTB Group of Funds; (41)
        (c) Copy of Amendment #2 to the Amended and Restated By-Laws of MTB Group of Funds; (44)
(3)         Not applicable.
(4) Forms of Agreement and Plans of Reorganization are filed herewith as Exhibits A and B to the Proxy Statement/Prospectus.
(5)         The rights of security holders of the Registrant are defined in the following sections of the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws:
        (a) Agreement and
            Declaration of Trust. See Article III, "Shares," Section 6; Article V, "Shareholders' Voting Powers and Meetings," Section 1; and
            Article VI, "Net Asset Value, Distributions and Redemptions,"
            Section 2.
        (b) By-Laws. See Article II, "Meetings of Shareholders," Section 6
            and Section 9.
(6)     (a) Conformed copy of Investment Advisory Agreement of the
            Registrant (27 funds) dated August 22, 2003; (39)
        (b) Conformed copy of Investment Advisory Agreement of the
            Registrant (2 money market funds) dated August 22, 2003; (43)
        (c) Conformed copy of Investment Advisory Agreement of the
            Registrant (5 funds) dated August 22, 2003; (39)
        (d) Conformed copy of Sub-Advisory Agreement for the MTB Small
            Cap Stock Fund (Mazama Capital Management, Inc.), dated August
            22, 2003; (39)
        (e) Conformed copy of Sub-Advisory Agreement for MTB Small Cap
            Stock Fund (LSV Asset Management), dated August 22, 2003; (39)
        (f) Conformed copy of Sub-Advisory Agreement for MTB
            International Equity (UBS Global Asset Management), dated August 22, 2003; (39)
        (g) Conformed copy of Amendment to Sub-Advisory Agreement for MTB
            Small Cap Stock Fund (Mazama Capital Management, Inc.); (39)
        (h) Conformed copy of Amendment to Sub-Advisory Agreement for MTB
            Small Cap Stock Fund (LSV Asset Management); (39)
        (i) Conformed copy of Amendment to Sub-Advisory Agreement for MTB International Equity Fund (UBS Global Asset Management
            (Americas), Inc.); (39)
        (j) Conformed copy of Investment Advisory Contract Letter
            Agreement, dated April 1, 2004; (39)
        (k) Conformed copy of Sub-Advisory Agreement for MTB Large Cap
            Value Fund and MTB Large Cap Value Fund II (NWQ Investment Management Company, LLC) dated December 8, 2004; (42)
        (l) Conformed copy of Sub-Advisory Agreement for MTB Equity
            Income Fund (DePrince, Race & Zollo, Inc.) dated December 8,
            2004; (42)
        (m) Conformed copy of Investment Advisory Contract Letter
            Agreement, dated February 15, 2005 (Variable Annuity Funds); (44)
        (n) Conformed copy of Investment Sub-Advisory Contract Letter
            Agreement for the Mid Cap Stock Fund, dated December 8, 2004; (43)
        (o) Conformed copy of Investment Sub-Advisory Contract Letter
            Agreement for the Small Cap Stock Fund, dated December 8, 2004;
            (43)
        (p) Conformed copy of Schedule A to the Investment Advisory
            Agreement of the Registrant (27 funds) dated August 22, 2003; (43)
        (q) Conformed copy of Schedule A to the Investment Advisory
            Agreement of the Registrant (2 money market funds); (44)
        (r) Conformed copy of Schedule A to the Investment Advisory
            Agreement of the Registrant (27 funds); (44)

 (7)    (a) Conformed copy of Distributor's Contract of the Registrant, dated August 15, 2003; (39)
        (b) Conformed copy of Amendment to Distributor's Contract
            (September 22, 2003); (39)
        (c) Conformed copy of Amendment #1 to Exhibit B to the Distributor's Contract; (43)
        (d) Conformed copy of Agreement for Administrative Services between the Registrant and Manufacturers and Traders Trust Company; (43)
        (e) Form of Mutual Fund Sales and Services Agreement of the
            Registrant; (40)
(8)         Not applicable;
(9)     (a) Conformed copy of Custodian Agreement of the Registrant, dated
            December 7, 2004 and copy of Schedules A-D to the Custodian Agreement of the Registrant; (42)
        (b) Conformed copy of Custody, Fund Accounting and Fund
            Administration Fee Schedule; (40)
        (c) Conformed copy of Securities Lending Authorization Agreement between MTB Group of Fund and State Street Bank & Trust Company;
            (41)
        (d) Copy of Appendix A to the Custodian Agreement between the
            Registrant and State Street Bank, dated April 29, 2005; (43)
        (e) Conformed copy of Funds Transfer Addendum to the Custodian
            Contract; (44)
(10)    (a) Conformed copy of Rule 12b-1 Agreement of the Registrant and
            Edgewood Services, Inc.; (41)
        (b) Conformed copy of Rule 12b-1 Plan regarding Class B Shares and
            Class C Shares of the Registrant; (40)
        (c) Conformed copy of Rule 12b-1 Plan (non-Class B Shares and Class
            C Shares) of the Registrant; (40)
        (d) Copy of Dealer (Sales) Agreement; (7)
        (e) Copy of Amendment #1 to Exhibit A to the Rule 12b-1 Plan; (43)
        (f) Conformed copy of Contract Defining Responsibility for Fees
            Under Non-Conforming Dealer Agreement;    (43)
(11) Form of Opinion and Consent of Counsel (Reed Smith LLP) as to the legality of the securities being registered; (45)
(12) Form of Tax Opinion of Reed Smith LLP, supporting the tax matters and consequences to shareholders for the reorganization pursuant to
            Section 368(a)(1)(C) of the Internal Revenue Code discussed in the Proxy Statement/Prospectus for the Reorganization; (to be filed by amendment)
(13)    (a) Copy of Recordkeeping Agreement of the Registrant; (43)
        (b) Copy of Recordkeeping Agreement of the Registrant for the VA
            Funds; (43)
        (c) Conformed copy of Agreement for Administrative Services and
            Transfer Agency Services between the Registrant and Federated Services Company, dated November 1, 2000; (43)
        (d) Conformed copy of Financial Administration and Accounting
            Services Agreement between Registrant and State Street Bank and Trust Company, dated November 8, 2000; (43)
        (e) Conformed copy of Shareholder Services Agreement of the
            Registrant, dated November 8, 2000; (43)
        (f) Conformed copy of Shareholder Services Plan, dated November 1,
            2000; (43)
        (g) Conformed copy of Shareholder Services Plan for the VA Funds, dated February 22, 2005; (43)
        (h) Conformed copy of Participation Agreement of the Registrant, including Exhibits A-E; (36)
        (i) Conformed copy of Indemnification Agreement of the Registrant;
            (36)
        (j) Conformed copy of Service Mark License Agreement; (39)
        (k) Conformed copy of Assignment and Consent of Fund
            Participation Agreement; (40)
        (l) Conformed copy of Participation Agreement among MTB Group of
            Funds, Edgewood Services, Inc., MTB Investment Advisors, Inc., TransAmerica Life Insurance Co. and TransAmerica Financial Life Insurance Co.; (41)
        (m) Conformed copy of Participation Agreement among MTB Group of Funds, Edgewood Services, Inc., MTB Investment Advisors, Inc., and Hartford Life Insurance Company, dated May 1, 2004, including Schedules A-E;
            (42)
        (n) Conformed copy of Agreement for Transfer Agency Services between the Registrant and Boston Financial Data Services, Inc., dated November 1, 2000; (43)
        (o) Conformed copy of Amendment No. 1 to Schedules A and C of the Participation Agreement with TransAmerica Life Insurance Co. and TransAmerica Financial Life Insurance Co.; (43)
        (p) Conformed copy of Amendment #9 to the Agreement for Administrative Services and Transfer Agency Services between the Registrant and Federated Services Company; (44)
        (q) Conformed copy of Amended and Restated Financial Administration and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company; (44)
        (r) Conformed copy of Assignment of Contracts between Federated
            Services Company and State Street Bank and Trust Company; (44)
(14)    (a) Conformed copy of Consent of Independent Registered Public
            Accounting Firm for MTB Group of Funds, Ernst & Young LLP; +
        (b) Conformed copy of Consent of Independent Registered Public Accounting Firm for The FBR Funds, Tait, Weller and Baker LLP; +
(15)        Not applicable;
(16)        Conformed copy of Power of Attorney of the Registrant; +
(17)    (a) Form of Proxy - FBR Maryland Tax-Free Portfolio; (45)
        (b) Form of Proxy - FBR Virginia Tax-Free Portfolio. (45)



-------------------------------------------------
+     All exhibits have been filed electronically.
7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed June 17, 1993. (File Nos. 33-20673 and 811-5514)
36. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 54 on Form N-1A filed June 27, 2002 (File Nos. 33-20673 and 811-5514)
38. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 57 on Form N-1A filed August 22, 2003 (File Nos. 33-20673 and 811-5514).
39. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 59 on Form N-1A filed April 28, 2004 (File Nos. 33-20673 and 811-5514).
40. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 60 on Form N-1A filed July 1, 2004 (File Nos. 33-20673 and 811-5514).
41. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 61 on Form N-1A filed August 27, 2004 (File Nos. 33-20673 and 811-5514).
42. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 62 on Form N-1A filed February 11, 2005 (File Nos. 33-20673 and 811-5514).
43. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 63 on Form N-1A filed April 28, 2005 (File Nos. 33-20673 and 811-5514).
44. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 65 on Form N-1A filed August 29, 2005 (File Nos. 33-20673 and 811-5514).
45. Response is incorporated by reference to Registrant's Registration Statement on Form N-14 filed December 2, 2005 (Files Nos. 333-130096 and 811-5514).

Item 17.    Undertakings

      (1) The undersigned registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

                                   SIGNATURES
      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 3rd day of January, 2006.


                                    MTB GROUP OF FUNDS


                                    By: /s/C. Grant Anderson
                                       C. Grant Anderson, Secretary

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the dates indicated.

NAME:                         TITLE:                DATE:


/s/ C. Grant Anderson         Attorney in Fact for  January 3, 2006
                              the Persons Listed
                              Below
------------------------------
C. Grant Anderson

Joseph J. Castiglia*          Chairman of the
                              Board and Trustee


Charles L. Davis, Jr.*        Chief Executive
                              Officer
                              (Principal Executive
                              Officer)

Carl W. Jordan*               President

Richard N. Paddock*           Treasurer
                              (Principal Financial
                              Officer)

William H. Cowie, Jr.         Trustee


John S. Cramer                Trustee


Mark J. Czarnecki*            Trustee


Daniel R. Gernatt, Jr.*       Trustee


Richard B. Seidel*            Trustee


Marguerite D. Hambleton*      Trustee

* By Power of Attorney